United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MESSAGE FROM OUR
CHIEF EXECUTIVE OFFICER

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

______ __, 2020

To our Stockholders:

It is our pleasure to invite you to attend our 2020 annual meeting of stockholders of JetBlue Airways Corporation, on Thursday, May 14, 2020 at 9 a.m., Eastern Daylight Time. This year’s annual meeting will be conducted virtually, via live audio webcast. You will be able to attend the annual meeting of stockholders online and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/jblu2020. You will be able to vote your shares electronically during the meeting by logging in using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials.

We continue to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. As we’ve learned, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world. In addition, the online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting www.proxyvote.com with your control number. We encourage you to log on and ask any questions you may have, which we will try to answer during the meeting. We recommend that you log in a few minutes before the meeting on May 14 to ensure you are logged in when the meeting starts. Finally, the safety of our crewmembers, customers and stockholders is important to us. In light of the recommendations issued by the CDC against public gatherings due to Covid-19, we think a virtual only meeting is advisable.

The following notice of annual meeting of stockholders outlines the business to be conducted at the virtual annual meeting. Only stockholders of record at the close of business on March 19, 2020 will be entitled to notice of and to vote at the virtual annual meeting. Further details about how to attend the meeting online and the business to be conducted at the annual meeting are included in the accompanying Notice of Annual Meeting and Proxy Statement.

We are again providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2019 Annual Report on Form 10-K. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this proxy statement, our 2019 Annual Report, and a form of proxy card or voting instruction card. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

Your vote is important. Regardless of whether you attend the annual meeting, we hope you vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Additionally, if you attend the virtual annual meeting, you may vote your shares at the meeting via the Internet even if you previously voted your proxy. Voting online or by phone, by written proxy or by voting instruction card ensures your representation at the annual meeting regardless of whether you attend the virtual meeting.

Very truly yours,

Robin Hayes

Chief Executive Officer and Director

On behalf of the Board of Directors of JetBlue Airways Corporation

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	05

CORPORATE GOVERNANCE AT JETBLUE	15

THE BOARD OF DIRECTORS	26

MANAGEMENT PROPOSAL 1 TO ELECT DIRECTORS	29

MANAGEMENT PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	36

NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS	37

COMPENSATION COMMITTEE REPORT	50

SUMMARY COMPENSATION TABLE	51

GRANTS OF PLAN-BASED AWARDS	52

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	54

OPTION EXERCISES AND STOCK VESTED	56

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	57

PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION	63

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	64

MANAGEMENT PROPOSAL 3 TO APPROVE THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN	66

MANAGEMENT PROPOSAL 4 TO APPROVE THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN	73

MANAGEMENT PROPOSAL 5 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	77

AUDIT COMMITTEE REPORT	80

MANAGEMENT PROPOSAL 6 TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO REQUEST THAT THE COMPANY CALL A SPECIAL MEETING	81

MANAGEMENT PROPOSAL 7 TO APPROVE AN AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO ACT BY WRITTEN CONSENT	83

PROPOSAL 8 STOCKHOLDER PROPOSAL	85

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	87

OTHER MATTERS	92

ADDITIONAL INFORMATION	92

APPENDIX A REGULATION G RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES	A-1

APPENDIX B	B-1

APPENDIX C	C-1

APPENDIX D	D-1

APPENDIX E	E-1

www.jetblue.com

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TO BE HELD ON MAY 14, 2020

9:00 a.m. (Eastern Daylight Time)

via the Internet at
www.virtualshareholdermeeting.com/jblu2020.

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

NOTICE of Annual Meeting of Stockholders

This notice of annual meeting, proxy statement and form of proxy for JetBlue Airways Corporation (“JetBlue” or the “Company”) are being distributed and made available on or about ______ __, 2020.

TIME AND DATE

9 a.m., Eastern Daylight Time, on Thursday, May 14, 2020

PLACE

Online at www.virtualshareholdermeeting.com/jblu2020

ITEMS OF BUSINESS

1.	To elect the ten directors named in this proxy statement;
2.	To approve, on an advisory basis, the Company’s executive compensation (“say on pay” vote);
3.	To approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan
4.	To approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan
5.	To ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2020;
6.	To approve an amendment to the Company’s amended and restated certificate of incorporation to provide stockholders with the right to request that the company call a special meeting
7.	To approve an amendment to the Company’s amended and restated certificate of incorporation to provide stockholders with the right to act by written consent
8.	To vote on a stockholder proposal, if properly presented at the meeting; and
9.	Such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE

You are entitled to vote only if you were a JetBlue stockholder as of the close of business on March 19, 2020.

By order of the Board of Directors

Brandon Nelson

General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020

The notice of annual meeting, the proxy statement and our fiscal year 2019 annual report are available on our website at http://investor.jetblue.com. Additionally, in accordance with the SEC rules, you may access our proxy materials at www.proxyvote.com.

VOTE IN ADVANCE OF THE MEETING:
If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.	BY INTERNET Go to www.proxyvote.com	BY TELEPHONE call 1-800-690-6903 (toll free)	BY MAIL mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

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VOTING

Your vote is very important. Regardless of whether you plan to virtually attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers about the Annual Meeting and Voting beginning on page 87 of the proxy statement.

VIRTUAL MEETING ADMISSION

Stockholders of record as of March 19, 2020, will be able to participate in the annual meeting by visiting our annual meeting website www.virtualshareholdermeeting.com/jblu2020. To participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. Online check-in will begin at 8:50 a.m., Eastern Daylight Time. Please allow ample time for the online check-in procedures.

ANNUAL MEETING WEBSITE AND PRE-MEETING FORUM

The online format used by JetBlue for the annual meeting also allows us to communicate more effectively with you. Stockholders can access our pre-meeting forum, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com. Stockholders can also access copies of our proxy statement and 2019 Annual Report on Form 10-K at the annual meeting website.

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PROXY STATEMENT SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE YOU VOTE.

Annual Stockholders Meeting (see pages 87-91)

Date May 14, 2020	Time 9:00 a.m. (Eastern Daylight Time)	Place Via the Internet at www.virtualshareholdermeeting.com/jblu2020

Record Date: March 19, 2020

Mailing Date: This Proxy Statement was first mailed to stockholders on or about ________, 2020

Meeting Agenda: The meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock of JetBlue Airways Corporation (the “Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Stock Symbol: JBLU

Exchange: Nasdaq

Common Stock Outstanding as of Record Date: 269,707,459

Registrar & Transfer Agent: Computershare Trust Company, N.A.

State of Incorporation: Delaware

Corporate Headquarters: 27-01 Queens Plaza North, Long Island City, NY 11101

Corporate Website: www.jetblue.com

Investor Relations Website: http://investor.jetblue.com

Voting Matters and Vote Recommendations

Proposals		Board Recommends	Reasons for Recommendation	See Page
1.	To elect ten directors named in the proxy statement	Vote FOR	The Board and its Governance and Nominating Committee believe the ten director nominees possess the skills and experience to effectively monitor performance, provide oversight and advise management on the Company’s long term strategy.
2.	To approve, on an advisory basis, the Company’s executive compensation “say on pay”	Vote FOR	Our executive compensation programs demonstrate our execution on our pay for performance philosophy.
3.	To approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan	Vote FOR	The Board believes having the stockholders approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan is in the Company’s best interests.
4.	To approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan	Vote FOR	The Board believes having the stockholders approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan is in the Company’s best interests.

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Proposals		Board Recommends	Reasons for Recommendation	See Page
5.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2020	Vote FOR	Based on the Audit Committee’s assessment of Ernst & Young’s qualifications and performance, the Board and Audit committee believe EY’s retention for fiscal year 2020 is in the best interest of the Company
6.	To approve an amendment to the Company’s amended and restated certificate of incorporation to provide stockholders with the right to request that the Company call a special meeting	Vote FOR	The Board and its Governance and Nominating Committee believe that having stockholders vote on an amendment to the amended and restated certificate of incorporation to provide stockholders with the right to request that the Company call a special meeting is in the Company’s best interests.
7.	To approve an amendment of the Company’s amended and restated certificate of incorporation to provide stockholders with the right to act by written consent	Vote FOR	The Board and its Governance and Nominating Committee believe that having stockholders vote on an amendment to the amended and restated certificate of incorporation to provide stockholders with the right to act by written consent is in the Company’s best interests.
8.	To vote on a Stockholder proposal, if properly presented at the Annual Meeting	Vote AGAINST	The Company believes that the stockholder proposal is not in the best interests of the Company.

VOTE IN ADVANCE OF THE MEETING
	BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll free)

BY MAIL

Sign, date and return the enclosed proxy card or voting instruction form. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

IN PERSON Vote online during the meeting See P. 87 “Questions and answers about the Annual Meeting” for details about voting at the meeting.

Our Director Nominees(1)

					Committee Memberships
Name Occupation	Age	Director since	Independent	Other Public Boards	Audit	Comp	Airline Safety	G&N	Finance
B. Ben Baldanza Owner and investor of Diemacher, LLC, former CEO, Spirit Airlines	58	2018	Y	1
Peter Boneparth(2) Advisor to the Blackstone Group, LLP	60	2008	Y	1
Virginia Gambale Managing Partner, Azimuth Partners LLC	60	2006	Y	3
Robin Hayes CEO, JetBlue Airways	53	2015	N	0

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					Committee Memberships
Name Occupation	Age	Director since	Independent	Other Public Boards	Audit	Comp	Airline Safety	G&N	Finance
Ellen Jewett Managing Partner, Canoe Point Capital, LLC	61	2011	Y	1
Robert Leduc Former President, Pratt & Whitney, a subsidiary of United Technologies Corporation	64	nominee	Y	0
Teri McClure Former Chief Human Resources Officer, United Parcel Services, Inc.	56	2019	Y	0
Sarah Robb O’Hagan CEO, EXOS, the Human Performance Company	47	2018	Y	0
Vivek Sharma CEO and Founder, InStride	45	2019	Y
Thomas Winkelmann Executive Chairman of Zeitfracht Group	60	2013	Y	0

    Chair

    Member

    Financial Expert

(1)	Reflects committee and committee Chair assignments to be implemented following the 2020 Annual Meeting, as Mr. Joel Peterson and Mr. Frank Sica are not standing for re-election and Mr. Stephan Gemkow resigned earlier this year.
(2)	Upon Mr. Peterson’s departure from the Board in May 2020, Mr. Boneparth will assume the role of independent Board Chair.

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Executive Compensation Advisory Vote

We are executing on our pay for performance philosophy

We aim to design our executive compensation program to reward our named executive officers for the Company’s success without incentivizing undue risk.

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Business Overview

How Did We Do in 2019?

2019 Financial and Operational Performance

On a GAAP basis, our full year results were as follows:

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2019 Highlights

We believe our differentiated product and culture, competitive costs, and high-value geography relative to other airlines contributed to our continued success in 2019. Our 2019 operational highlights include:

Product Enhancements

Throughout 2019, we continued to invest in industry-leading products which we believe will continue to differentiate our offerings from the other airlines.

■	Cabin Restyle - We made significant progress on our cabin restyle program which includes two iterations. Phase 1 of the program introduced our popular Airbus A321 interior to our Airbus A320 aircraft. Phase 2, which began in early 2019, includes enhancements to provide our customers with a cabin experience of the future. It features a new seat design with memory foam cushion comfort and adjustable headrests, a next generation inflight entertainment system with an expanded collection of on demand movies, television shows including full seasons and video content, plus new gaming features, and expanded Fly-Fi® coverage over water to support our growing network.
■	Mobile Application - We updated our mobile application to include an in-app chat functionality. With the added in-app functionality, customers will have even more options for connecting with our customer support crewmembers.
■	Fare Options 2.0 - Since launching our first fare options platform in 2015, we have gained deep insights into what customers want when they select a fare. In November 2019, we launched fare options 2.0 to offer the choices that today’s customers want, including a new low fare for price sensitive travelers which we call Blue Basic, and an updated option for customers who value additional benefits like flexibility and speed, which we refer to as Blue Extra. Blue Basic is designed to help customers save while still offering the full JetBlue experience. Customers choosing the Blue Basic option will enjoy the same great experience with the most legroom in coach, free brand-name snacks and drinks, free high-speed wi-fi, DIRECTV® and movies at every seat, and our award-winning customer service. Blue Extra offers customers full change flexibility, early boarding, and Even More® Speed at a significant discount over the cost of purchasing these services as add-ons.

Network

We continued to gain relevance in our high-value geography by building out our focus cities to establish a position of strength. Our network growth in 2019 was primarily aimed at adding more connect-the-dot routes in Boston and Fort Lauderdale. In Boston, we added more flights on 12 of our most popular routes and adjusted schedules to offer up to 18 and 14 hourly flights per day to New York and Washington D.C., respectively. In Fort Lauderdale, we launched daily flights to St. Maarten and Phoenix. In addition to strengthening our transcon market, the new Fort Lauderdale - Phoenix flights will not only give Arizona customers a direct link to South Florida, but also onward connections to the Caribbean and Latin America.

In February 2019, we began daily round trip service from Fort Lauderdale to Guayaquil, Ecuador. Guayaquil joined Quito as our second BlueCity in Ecuador, highlighting our success in this South American country.

In April 2019, we announced plans to launch multiple daily flights from Boston and JFK to London beginning in 2021. London will be our first BlueCity in Europe.

In June 2019, we announced plans to start winter seasonal service between JFK and Guadeloupe with three times weekly service which launched in February 2020. The new service grows our already expansive footprint in the Caribbean and Latin America, and caters to leisure travelers in the Northeast looking to experience a unique island getaway during the cold winter months.

In September 2019, we announced plans to launch daily nonstop service between JFK and Georgetown, Guyana beginning in April 2020.

In October 2019, we relocated our operations in Houston from William P. Hobby Airport to George Bush Intercontinental Airport to better serve our customers.

In December 2019, we launched daily nonstop services between JFK and Guayaquil, our first route enabled by the capabilities of the Airbus A321 new engine option (“neo”) aircraft. This route is the longest in our network, stretching beyond our previous longest route by more than 200 nautical miles.

We continued to examine our network to ensure we are making the best use of our aircraft and in 2019 we announced our plans to discontinue operations in Anchorage, La Romana in the Dominican Republic, and Mexico City. We believe these adjustments will promote healthy growth and improve the profitability of our network.

As a result of the decision by the U.S. Government to no longer permit air carriers to operate scheduled services to Cuban cities except for Havana, we ended our operations in Camagüey, Holguín and Santa Clara in December 2019.

Fleet

During 2019, we took delivery of six Airbus A321neo aircraft and bought out the lease of one of our aircraft. In connection with our plans to launch flights to London in 2021, we amended our purchase agreement with Airbus in April 2019 to convert 13 Airbus A321neo deliveries into A321 Long Range (“A321LR”) deliveries. The A321LR aircraft offers higher fuel capacity with a range of about 4,000 nautical miles.

In June 2019, we further amended our purchase agreement with Airbus to convert an additional 13 Airbus A321neo deliveries into the A321 Xtra Long Range (“A321XLR”) deliveries. We believe the range of the Airbus A321XLR will allow us to expand our relevance in Boston and New York by adding more destinations into Europe. In addition, we also converted 10 of our options for the Airbus A220-300 aircraft into firm orders.

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We anticipate that we will take delivery of a maximum of eleven Airbus A321neo aircraft and our first Airbus A220 aircraft in 2020.

Customer Service

JetBlue and our crewmembers were recognized in 2019 for industry leading customer service.

■	J.D. Power and Associates named JetBlue its Top Low Cost Airline for Customer Satisfaction for 2019. Within the J.D. Power study, we led in four of the seven categories: aircraft, inflight services, flight crew, and reservations. This is our 13th J.D. Power and Associates award.
■	Airline Ratings awarded JetBlue 7 out of 7 stars for safety, and 5 out of 5 stars for our product offerings. It also named us the Best Low Cost Airline in the Americas.
■	We were recognized in the 2019 TripAdvisor Travelers’ Choice® Awards for the Best Regional Business Class and Best in Passenger Comfort in North America.
■	At The Points Guy Awards, JetBlue took top honors in both Best Domestic Business Class Product and Best Domestic Economy Product for a second year in a row. We were also recognized by The Points Guy as the Best Airline for Families.
■	We are the number one domestic airline in Travel + Leisure’s World’s Best Awards 2019.

Our crewmembers

During 2019, our crewmembers recognized JetBlue as one of America’s “Best Large Employers” by Forbes. JetBlue ranked #11 through a survey that asked individuals how likely they would be to recommend their employer to someone else. We were also ranked #15 in the list of Top 50 Top-Rated Workplaces by Indeed. Indeed compiled this list by including companies that are members of the Fortune 500 Index with at least 100 reviews between June 2017 and June 2019. These companies are the most highly rated on overall employee experience.

JetBlue’s Approach to Environmental, Social and Governance Matters (“ESG”)

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance, informed by engagement directly with our stakeholders, creates the foundation that allows us to pursue our mission.

At JetBlue, we strive to conduct our business in ways that are principled, transparent, and accountable to key stakeholders. We have safeguarded our values of Safety, Caring, Integrity, Passion and Fun since our first flight.

We believe pursuing our mission generates long-term value. We focus our efforts where we can have the most positive impact on our business and the communities we serve, including issues related to environmental sustainability, youth and education, the community, culture and human capital. As a reflection of the importance of these matters, our Governance and Nominating Committee oversees responsibility for ESG initiatives and reporting. We have more information about our efforts in these areas on our website.

Governance

Board and Committee Structure and Composition

■	Independent Chairman of the Board; Chairman and CEO positions have been separated since 2008.
■	9 of 10 director nominees are independent, with Robin Hayes, our CEO, as our sole non-independent director nominees
■	All members of each of the Audit, Compensation and Governance and Nominating Committee (the “Governance Committees”) are independent and these committees regularly meet in executive session.
■	40% of all director nominees are female
■	Independent directors regularly meet in executive session.
■	We have a robust orientation program for new directors and ongoing training for continuing directors.
■	All Audit Committee members are financially literate, and a majority are audit committee financial experts.
■	The Compensation Committee uses an independent compensation consultant.

BOARD INDEPENDENCE

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Advanced Shareholder Rights

■	A robust, ongoing stockholder engagement program
■	Annual elections of all Directors
■	A majority vote standard in director elections
■	A thoughtful approach to board composition and refreshment
■	Annual board and committee evaluations
■	Limitation on the number of public company boards on which Directors may serve
■	Stockholders’ right to call a special meeting (to be voted on at this Meeting)
■	Stockholders’ right to act by written consent (to be voted on at this Meeting)
■	Proxy access

Strong Stockholder Support on Say on Pay

Our stockholders supported say on pay at 98.4% at our 2019 Annual Meeting. Our Compensation Committee believes the vote indicates support for our program.

See “Corporate Governance at JetBlue” at page 10 for more information.

Environmental/Sustainability Initiatives and Reporting

We believe it is our responsibility to manage our environmental footprint and explore associated risks and opportunities. Our Board established an ESG subcommittee to oversee this area. We employ a dedicated Sustainability and ESG crewleader to oversee the efforts of our entire airline and keep our management team and Board aware of climate-related risks and opportunities when developing strategy, performance, and budgets. Our Sustainability and ESG group leads climate change risk and opportunity assessment efforts and performs risk assessment related to possible emissions regulations on an on-going basis. In 2019, the Governance and Nominating Committee discussed efforts by the Company to use ESG efforts to mitigate macro risks and best position JetBlue to be a leader in this area. The Governance and Nominating Committee determined to establish a subcommittee to assist it in these efforts. The Governance and Nominating Committee evaluated the impact of the CORSIA regulatory regime and the Company’s efforts on its Sustainability Accounting Standards Board (SASB) and Task Force on Climate- Related Financial Disclosure reporting. The Governance and Nominating Committee expects to be more focused on the costs associated with the cost of carbon offsetting compliance. More information on these efforts is available on our website.

In January 2020, JetBlue announced plans to become carbon neutral on domestic flights by July 2020 with offsetting up to 17 billion pounds of carbon by investing in projects focused on initiatives like forest conservation.

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Diversity and Inclusion

We cultivate and measure the visual and non-visual diversity of our workforce and leadership teams, recognizing that both aspects support enhanced organizational decision-making. Thematically, diversity and inclusion falls under the social focus of ESG. The work itself is done cross functionally over multiple teams including throughout our People Department and managed by a dedicated ESG crewleader. We have ongoing programs to encourage a diverse talent pipeline specifically for technical roles, like pilots.

We are taking measured and organic steps toward building a leadership pipeline that is reflective of our crewmember and customer base. This also includes our Board of Directors. New guidelines include limits on tenure and an age-based retirement threshold. In 2019, we made changes to the Board that bring new perspectives and diversity (in age, background, as well as visual diversity). We have improved gender diversity on the board. The Board in May, assuming all nominees are elected/reelected, will have four female directors out of ten directors. We have also increased age diversity with 2 directors in their 40s. The average Board tenure is 9 years as of March, 2020.

This and other ESG topics will be covered in our 2019 annual SASB and TCFD report.

Corporate Social Responsibility

General JetBlue For Good/CSR

JetBlue For Good is JetBlue’s platform for social impact and corporate responsibility. Giving back is part of JetBlue’s DNA and is core to its mission of inspiring humanity. Centered around volunteerism and service, JetBlue For Good focuses on the areas that are most important to the airline’s customers and crewmembers - community, youth/education and the environment. Combining JetBlue’s corporate efforts with its customers’ and crewmembers’ passions, the common theme is Good – JetBlue For Good.

CSR – Youth/Education & Community-focused

JetBlue’s core programs and partnerships directly impact the areas where its customers and crewmembers live and work by enhancing education and providing access to those that are traditionally underserved. Signature programs include the award-winning Soar with Reading initiative which has provided more than $3.75 million worth of books to date to kids who need them most; Blue Horizons For Autism which helps introduce air travel in a realistic environment to families and children affected by autism; and Swing For Good which raises funds for education and youth focused non-profits. The below graphic speaks to our CSR initiatives since our inception or since the date as indicated.

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Political Contributions

Recognizing the interest of stockholders in establishing greater transparency about corporate political contributions, we disclose any political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities in our annual SASB and TCFD reporting. As part of our commitment to transparency, we developed the Political Contributions Policy, which discusses how we engage in the political process. The policy is available at on the investor relations page of www.JetBlue.com.

Human Trafficking

The issue of human trafficking is one that hits close to home in our industry. Victims of this crime are often hidden in plain sight, including on aircraft and in airports. We work with the U.S. Department of Homeland Security and the U.S. Department of Transportation to support the Blue Lightning initiative, an initiative aimed at stopping human trafficking. We educate our crewmembers on the issue and how to report suspicious activities. We established a cross-team working group to assess what additional policies and practices we can use to help combat this problem.

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CORPORATE GOVERNANCE AT JETBLUE

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance that is informed by engagement directly with our stakeholders creates the foundation that allows us to pursue our mission. Corporate governance at JetBlue is designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, and foster responsible decision making and accountability.

Corporate Governance

The Board of Directors Provides Operational and Strategic Oversight

The Board oversees management, business affairs and integrity, works with management to determine the Company’s mission and long-term strategy, oversees risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal control over financial reporting and external audit. In addition, Board committees focus on the following:

Audit	Financial reporting; internal and external audit; cybersecurity, including in support of the Board’s role in risk oversight of cybersecurity risks; certain other risks not otherwise assigned; certain legal, regulatory, compliance and business continuity matters
Compensation	Compensation and benefits; succession planning at the officer level, including with the Governance and Nominating Committee
Governance and Nominating	Board effectiveness, director qualifications, on boarding and continuing education of directors, political contribution and PAC matters, shareholder engagement, governance framework
ESG Subcommittee	Environmental and sustainability initiatives, social and governance issues, including diversity and inclusion
Airline Safety	Monitor promotion of operational safety culture, flight operations safety and overview of aspects of airline safety
Finance	Oversight of the Company’s financial condition, financing activities, capital plan, budget and related activities

Management Drives Our Strategy and Operations

Led by the CEO, the senior leadership team is responsible for achieving our mission, establishing and delivering on our strategy, maintaining and inspiring our culture and crewmembers, inspiring and creating innovative and disruptive products, establishing accountability, and controlling risk. The senior leadership team also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. The senior leadership team consists of those leading the operation, the commercial team, as well as those leading central functions like Finance, Legal and People (which is how we refer to Human Resources). Members of the senior leadership team appear before the Board regularly, with most attending a Board or committee session each quarter, and also interact with the directors outside the boardroom.

Representatives from the Company’s Legal and Government Affairs groups address public policy, regulatory, government affairs, compliance, legal risk, and other issues. The Company’s internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to senior leadership and the Board that the Company is anticipating, identifying, assessing, and prioritizing risks. Our Tax and Treasury departments report regularly to the Board. Our Infrastructure team, along with others, assists the Board in its governance of major real estate transactions. Our Board and its committees also work closely with representatives from the Company’s People department, the Cybersecurity team and the Information Technology department. Members of the Board have access to all of our crewmembers outside of Board meetings.

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The Board of Directors

Board Structure

Our Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate Independent Board Chair and Chief Executive Officer. Mr. Joel Peterson has served as our independent Chair of the Board since 2008 and will not be standing for re-election at the upcoming Annual Meeting of Stockholders. The Board has selected Mr. Peter Boneparth to assume the independent Chair of the Board position after our Annual Meeting of Stockholders in May 2020. Our Board believes that our current structure, with an independent Chair, who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong independent leadership and corporate governance structure that best serves the needs of JetBlue and its stockholders. In our independent Chair, our CEO has a counterpart who can be a thought partner. We believe this corporate structure also permits the Board of Directors to have a healthy dynamic that enables its members to function to the best of their abilities, individually and as a unit. The Board expects to continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to JetBlue and its future needs. Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board.

Independent Chairman of the Board	Independent Board

Key responsibilities of the Chair include:

■

Calling meetings of the Board and executive sessions with independent directors

■

Setting the agenda for Board meetings in consultation with other directors, the CEO, and the corporate secretary

■

Chairing executive sessions of the independent directors

■

Working with the Chairs of the Compensation Committee and the Governance and Nominating Committee with regard to the annual CEO performance evaluation

■

Working with the Governance and Nominating Committee to (1) oversee assessments of the Board and its committees and (2) recommend changes to enhance Board, committee and director effectiveness

■

Engaging with stockholders

■

Acting as an advisor to Mr. Hayes on strategic aspects of the CEO role with regular consultations on major developments and decisions likely to be of interest to the Board

■

Performing the other duties specified in the Corporate Governance Guidelines or assigned by the Board

■

Setting and maintaining Board culture

■

9 of 10 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our CEO Robin Hayes, all directors are independent.

■

Quarterly executive sessions of independent directors – At each quarterly Board meeting, the independent directors meet in executive session without Company management present. Additional executive sessions are held as needed.

■

Strategy – The Independent directors meet in executive session at the annual strategy session.

■

Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and management.

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Board Composition

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of stockholders, is a top priority of the Board and the Governance and Nominating Committee. The Board and the Governance and Nominating Committee believe that different perspectives are critical to a forward-looking and strategic Board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring. When recommending to the Board the slate of director nominees for election at the Annual Meeting of Stockholders, the Governance and Nominating Committee strives to maintain an appropriate balance of diversity, skills, and tenure on the Board. The below tables reflect our Board nominees for election.

Board Structure: Committees

To support effective corporate governance, the Board delegates certain responsibilities to its committees, who report on their activities to the Board.

■	Five Standing Committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, an Airline Safety Committee and a Finance Committee. Each Committee has a charter describing its specific responsibilities, which can be found on our investor relations page on our website. The table below provides current membership for each Board Committee. In 2019, our Board established an ESG subcommittee to the Governance and Nominating Committee, to address Environmental, Social and Governance issues pertinent to our business.

■	Committees are Independent – Our Governance Committees (Audit, Compensation and Governance and Nominating) and our Finance Committee are staffed by independent directors. Our CEO serves on the Airline Safety Committee.

■	Regular Committee Executive Sessions of Independent Directors – Members of the Audit, Compensation and Governance and Nominating Committees regularly meet in executive session.

■	Committees have authority to engage legal counsel or other advisors or consultants – Each committee can retain advisors or consultants as it deems appropriate to carry out its responsibilities.

■	Independent compensation consultant – The Compensation Committee retains Pay Governance LLC (“Pay Governance”)

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to advise the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Pay Governance also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. Pay Governance consults with the Committee about its recommendations to the Board on chief executive officer compensation. Pay Governance is directly accountable to the Committee. To maintain the independence of the firm’s advice, Pay Governance does not provide any services for JetBlue other than those described above.
■	The Compensation Committee consultant maintains its independence – Annually, the Compensation Committee assesses the independence of its compensation consultant. A consultant satisfying the following requirements will be considered independent. The consultant (including each individual employee of the consultant providing services):

–	Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee
–	Is independent of the Company
–	Maintains and adheres to the Pay Governance independence policy to prevent conflicts of interest
–	Does not directly own JetBlue common stock
–	Will not perform any work for Company management except at the request of the Compensation Committee Chair and in the capacity of the Compensation Committee’s agent
–	Does not provide any unrelated services or products to the Company, its affiliates, or management, except for surveys purchased from the consultant firm
–	Do not have any business or personal relationship with a Committee member or with an executive officer of JetBlue
–	In 2019, the fees received for the JetBlue engagement were less than 1% of PG’s annual revenues

In assessing the consultant’s independence, the Compensation Committee also considers the nature and amount of work performed for the Compensation Committee during the year, the nature of any unrelated services performed by the consultant for the Company, and the fees paid for those services in relation to the firm’s total revenues. Every year, the consultant prepares for the Compensation Committee an independence letter providing assurances and confirmation of the consultant’s independent status under the noted standards. The Compensation Committee believes that Pay Governance has been independent during its engagement as a consultant to the Compensation Committee.

■	Audit Committee Financial Experts – The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The members of the Audit Committee meet the Nasdaq Stock Market (“Nasdaq”) listing standard of financial sophistication and a majority are “audit committee financial experts” under SEC rules (Ms. Gambale, Ms. Jewett and Messrs. Baldanza and Boneparth).

Responsibilities

AUDIT
Members*: Ben Baldanza Peter Boneparth (Chair) Virginia Gambale Ellen Jewett Teri McClure Sarah Robb O’Hagan Vivek Sharma Meetings held in 2019: 9

Pursuant to its charter, on behalf of the Board of Directors, the Audit Committee oversees:

■  the integrity of our financial statements,

■  the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm,

■  compliance with ethics policies and legal and regulatory requirements,

■  the performance of our internal audit function,

■  our financial reporting process and systems of internal accounting and financial controls and

■  other items including risk assessment and compliance.

The Audit Committee is also responsible for review and approval of any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. The responsibilities and activities of the Audit Committee are further described in “Report of the Audit Committee” and the Audit Committee charter.

Each member is an independent director within the meaning of the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards. In addition, the Board of Directors determined that Mr. Boneparth, Ms. Gambale, Ms. Jewett and Mr. Baldanza each is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. A report of the Audit Committee is set forth elsewhere in this proxy statement.

At the 2020 Annual Meeting, Mr. Boneparth will assume the position of Board Chair. Mr. Baldanza will serve as Chair of the Audit Committee and we anticipate the Audit Committee will consist of Virginia Gambale, Ellen Jewett, Robert Leduc and Vivek Sharma.

The Audit Committee operates under a written charter, which was adopted by the Board and is available on our website at http://investor.jetblue.com.

*     Memberships as of December 31, 2019.

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COMPENSATION
Members*: Virginia Gambale (Chair) Stephan Gemkow Sarah Robb O’Hagan Thomas Winkelmann Meetings held in 2019: 9

The Compensation Committee:

■  determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers (as discussed more fully under “Compensation Discussion and Analysis” beginning on page 28 of this proxy statement),

■  evaluates the performance of named executive officers, including the CEO, CFO, President and COO, GC and Corporate Secretary,

■  reviews and recommends to the Board compensation for our non-employee directors,

■  reviews and approves stock-based compensation for our directors, officers and crewmembers,

■  oversees the administration of our Amended and Restated 2011 Incentive Compensation Plan, and Amended and Restated 2011 Crewmember Stock Purchase Plan (and successor plans), and

■  prepares and recommends to the full Board for inclusion in this proxy statement a Compensation Committee report. The Compensation Committee report for this proxy statement is on page XX.

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. Each member is an independent director within the meaning of the applicable Nasdaq rules, including the enhanced independence requirements applicable to members of compensation committees. The Compensation Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. A report of the Compensation Committee is set forth elsewhere in this proxy statement.

At the 2020 Annual Meeting, assuming all director nominees are (re) elected, we anticipate the Compensation Committee will consist of Virginia Gambale (Chair), Teri McClure, Sarah Robb O’Hagan and Thomas Winkelmann.

The charter of the Compensation Committee is available on our website at http://investor.jetblue.com.

GOVERNANCE AND NOMINATING
Members*: Ellen Jewett (Chair) Joel Peterson Frank Sica Thomas Winkelmann Meetings held in 2019: 4

The Governance and Nominating Committee is responsible for:

■  developing our corporate governance policies and procedures, and for recommending those policies and procedures to the Board for adoption,

■  making recommendations to the Board regarding the size, structure and functions of the Board and its committees, identifying and recommending new director nominees in accordance with selection criteria established by the Board.

■  conducting the annual evaluation of the performance of the Board, its committees and each director, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and all other Board committees are comprised of qualified directors, developing and recommending a succession plan for the CEO, and

■  developing and recommending corporate governance policies and procedures appropriate to the Company.

Each member is an independent director within the meaning of the applicable Nasdaq rules. The Governance and Nominating Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

At the 2020 Annual Meeting, Messrs. Peterson and Sica will be stepping down from the Board. Assuming all director nominees are (re) elected, we anticipate the Governance and Nominating Committee will consist of Ellen Jewett (Chair), Peter Boneparth, Teri McClure and Thomas Winkelmann.

The charter of the Governance and Nominating Committee is available on our website at http://investor.jetblue.com.

*     Memberships as of December 31, 2019.

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AIRLINE SAFETY
Members*: Ben Baldanza Robin Hayes Frank Sica Thomas Winkelmann (Chair) Meetings held in 2019: 4

The Airline Safety Committee is responsible for:

■  monitoring and review of our flight operations and safety management system and reports to the Board on such topics.

The Airline Safety Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

At the 2020 Annual Meeting, Mr. Frank Sica will be stepping down from the Board. Assuming all director nominees are (re) elected, we anticipate the Airline Safety Committee will consist of Thomas Winkelmann (Chair), Ben Baldanza, Robert Leduc and Robin Hayes.

The charter of the Airline Safety Committee is available on our website at http://investor.jetblue.com.

FINANCE
Members*: Ben Baldanza Peter Boneparth Stephan Gemkow Ellen Jewett Frank Sica (Chair) Meetings held in 2019: 7

The Finance Committee is responsible for:

■  providing management with advice and counsel regarding the Company’s financial condition, financing activities, capital plan and budget and related matters.

Established in 2018, the Finance Committee views itself as a consultative resource for management, and it is currently uncompensated.

At the 2020 Annual Meeting, Mr. Frank Sica will be stepping down from the Board. Assuming all director nominees are (re) elected, we anticipate the Finance Committee will consist of Ben Baldanza, Peter Boneparth (Chair) and Ellen Jewett.

The charter of the Finance Committee is available on our website at http://investor.jetblue.com.

*     Memberships as of December 31, 2019.

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Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee (whose names appear under “— Report of the Compensation Committee”) is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

Board Oversight

Stockholders elect the Board to oversee management and to serve stockholders’ long-term interests. Management is responsible for achieving our mission, delivering on our strategy, creating our culture, inspiring and creating innovative products, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk, ESG, and other areas while considering feedback from stakeholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the Senior Leadership Team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.

Through oversight, review, and counsel, our Board works with management to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.

Board Oversight of Strategy

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As JetBlue looks to innovate along the travel ribbon, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the Senior Leadership Team, and leaders from across JetBlue provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy. At all of these reviews, the Board engages with the Senior Leadership Team and other business leaders regarding business objectives, technology updates, the competitive landscape, economic trends, and public policy and regulatory developments. At meetings occurring throughout the year, the Board also assesses the competitive landscape, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus.

Board Oversight of Risk

Our Board oversees the management of risk inherent in the operation of the Company’s businesses and the implementation of its strategic plan by relying on several different levels of review.

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In connection with its reviews of the operations of the Company’s business and corporate functions, the Board addresses the primary risks associated with those business and corporate functions. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company. The Board also reviews certain entity level type risks, including cybersecurity.

The Board appreciates the rapidly evolving nature of threats presented by cybersecurity incidents and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company. With respect to cybersecurity, the Board receives regular reports from Company management, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities, and relevant legislative, regulatory, and technical developments.

Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the Company’s long-term strategy.

The Audit Committee oversees the operation of the Company’s ethics and compliance program. The Audit Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the primary risks to the Company’s business, such as financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, and reputational risks, and reviews the steps management has taken to monitor and control these exposures. It also periodically monitors and evaluates the primary risks associated with particular business units and functions. The Audit Committee may, in its business judgment, escalate certain risks to the Board as a whole. The Company’s Corporate Audit team assists management in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm, the head of Corporate Audit and may meet with other members of management. The Audit Committee provides reports to the Board which describe these activities and related conclusions.

Management reviews the compensation practices and programs annually to determine if they present a risk to materially adversely affect the Company and presents the review annually to the Compensation Committee. We believe that for the substantial majority of our crewmembers the incentive for risk taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these crewmembers do not have the authority to take action on our behalf that could expose us to significant business risks.

Compensation Risk Analysis

In early 2020, the Compensation Committee reviewed the 2019 cash and equity incentive programs for senior executives and concluded that certain aspects of the programs actually reduce the likelihood of excessive risk taking. These aspects include (i) the use of long-term equity awards to create incentives for senior executives to promote long-term growth of the Company, (ii) clawback policy, (iii) limiting the incentive to take excessive risk for short-term gains by imposing caps on annual cash incentive awards, and (iv) vesting the Compensation Committee with authority to exercise discretion to reduce payouts under our annual cash incentive awards program.

For these reasons, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Stockholder Interests

Stock Retention and Ownership Guidelines

Our directors hold their equity compensation until their retirement or separation from our Board. For 2019, our executives had the following holding requirements: 6x base salary for our CEO and 2x base salary for our senior executives. The policy has post-tax vesting holding requirements to provide executives with some liquidity options while they are on track to meet the guidelines. As of December 2019, each of Mr. Hayes, Ms. Geraghty, Mr. Priest and Mr. Sundaram met or exceeded our stock ownership guidelines, including common stock, and unvested restricted stock units but excluding unvested performance stock units and vested underwater stock options. As Mr. Nelson is new to his role, he is making progress towards achieving the ownership guidelines, in accordance with our policy. We anticipate periodically reviewing, and may revise our executive stock ownership guidelines from time to time.

Director Stock Ownership Policy Aligns Interests with Stockholders

We believe that directors should have a significant financial stake in JetBlue. In 2019, all director stock units, once vested, are deferred until the director’s departure from JetBlue. These director stock units are settled as common stock six months following a director’s separation from the Board.

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Compensation Clawback

Our Board adopted a policy, often referred to as a clawback policy, which requires reimbursement of all or a portion of any bonus, incentive payment, or equity-based award granted to or received by any executive officer and certain other officers after January 1, 2010 where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) in the Board’s view the executive engaged in willful misconduct that caused or partially caused the need for the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results.

Hedging Practices

Our Insider trading policy prohibits hedging and pledging of our securities by insiders.

We Have Advanced Stockholder Rights

Majority Voting

In an uncontested election, directors are elected by the majority of votes cast.

Pursuant to our Bylaws, the Board will not nominate for election as director any nominee who has not agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection and acceptance of such resignation by the Board of Directors. If a nominee fails to receive the required number of votes for reelection, the Board (excluding the director in question) may either accept such director’s resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results.

Annual Elections

All directors are elected annually. JetBlue does not have a classified board.

Proxy Access

We have a “Proxy Access” bylaw that permits eligible stockholders to nominate candidates for election to the JetBlue Board. To be eligible to nominate candidates to be included in the Company’s proxy statement and ballot, stockholders must meet certain requirements.

PROXY ACCESS

Stockholders holding at least

3% of our common stock
held by up to 20 stockholders

Holding the shares continuously for at least

3 years
Can nominate the greater of two candidates or
20% of the Board

whichever is greater, for election at an annual stockholders meeting if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws

Right to Call a Special Meeting

Our Board has directed that we submit to our stockholders a proposal to amend our certificate of incorporation to permit stockholders the right to call a special meeting. If the proposal is approved by our stockholders, we will amend our certificate of incorporation and the corresponding bylaw provisions and the change will become effective.

Right to Act by Written Consent

Following a vote at our 2019 Annual Meeting, our Board directed that we submit to our stockholders a proposal to amend our certificate of incorporation to permit stockholders to act by written consent. If the proposal is approved by our stockholders, we will amend our certificate of incorporation and the corresponding bylaw provisions and the change will become effective.

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Director Onboarding and Education

Directors Receive Robust Orientation and Continuing Education Resources

■	Director orientation – Our enhanced and revised director orientation program familiarizes new directors with JetBlue’s business, operations, strategies and policies, and assists them in developing company and industry knowledge to optimize their service on the Board. As we add new Board members, we continue to solicit our Board members’ post-orientation feedback to improve our director orientation program.

The enhanced orientation process includes directors going to our orientation classes for new crewmembers and “shadowing” certain operational leaders to help them appreciate the industry’s complexities. The Board works with management on an ongoing basis to continue to enhance the orientation program with feedback solicited as directors go through the orientation program.

■	Continuing education – We provide our directors with educational opportunities to enhance the skills and knowledge they use to perform their responsibilities, including a membership with the National Association of Corporate Directors (“NACD”). These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs.

Evaluation Components – Board, Committees, Directors

Under the leadership of the Committee Chair, the Governance and Nominating Committee oversees the Board’s annual evaluation process focused on three components: (1) the Board, (2) Board committees and (3) individual directors. In addition, the Governance and Nominating Committee regularly discusses Board composition and effectiveness during its committee meetings.

In 2019, to enhance its processes, the Board performed its own self evaluation, involving individual interviews and feedback provided to the General Counsel for the Board. The General Counsel provided the Board with themes and feedback, for the Board to discuss and to consider in the future. This process generated comments and discussion at all levels of the Board, including with respect to Board composition and processes.

Our Corporate Governance Framework

Our governance framework is designed to ensure our Board has the necessary skills, expertise, authority and practices in place to review and evaluate management and our business operations in an independent manner. Our goal is to align the interests of directors, management, stockholders and our other stakeholders, and comply with or exceed the requirements of Nasdaq and applicable law and implement best practices. This framework establishes the practices our Board follows with respect to, among other things, Board composition and director nomination, Board meetings and involvement of senior management, director compensation, CEO performance evaluation, management succession planning, and Board committees.

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Our Corporate Governance Documents
Amended and Restated Articles of Incorporation	Audit Committee Charter
Amended and Restated Bylaws	Compensation Committee Charter
Corporate Governance Guidelines	Governance and Nominating Committee Charter
JetBlue Code of Conduct	Airline Safety Committee Charter
JetBlue Business Partner Code of Conduct	Finance Committee Charter
JetBlue Code of Ethics	ESG Subcommittee Charter

How to Communicate with Our Board

Stockholders may communicate with our Board by sending correspondence to the JetBlue Board of Directors, c/o Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence; however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications he deems to be inappropriate, or to take any other appropriate actions with respect to such inappropriate communication.

The Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board, as set forth in our Governance Guidelines.

Any interested party, including any JetBlue crewmember, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chair of the Board by letter to the above address, marked for the attention of the Chair. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

Additionally, based on past experience, we believe that the virtual format of the annual meeting will continue to expand Board outreach to stockholders by allowing stockholders from any location to ask questions of our leaders and directors present at the meeting.

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THE BOARD OF DIRECTORS

Director Nominee Selection Process

The Governance and Nominating Committee is responsible for recommending to the Board a slate of nominees for election at each Annual Meeting of Stockholders. In 2019, the Governance and Nominating Committee engaged a search firm to enhance its processes. Ms. McClure and Mr. Sharma were both appointed to the Board in 2019. Ms. McClure, Mr. Sharma and a new nominee, Mr. Robert Leduc, are standing for election by the stockholders for the first time in May 2020.

The Governance and Nominating Committee considers a wide range of factors when assessing potential director nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Committee concludes are pertinent in light of the current needs of the Board based on the Company’s 3-5 year strategy. The Board considers diversity of viewpoints, background, race, gender, ethnicity, experience, accomplishments, education and skills when evaluating nominees. The Governance and Nominating Committee engages an external search firm to assist it in identifying potential nominees. The Governance and Nominating Committee has emphasized the importance of diversity in its instructions to the search firm. The Board’s needs develop over time. A potential nominee’s qualifications are evaluated to determine whether the potential nominee meets the qualifications required of all directors as well as the key qualifications and experience required to be represented on the Board, as described above. Further, the Governance and Nominating Committee assesses how each potential nominee would impact the skills, experience and diversity represented on the Board as a whole in the context of the Board’s overall composition and the Company’s current and future needs.

Board Candidate Nomination Process

In evaluating and determining whether to nominate a candidate for a position on our Board, the Governance and Nominating Committee considers, among other criteria, integrity and values, relevant experience, diversity, and commitment to enhancing stockholder value. Candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations from current Board members, stockholders, officers or other recommendations. The Committee applies the same criteria in reviewing candidates regardless of the source of the recommendation.

Stockholder-Nominated Director Candidates

The Board of Directors adopted revisions to our Bylaws, putting into place balanced and market-standard proxy access provisions in step with other public companies that have adopted proxy access. We believe that these provisions provide meaningful, effective and accessible proxy access rights to our stockholders, and balances those benefits against the risk of misuse or abuse by stockholders with special interests that are not shared by all or a significant percentage of our stockholders. Our proxy access provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws.

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Board Membership Criteria

The Board and the Governance and Nominating Committee believe there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each individual director. In addition, the Board conducts interviews of potential director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

BOARD MEMBERSHIP CRITERIA
Independence
Integrity
Track record of success
Business Judgment
Innovative thinking
Diversity
Familiarity with and respect for corporate governance requirements and practices
Ability & willingness to commit sufficient time to the Board

Our Board is composed of a diverse group of leaders in their respective fields. Many of our current directors have leadership experience at major companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic institutions or financial services which brings unique perspectives to the Board. Further, each of the Company’s directors has other specific qualifications that make him or her a valuable member of our Board, such as financial literacy, talent and brand management, customer service experience and crewmember relations, as well as other experience that provides insight into issues we face.

The Board does not have a specific diversity policy, but considers diversity of viewpoints, background, race, gender, ethnicity, experience, accomplishments, education and skills when identifying and evaluating nominees. Diversity is important because the Board believes that a variety of points of view that comes from a Board that is diverse contributes to a more effective decision-making process. When recommending director nominees for election by stockholders, the Board and the Governance and Nominating Committee focus on how the experience, skill set and diversity of each director nominee complements those of fellow director nominees to create a balanced Board with diverse backgrounds, viewpoints and deep expertise. The Board believes that directors should contribute positively to the existing chemistry and collaborative culture among Board members. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. In determining whether an incumbent director should stand for reelection, the Governance and Nominating Committee considers, with respect to each nominee, the above factors, as well as that director’s personal and professional integrity, attendance record, preparedness, participation and candor, any additional criteria set forth in our Governance Guidelines and other relevant factors as determined by the Board. Periodically, the Governance and Nominating Committee reviews the Company’s short- and long-term business plans to gauge what additional current and future skills and experience should be represented on the Company’s Board. The Corporate Governance and Nominating Committee seeks to use the results of the assessment process as it identifies and recruits potential director candidates.

Director Independence

Having an independent board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on our website on the investor relations page. The guidelines meet the independence requirements of Nasdaq.

Each year, the Board affirmatively determines a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination of independence.

The Board analyzed the independence of each director and nominee and determined that Mses. Gambale, Jewett, McClure and Robb O’Hagan and Messrs. Baldanza, Boneparth, Sharma, Winkelmann, and Mr. Leduc meet the standards of independence under applicable Nasdaq listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. Robin Hayes, our CEO, is our only director that is not independent.

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Director Attendance

The Board held a total of six meetings during 2019. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal year 2019. The Company has a policy encouraging all directors to attend each annual meeting of stockholders. All members of our Board attended our 2019 annual meeting of stockholders held on May 16, 2019.

2020 Director Nominees

There are currently twelve members of our Board of Directors and, assuming the election of all nominees, immediately following the annual meeting the size of our Board of Directors will be set at ten directors. Mr. Peterson, our Board Chair and a director since 1999, and Mr. Sica, our Vice Chair and a director since 1998, are not standing for reelection. Mr. Gemkow resigned from the Board in March, following his nomination to the Board of a major business partner of JetBlue. The Company thanks Mr. Peterson, Mr. Sica and Mr. Gemkow for their years of exemplary service to JetBlue.

At the 2020 annual meeting, ten directors are to be elected to hold office until the 2021 annual meeting and until their successors have been elected and qualified. All nominees are current JetBlue Board members who were elected by stockholders at the 2019 annual meeting, except for Teri McClure, who was appointed to the Board in July 2019 and Vivek Sharma, who was appointed to the Board in November 2019, and Robert Leduc whose Board service would commence upon his election at the annual meeting. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated each of B. Ben Baldanza, Peter Boneparth, Virginia Gambale, Robin Hayes, Ellen Jewett, Teri McClure, Sarah Robb O’Hagan, Vivek Sharma and Thomas Winkelmann, each a current director of the Company, and Robert Leduc, a nominee to the Board, to be elected as a director of the Company to serve on our Board until the 2021 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until his or her earlier death, disability, resignation, retirement, disqualification or removal from office.

The Board has no reason to believe that any of the nominees named in this proxy statement would be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve as a director if elected, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. If a quorum is present, a nominee for election to a position on the Board will be elected by a majority of the votes cast at the annual meeting.

Included in each director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Governance and Nominating Committee believe that the combination of the various qualifications and experiences of the director nominees would contribute to an effective and well-functioning board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

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MANAGEMENT PROPOSAL 1

TO ELECT DIRECTORS

What are you voting on?

■ Stockholders are being asked to elect ten (10) director nominees for a one-year term.

Voting recommendation:

■ FOR the election of each director nominee. The Board and the Governance and Nominating Committee believe that each of the ten director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s management and effectively oversee the long-term interests of the stockholders.

All nominees are current JetBlue board members who were elected by the stockholders, except for Teri McClure and Vivek Sharma, who were both appointed to the Board in 2019 and Mr. Leduc, a nominee for election. Messrs. Peterson and Sica will not be standing for re-election at this year’s Annual Meeting. Mr. Gemkow resigned from the Board in March, following his nomination to the Board of a major business partner of JetBlue. The Board and JetBlue thank Messrs. Gemkow, Peterson and Sica for their years of service to JetBlue.

YOUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

B. BEN BALDANZA Age 58 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES: ■ Audit ■ Airline Safety ■ Finance

EXPERIENCE:

Current Role:

■ Owner and CEO of Diemacher, LLC, a consulting firm, an advisory firm helping businesses restructure, grow revenue, and reduce costs.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Six Flags Entertainment Corporation

Prior Business and Other Experience:

■ From 2006 to 2016, Mr. Baldanza was the CEO, President and a member of the Board of Directors of Spirit Airlines, Inc. and in 2005, its President and Chief Operating Officer. Prior to his role at Spirit, Mr. Baldanza held positions in Finance, Marketing and Operations at American Airlines, Northwest Airlines, Continental Airlines, Taca Airlines and U.S. Airways. He has more than 30 years of experience in the aviation industry.

Prior Public Company Board:

■ Spirit Airlines, Inc.

Key Qualifications:

■ As the former Chief Executive Officer of a domestic airline, Mr. Baldanza’s experience and qualifications include finance and investment experience, a deep understanding of human resources and labor relations, airline operational experience, knowledge of the competitive landscape, experience with government and regulatory affairs, risk management, including commodities risk, customer service and brand enhancement, international experience and general airline industry knowledge. Mr. Baldanza has extensive commercial and operational experience with expertise in revenue management and productivity.

PETER BONEPARTH Age 60 Director since: 2008 INDEPENDENT JETBLUE BOARD COMMITTEE: ■ Audit, Chair ■ Finance

EXPERIENCE:

Current Role:

■ Senior advisor to a division of The Blackstone Group, LLP, advising on the retail industry.

Current Public Company Boards:

■ JetBlue Airways Corporation

■ Kohl’s Corporation

Prior Business and Other Experience:

■ Mr. Boneparth is a former Senior Advisor of Irving Capital Partners, a private equity group, from February 2009 through 2014. He served as president and CEO of the Jones Apparel Group from 2002 to 2007.

Key Qualifications:

■ As a senior retail executive, Mr. Boneparth’s qualifications and experience include finance and investment experience, talent management, international business experience, knowledge of brand enhancement and customer service, oversight of risk management and crewmember relations.

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VIRGINIA GAMBALE Age 60 Director since: 2006 INDEPENDENT JETBLUE BOARD COMMITTEES: ■ Audit ■ Compensation, Chair

EXPERIENCE:

Current Role:

■ Managing Partner of Azimuth Partners LLC, a technology advisory firm facilitating the growth and adoption of emerging technologies such as cloud, advance AI Analytics, VR and digital consumer engagement for financial services, consumer and technology companies.

Current Public Company Boards:

■ JetBlue Airways Corporation

■ Regis Corporation

■ First Derivatives plc

■ Virtu Financial, Inc.

Prior Business and Other Experience:

■ Prior to starting Azimuth Partners, Ms. Gambale was an Investment Partner at Deutsche Bank Capital and ABS Ventures from 1999 to 2003. Prior to that, she held the position of Chief Information Officer at Bankers Trust Alex Brown and Merrill Lynch. Ms. Gambale serves on the NACD Risk Oversight Advisory Council. She also Chairs the Nutanix Advisory Board, and serves as an Adjunct Facility Member at Columbia University’s Master in Technology Leadership program.

Prior Public Company Board:

■ Dundee Corporation

Key Qualifications:

■ As a former Chief Information Officer and a Managing Partner at a firm involved with highly innovative technologies, Ms. Gambale’s qualifications and experience include the management of large scale, high transaction volume systems and technology infrastructure, as well as investing in innovative technologies and developing the ability to adapt and grow these technologies to significantly enhance the performance of operations, risk management and delivery of new products and businesses.

ROBIN HAYES Age 53 Director since: 2015 JETBLUE BOARD COMMITTEE: ■ Airline Safety

EXPERIENCE:

Current Role:

■ JetBlue CEO

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Mr. Hayes has been JetBlue’s CEO since June 2018. He served as president and Chief Executive Officer from 2015-May 2018. From 2013 to 2015, Mr. Hayes was JetBlue’s President, responsible for the airline’s commercial and operations areas including Airport Operations, Customer Support (Reservations), Flight Operations, Inflight, System Operations, Technical Operations, as well as Communications, Marketing, Network Planning and Sales. He served as JetBlue’s Executive Vice President and Chief Commercial Officer from August 2008 until December 2013. Prior to joining JetBlue, Mr. Hayes was British Airways’ Executive Vice President for The Americas. Over the span of a 19-year career with British Airways, he also served as Area General Manager for Europe, Latin America and the Caribbean.

Key Qualifications: ■ As a senior airline executive, Mr. Hayes’ qualifications include over 25 years of aviation experience, knowledge of the competitive landscape, brand enhancement and management.

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ELLEN JEWETT Age 61 Director since: 2011 INDEPENDENT JETBLUE BOARD COMMITTEES: ■ Governance & Nominating, Chair ■ Audit ■ Finance

EXPERIENCE:

Current Role:

■ Managing Partner of Canoe Point Capital, LLC, an investment firm focusing on early stage social ventures.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Booz Allen Hamilton Holding Corporation

Prior Business and Other Experience:

■ Ms. Jewett was the Managing Director Head of U.S. Government and Infrastructure for BMO Capital Markets covering airports and infrastructure banking from 2010-2015. Prior to that, Ms. Jewett spent more than 20 years at Goldman, Sachs & Co. specializing in airport infrastructure financing, most recently serving as head of the public sector transportation group, and previously, as head of the airport finance group. Ms. Jewett served as the President of the Board of the Brearley School through June 2018. She is a director for Fundamental Credit Opportunities (FCO) U.S. and Offshore Feeder Funds and a Trustee of Children’s Aid in New York City.

Key Qualifications:

■ As a finance professional, Ms. Jewett’s qualifications and experience include domestic and international finance, business and investment experience, talent management and experience in the areas of airports and infrastructure.

ROBERT LEDUC Age 64 Nominee INDEPENDENT JETBLUE BOARD COMMITTEE: ■ Audit (May 2020)

EXPERIENCE:

Current Role:

■ Recently retired as President of UTC’s jet engine manufacturer Pratt & Whitney.

■ Nominee, Jet Blue Airways Corporation Board

■ Nominee, Howmet Board (April vote)

Prior Business and Other Experience:

■ Mr. Leduc served as President of Pratt & Whitney from 2016 until early 2020. He had led helicopter manufacturer Sikorsky Aircraft from 2015-2016, when UTC sold Sikorsky to defense contractor Lockheed Martin Corp. Previously, Mr. Leduc served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems.

Key Qualifications:

■ As a senior aviation executive, Mr. Leduc’s qualifications include over 42 years of aviation experience, with significant maintenance and engine related experience, brand enhancement, finance and talent management.

TERI MCCLURE Age 56 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEE: ■ Audit

EXPERIENCE:

Current Role:

■ Recently retired as Chief Human Resources Officer of United Parcel Service.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Ms. McClure is an aviation executive with nearly 25 years of experience. From 1995 until her retirement in the summer of 2019, Ms. McClure worked at United Parcel Service (“UPS”), serving most recently as Chief Human Resources Officer. She has also held positions in UPS’s legal department, including General Counsel and Corporate Secretary.

Key Qualifications:

■ As a CHRO and General Counsel as well as an aviation executive, Ms. McClure’s qualifications and experience include legal acumen, talent management, labor issues, aviation management, risk management oversight and international business experience.

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SARAH ROBB O’HAGAN Age 47 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEE: ■ Audit

EXPERIENCE:

Current Role:

■ CEO of EXOS, the Human Performance Company, since February 2020.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Prior to EXOS, Ms. Robb O’Hagan served as the Chief Executive Officer of the indoor cycling company Flywheel Sports, and became the author and founder behind Extreme Living LLC - a content platform to unleash potential in diverse aspiring leaders. She previously served as global president of the sports nutrition business Gatorade, where she successfully led the business through a major repositioning and business turnaround, and global president of the luxury fitness company Equinox, where she led the upgrading of the offering through a significant technology transformation.

Key Qualifications:

■ As a CEO, entrepreneur and author, Ms. Robb O’Hagan’s qualifications and experience include marketing and brand expertise, digital transformation, lifestyle brands, talent management, technology, risk management oversight and international business and operating company experience.

VIVEK SHARMA Age 45 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEE: ■ Audit

EXPERIENCE:

Current Role:

■ Founder and Chief Executive Officer of InStride, a strategic enterprise education company, since 2018.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Mr. Sharma previously served as Senior Vice President of eCommerce and Digital Guest Experience at The Walt Disney Company from 2013-2018, and is also an adjunct professor of data science at the University of Southern California’s Marshall School of Business. Earlier in his career, he was the General Manager of Yahoo Mail & Messenger, Vice President of Product Management of Yahoo Search, and Associate Partner with the Technology Practice of McKinsey & Company.

Key Qualifications:

■ As a CEO, entrepreneur, author and professor, Mr. Sharma’s qualifications and experiences include digital transformation data science, ecommerce and digital guest experience, workforce online education and talent management.

THOMAS WINKELMANN Age 60 Director since: 2013 INDEPENDENT JETBLUE BOARD COMMITTEES: ■ Airline Safety, Chair ■ Compensation ■ Governance & Nominating

EXPERIENCE:

Current Role:

■ Executive Chairman of Zeitfracht Group, a logistics company based in Berlin, Germany.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Public Company Board:

■ Lufthansa CityLine GmbH

■ Air Dolomiti S.p.A. Linee Aeree Regionali Europee.

Prior Business and Other Experience:

■ Before joining Zeitfracht, Mr. Winkelmann served as CEO of airberlin from February 1, 2017 to December 31, 2018. He previously served as the Chief Executive Officer of Lufthansa German Airlines (Hub Munich) since January 1, 2016 and was a member of the Group Executive Committee of Lufthansa Group. From September 2006 through December 2015, he served as Chief Executive Officer of Germanwings GmbH.

Key Qualifications:

■ As a senior airline executive, Mr. Winkelmann’s qualifications and experience include sales, marketing, revenue management, airline operations, knowledge of North America, Latin America and the Caribbean as well as general airline industry knowledge.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

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Director Compensation

The Compensation Committee, with input from its independent compensation consultant, periodically reviews and evaluates Director compensation. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award a significant component in equity, and to adjust as needed. Our Board expects to review director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors.

COMPENSATION STRUCTURE FOR DIRECTORS FOR 2019
Annual base retainer (all independent directors)	$70,000
Annual equity award(1)	$125,000
Independent Board Chair supplemental fee	$50,000
Annual Audit Committee Chair supplemental fee	$20,000
Annual Compensation Committee Chair supplemental fee	$15,000
Annual G&N Committee Chair supplemental fee	$10,000
Annual Airline Safety Committee Chair supplemental fee	$10,000
Annual Committee membership fees:
Audit	$15,000
Compensation, G&N, Airline Safety	$10,000
New directors DSU grant(2)	$35,000
(1)	Director stock units vest after one year of service. Settlement is deferred until a director’s separation from the Board.
(2)	New director stock unit grants vest ratably over three years of service. Settlement is deferred until a director’s separation from the Board.

The intended cash-to-equity allocation of this package is 50% to 50%, with the objective of paying annual compensation of approximately $220,000 per Board member to each Board member who is not a committee Chair, assuming attendance at all Board meetings and standing committee meetings on which the director serves. As is customary in the airline industry, all members of the Board and their immediate family may travel without charge on our flights.

We reimburse our directors, including our full-time crewmember director, for expenses incurred in attending meetings. We do not provide gross-up payments to members of our Board.

In March 2020, the Board of Directors agreed to forego 100% of its cash compensation for the first quarter of 2020 as the Company grapples with the effects of Covid-19 on aviation and JetBlue.

In 2019, Mr. Peterson donated $130,000, Mr. Sica donated $4,000, Mr. Baldanza donated $1,900 and Ms. Robb O’Hagan donated $900 of the cash portion of their respective Board compensation to the JetBlue Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.

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Fiscal Year 2019 Director Compensation

The following table summarizes compensation earned by our non-employee directors for services rendered during the year ended December 31, 2019. The footnotes and narrative discussion following the table describe details of each form of compensation paid to, or earned by, our directors and other material factors relating to director compensation arrangements.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(1)	All Other Compensation ($)	(2)	Total ($)
Robin Hayes(3)	—	—		—		—
Ben Baldanza	95,000	124,994		—		219,994
Peter Boneparth	105,000	124,994		12,651		242,645
Virginia Gambale	110,000	124,994		—		234,994
Stephan Gemkow(6)	80,000	124,994		—		204,994
Ellen Jewett	105,000	124,994		—		229,994
Stanley McChrystal(4)	29,166	124,994		—		154,160
Teri McClure(5)	42,500	34,987		—		77,487
Joel Peterson	130,000	124,994		—		254,994
Sarah Robb O’Hagan	90,000	124,994		—		214,994
Vivek Sharma(5)	14,167	34,983		—		49,150
Frank Sica	85,000	124,994		—		209,994
Thomas Winkelmann	110,000	124,994		—		234,994
(1)	Includes 7,246 deferred stock units granted on February 25, 2019 to the then-sitting directors. At December 31, 2019, 69,398 deferred stock units remained outstanding for each of Ms. Gambale, and Messrs. Gemkow, Peterson, and Sica, 62,398 for Mr. Boneparth, 50,496 for Ms. Jewett, 37,512 for Mr. Winkelmann, and 9,385 for each of Ms. Robb O’Hagan and Mr. Baldanza. Ms. Teri McClure joined the Board in July 2019 and received a grant of 2,046 deferred stock units. Mr. Sharma joined the Board in November 2019 and received a grant of 1,849 deferred stock units. The amount represented reflects the grant date fair value of the deferred common stock units based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 7 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2019, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.
(2)	Consists of the value of flight benefits for the listed directors over $10,000 in value.
(3)	Mr. Hayes was employed by the Company in 2019. He did not receive any additional compensation for his director service to the Company. Mr. Hayes’ compensation is reported in the Summary Compensation Table on page 51 of this proxy statement.
(4)	Gen. McChrystal served on our Board until May 16, 2019. As a result and in accordance with the terms of the DSU award agreement, his 2019 grant of deferred stock units was forfeited upon his departure from the Board.
(5)	Ms. McClure joined the JetBlue Board in July 2019 and Mr. Sharma joined the JetBlue Board in November 2019.
(6)	Mr. Gemkow served on our Board through March 2020. In accordance with the terms of the DSU award agreement, his 2020 grant of deferred stock units was forfeited upon his departure from the Board.

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Certain Relationships and Related Transactions

We established a written policy that requires approval or ratification by our Audit Committee of any transaction in excess of $120,000, which involves a “Related Person’s” entry into an “Interested Transaction.” As defined in our policy, an Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Person” is defined in our policy as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our policy further provides that only disinterested directors are entitled to vote on any Interested Transaction presented for Audit Committee approval.

Joanna Geraghty, the Company’s President and Chief Operating Officer, is married to a partner in the law firm of Holland & Knight LLP (HK). The Company has used multiple lawyers at HK, including on occasion Ms. Geraghty’s husband, to perform various legal services for many years, and which period significantly predates Ms. Geraghty’s joining the Company in February 2005. In 2019, Ms. Geraghty’s spouse did not have a material interest in HK’s relationship with the Company as he was no longer involved in providing or supervising services that HK performs for the Company, he does not receive any direct compensation from the fees the Company pays to HK, and those fees in the last fiscal year were less than .0025 percent of HK’s annual revenues. Under the Company’s related person transactions policy, the Audit Committee of the Company’s Board of Directors reviewed the Company’s relationship with HK. The Company has guidelines that require the Company’s General Counsel to review and pre-approve any future engagement of HK for legal services. The Company elected to voluntarily disclose its relationship with HK in this annual proxy statement.

Transactions with Related Persons since the Beginning of Fiscal Year 2019

The Company and its subsidiaries periodically enter into transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families are directors, executive officers, or stockholders. There are no reportable transactions with related persons for 2019.

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MANAGEMENT PROPOSAL 2

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?
■ Stockholders are being asked to approve, on an advisory basis, the compensation of the named executive officers as described in the Compensation Discussion and Analysis beginning on page 37.
Voting recommendation:
■ FOR the resolution to approve compensation of the named executive officers, on an advisory basis. The Compensation Committee takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis beginning on page 37.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis and Compensation Tables sections of this proxy statement. Over the last several years, we have made enhancements to our compensation programs to continue to improve the link between compensation and the Company’s business as well as the long-term interests of our stockholders.

For the reasons outlined above and elsewhere in this proxy statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior.

The Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the Compensation Tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2021 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

The content of this Compensation Discussion and Analysis is organized into four sections:

COMPENSATION PHILOSOPHY AND GOVERNANCE	38

COMPENSATION PROGRAM DESIGN	42

FY 2019 COMPENSATION DECISIONS	44

OTHER COMPENSATION POLICIES AND INFORMATION	48

Executive Summary

This Compensation Discussion and Analysis provides information about our fiscal year 2019 compensation program for our named executive officers identified in the Summary Compensation Table as of December 31, 2019.

ROBIN HAYES	JOANNA GERAGHTY	STEPHEN PRIEST	EASWARAN SUNDARAM	BRANDON NELSON
Chief Executive Officer	President and Chief Operating Officer	Chief Financial Officer	Chief Digital & Technology Officer	General Counsel and Corporate Secretary

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plan, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the programs as summarized in this discussion.

Several years ago, our Compensation Committee and Board began to chart a course to transform our executive pay program to include significant performance attributes. They recognized it would be premature to move to business metric-based pay before Mr. Hayes established and the Board concurred with his vision for the Company and the strategy that would embody that vision. At our 2018 investor day, we announced a company goal of achieving an earnings per share goal of $2.50-3.00 by 2020.

Once our strategy was set, we began implementing changes to further increase the portion of pay that is performance-based. We established the 2019-2021 long term performance metrics in our pay for performance program to further reflect our commitment to our stockholders.

Our multi-year effort to transform our executive pay program is grounded in a compensation philosophy aimed at achieving strong alignment between the Company’s long-term strategic goals and our stockholders’ interests. We anticipate further engagement with our stockholders, seeking their input about features they value as we evolve the program design.

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Compensation Philosophy and Governance

Compensation Philosophy & Principles

We strive to apply the following principles for compensating our crewmembers, including our named executive officers:

SUPPORT OUR STRATEGY AND STAY TRUE TO OUR VALUES	ATTRACT AND RETAIN TOP TALENT	PAY FOR PERFORMANCE

We aim to align compensation programs with business strategies focused on long-term growth and creating value for our stockholders. We motivate crewmembers to overcome challenges and to deliver on commitments, all while living our values of Safety, Caring, Integrity, Passion and Fun.	We aim to set target compensation to be competitive with the airline industry, given our BlueCity and support center locations, route network, unique market placement, structure and size relative to other airlines.	We hold our named executive officers accountable for their performance in light of Company goals, industry economics and individual performance.

Determining Executive Compensation

The Compensation Committee assists the Board with oversight and determination of compensation for the Company’s non-employee directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes, subject to approval by our Board, the compensation for our Chief Executive Officer. The Compensation Committee is charged with review of pay levels and policies related to salaries, annual cash incentive awards and grants of equity and non-equity incentive awards and oversight of our equity incentive plans. In determining base salary, annual cash incentive awards, restricted stock units (RSUs) and performance stock units (PSUs) equity awards, the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Compensation Committee bases any adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall performance, individual experience and capabilities, individual performance and competitive pay practices. Any variations in compensation among our executive officers reflect differences in these factors. The Compensation Committee may consider the effect of the global pandemic and other linked economic and environmental pressures that may negatively impact results.

The Compensation Committee used the following tools in determining named executive officers’ base salary, annual incentive cash targets, and equity awards in 2019:

■	Competitive Peer Group Survey;
■	Management Recommendations; and
■	Annual Performance Reviews.

In early 2019, the Compensation Committee approved target total direct compensation for the 2019 fiscal year, which is comprised of:

In the first quarter of 2020, the Compensation Committee reviewed the Company’s and the named executive officers’ performance for fiscal year 2019. After considering various data and input provided by management, the Compensation Committee determined the Company’s corporate performance factor, annual cash incentive awards and equity awards for the named executive officers.

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Compensation Consultant

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. The Chair of the Compensation Committee reports the Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.

The Compensation Committee engaged the services of Pay Governance as its independent advisor on matters of executive compensation for 2019. The Compensation Committee’s consultant reports directly to the Committee and provides no other services to the Company or any of its affiliates. For 2019, the Compensation Committee assessed the independence of Pay Governance pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

As discussed below under “Peer Competitive Group Survey—Market Assessment,” Pay Governance provided the Company and the Committee with compensation data regarding the companies in our competitor peer group. Along with the other factors cited above, the Company used this data to develop its recommendations to the Compensation Committee for 2019 compensation levels for executives other than the CEO. The Compensation Committee and Pay Governance recommended CEO compensation changes to the Board. Pay Governance also provided suggestions on the design of the annual cash and long-term incentive awards that were used in 2019, and for the long-term performance based incentive program, including the performance measures and weighting, the factors for the Compensation Committee to review when determining whether to adjust the formulaic amount, and the general range of adjustments to apply. All services performed by Pay Governance were under the direction of the Committee.

Performance Based Pay

Our compensation program is designed to reward our named executive officers for the Company’s continued success. Consistent with our compensation philosophy, the Compensation Committee sets the compensation of our executive officers, including our named executive officers, substantially based on achievement of annual financial and operational objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. As noted elsewhere in this proxy statement, our equity compensation program includes a performance-based equity component, which pays out, if at all, upon the completion of three-year performance periods and Committee certification of results. As a result, the majority of our named executive officers’ total compensation is tied to performance and is “at risk.”

Our incentive compensation arrangements are tied to specific performance measures that aim to drive long-term performance and value creation. We have been steadily evolving our program to implement a design that incorporates performance elements directly linked to our mission, strategy and innovation. For fiscal year 2019:

■	71% of the annual target compensation opportunity for our named executive officers was performance-based, on average
■	47% of the annual cash incentive was tied to achieving pre-established financial targets
■	50% of the annual target equity opportunity for our named executive officers was delivered in the form of a performance-based stock award with payouts based on achievement against pre-established strategic performance objectives. We review and refine our metrics under our performance stock awards to reflect key strategies that drive long-term growth
■	At least 51% of the annual target compensation opportunity for our named executive officers is equity-based to incentivize a long-term focus and align their interests with those of our stockholders.

Long-Term Focus Through Multi-Year Vesting and Performance Requirements

All of the equity-based elements of our compensation program for our named executive officers either vest over a period of years or include long-term performance measures.

Discouragement of Unnecessary and Excessive Risk-Taking

We strive to meet our business objectives while maintaining executive compensation leading practices that discourage unnecessary and excessive risk taking.

Competitive Peer Group Survey – Market Assessment

The Compensation Committee reviewed a report on the Company’s compensation programs for senior executive officers, which incorporated data provided by Pay Governance. Pay Governance collected compensation data from the companies in our competitor peer group, as well as similarly-sized general industry companies, using the 2019 Willis Towers Watson U.S. CDB Executive Compensation Survey. Pay Governance used a combination of peer group proxy and general industry survey data to develop the competitive market. The current general industry reference group continues to place greater emphasis on consumer-oriented companies, reflecting the role of customer service in JetBlue’s success.

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Our competitor peer group consists of the following U.S. airlines:

Company	FY 2019 Revenue ($) (in millions)	Competing in our Market
American Airlines Group	45,768
Delta Air Lines, Inc.	47,007
United Continental Holdings, Inc.	43,259
Southwest Airlines Co.	22,428
Alaska Air Group, Inc.	8,781
JetBlue Airways Corporation	8,094
Spirit Airlines	3,831
Hawaiian Holdings Inc.	2,832

These companies, like JetBlue, are airlines with significant revenue (over $1 billion) and with significant operations employing a large number of individuals and aircraft in our competing markets. We believe this group provides a reasonable point of comparison to assist in our assessment of our compensation programs.

We recognize that this peer group has limitations from a statistical perspective given the limited number of airline peer companies and the wide variation in size. As a result, the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of these competitors. This data was not the sole determining factor in executive compensation decisions. Instead, as described above, it was one of many factors reviewed by the Compensation Committee as part of their decision-making process. The Compensation Committee also considers our Northeast location, route network, cost structure, and size relative to other airlines. We do not rely on this information to target any specific pay percentile for our executive officers. The data is used primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves targeted performance levels. While we do not target a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We aim to position pay to maintain our competitive cost advantage versus our peer group and recognize that some of the peer competitors are significantly larger and more mature than we are and yet we compete for the same talent pool.

Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances.

Based on its overall assessment of market pay levels, the Compensation Committee determined that the competitive positioning of our named executive officers’ total pay has strengthened in recent years, although room to improve remains. The Compensation Committee expects to continue to adjust relevant pay levels on a go forward, measured basis, contingent on corporate and individual performance in future years.

Competitive Peer Group Survey – Comparative CEO Target Compensation

Mr. Hayes’ target pay positioning is below most U.S. airlines’ CEOs.

The airline CEO survey data, shown below, is from 2019 proxies submitted to the SEC and reflects 2018 target compensation information. Airlines A-G are the airlines identified in our peer group. Mr. Hayes’ target total direct compensation is based on 2019 data.

Base salary below is the annual rate in effect at the end of 2018 for the peer airlines. Special/off-cycle awards (i.e., front-loaded, new hire, etc.) have been annualized over the vesting period.

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Best Practices in Compensation Governance

In addition to the core compensation program, the Company provides or has implemented the following:

WE DO	WE DO NOT
Emphasize performance-based, at risk pay	No tax gross ups for named executive officers
Apply rigorous, stockholder - aligned performance objectives for executive cash incentive award payments	No repricing without stockholder approval
Consider risk in our executive compensation program	No executive-only retirement benefits
Compensation Committee engages an independent consultant	No evergreen provisions in our compensation plans
Have executive stock ownership guidelines (including 6x base salary for CEO)	No excessive perquisites
Have director stock ownership requirements	No guaranteed bonuses or annual cash incentive awards
Grant equity awards with vesting schedules over at least one year and the majority over 3 years	No hedging or pledging JetBlue securities
Maintain an executive compensation clawback policy, which includes recoupment and forfeiture provisions
Use a structured approach to CEO performance evaluation and related compensation decisions
Emphasize a transparent and just culture
Review share utilization annually
Devote significant time to management succession and leadership development efforts
Limited executive perquisites; executive health and welfare benefits same as other salaried employees
Have double-trigger change in control provisions in our equity plan
Have our equity plans administered by an independent committee
Cap our Incentive Plans at 200% of Target
Use multiple metrics with little overlap to avoid “feast or famine” payout situations

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Annual Performance Review

Chief Executive Officer

Our Board evaluates our CEO’s performance and compensation on an annual basis. The CEO recuses himself from Board discussions relating to evaluations of his performance and his compensation package. The Compensation Committee conducts a performance review without the CEO’s participation and provides its recommendations to the full Board. The Board’s evaluation includes both objective and subjective criteria of the CEO’s performance, which include JetBlue’s financial performance, JetBlue’s performance with respect to our long-term strategic objectives and the development of our senior management team. Prior to the Board’s evaluation, the Compensation Committee evaluates the CEO’s compensation. The Compensation Committee uses the competitive market data discussed above to recommend total direct compensation for the CEO.

Other Named Executive Officers

The Compensation Committee, together with our CEO, evaluates the performance of the senior executive officers. The CEO provides a performance assessment and compensation recommendation to the Compensation Committee for the other named executive officers within the overall team performance framework. The performance evaluation is based on factors such as achievement of corporate performance objectives; advancement of strategic initiatives; leadership and talent development; individual business area responsibilities; and performance as an executive team member and overall executive team performance.

The Compensation Committee also reviews total direct compensation data from the competitive data with respect to other senior executive officers. The Compensation Committee makes final determinations regarding other named executive officers’ total compensation.

Compensation Program Design

We believe that a significant amount of our named executive officer compensation should be tied to the Company’s performance and an increasing amount of it should be at risk. Our cash incentive and equity compensation goals (discussed in more detail beginning on page 44) are designed to drive business objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The mix of compensation elements below is based on how the Compensation Committee views executive pay.

Overall 2019 Compensation Structure

JetBlue’s pay mix targets a higher percentage of equity and performance based compensation

*Mr. St. George stepped down as Chief Commercial Officer of JetBlue in June 2019.

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JetBlue’s long-term equity payouts are tied to performance targets aimed at moving the business forward.

Note: In light of the uncertainty and disruption in the aviation industry (among others), our Board and Compensation Committee have decided not to set PSU goals for the 2020-2022 period.

DESIGN COMPENSATION PLANS WITH PROVISIONS TO MITIGATE UNDUE RISK
■	Our executive compensation performance metrics drive longer term performance
■	Our short term metrics are diverse and include Controllable Costs, Customer Net Promoter Score (Customer NPS) and Pre-tax Margin
■	Our annual and long-term performance awards are based on different metrics, with little or no overlap, that we believe align with long-term business priorities
■	Our clawback policy serves as a risk mitigator
■	Our incentive compensation payments are capped at a maximum of 200% of target

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FY 2019 Compensation Decisions

The following features of our 2019 compensation programs play a key role in further aligning our compensation practices with best practices in compensation governance and with our overall compensation philosophy:

Summary of Fiscal Year 2019 Compensation Program

Reward Element	Objective	Key Features	How Award Value is Calculated	2019 Decisions
Base Salary	To attract and retain the best talent	Fixed element of compensation paid in cash	Reviewed against individual’s level of skill, experience and responsibilities; compared against a group of comparably sized corporations and industry peers	Changes to base salary to maintain competitiveness
Annual Cash Incentive Awards	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually to ensure they support our strategy. Page 45	Performance is measured against financial and non-financial performance targets. Page 45	Performance resulted in award at 87.8% of target for the corporate percentage. Page 45
Long-Term Incentive Equity Award RSUs	To incentivize performance and retention over the long-term; aligns Executive’s interests with our long-term interests of stockholders.	Performance is measured annually and equity vests ratably over three years, subject to forfeiture. Page 46	Based on achievement of metric driven operational and strategic goals. Page 46	All NEOs met or exceeded targets. Page 46
Long-Term Incentive Equity Award PSUs	To motivate and incentivize sustained performance over the long-term; aligns interests of our executives with long-term interests of stockholders.	Performance is measured at the end of a three year period. PSUs payout, if at all, in common stock. Page 47	Based on achievement of two relative performance metrics. Page 47	Performance periods in progress. 2017-2019 had been scheduled to be paid in early 2020; payments deferred due to industry impact of coronavirus. 2018-2020 to be paid in early 2021. Page 47

We also provide health and welfare benefits, available to our full-time crewmembers, including medical, dental, life insurance and disability programs; a 401(k) plan; and change in control severance plans. We provide retirement benefits (a 401(k) plan open to all crewmembers) and limited perquisites including space available flight privileges for all crewmembers, and, as is common in the airline industry, positive space flight privileges for executive officers and their immediate family members; possible relocation assistance for supervisor level and above; and a wellness physical for executives designed to further business continuity, available every other year.

Overview

In 2019, we experienced the persistent competitiveness of the airline industry and were challenged with unexpected revenue headwinds, particularly with an unusually volatile year in our Latin American and Caribbean markets. Even with these external factors, we managed to generate operating revenue growth of 5.7% year-over-year. We remain committed to delivering a safe and reliable JetBlue Experience for our customers and increasing returns for our shareholders. We believe our continued focus on cost discipline, product innovation and network enhancements, combined with our commitment to service excellence, will drive our future success.

Our compensation program aims to incentivize performance by rewarding goal achievement across the Company. As structured, the Compensation Committee may, upon consideration of factors in its judgment, adjust the final payout by +/- 35%, with the authority to reduce the payout to 0%.

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Although the Summary Compensation Table includes the PSU award amounts in the Stock Awards column, as required by the applicable rules and regulations, the amounts reflected for the 2018-2020 and 2019-2021 have not yet been paid and are notional at this point. The tables assume performance based on an assessment of performance to date, as required by the SEC’s rules and regulations. The Compensation Committee certified the results of the 2016-2018 performance period and those PSU awards, based on the performance period, reflect actual performance achieved and amounts paid out following the Compensation Committee’s certification of performance results in early 2019. The performance period for 2017-2019 is complete. In light of the global disruption due to Covid-19, and the impact to JetBlue, the Compensation Committee determined to not certify the 2017-2019 performance results in March (except for Mr. St. George, due to contractual obligations.)

Base Salary

The Compensation Committee annually reviews the base salaries of the named executive officers, and adjusts them periodically as needed to maintain market position and consistency with evolving responsibilities for the relevant positions. Upon consideration of these factors and input from its independent compensation consultant, the Compensation Committee increased base salaries for the named executive officers as set forth in the below table, as compared to 2018.

Executive	2019 Salary	2018 Salary
Robin Hayes	600,000	580,000
Stephen Priest	475,000	450,000
Joanna Geraghty	540,000	490,000
Easwaran Sundaram	445,000	435,000
Brandon Nelson(1)	405,000	-
Martin St. George(2)	435,000	425,000
(1)	Brandon Nelson became a named executive officer in 2019.
(2)	Mr. St. George stepped down as Chief Commercial Officer in June 2019.

Annual Cash Incentive Awards

Effective for 2019, the Company modified its calculation of annual cash incentive awards. For 2019, for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, the annual cash incentive award was based 75% on our corporate performance factor (at 87.8% of target, as described below) and 25% on individual performance of goals set at the beginning of the year. Mr. Nelson’s annual cash incentive award was based 50% on our corporate performance factor and 50% on individual performance goals. Our program has a preliminary threshold of $1 of pre-tax income.

For 2019, the Compensation Committee approved the following target bonus opportunities for our named executive officers:

Executive	Target Incentive Award Opportunity (% of Salary)	Maximum Incentive Award Opportunity (% of Salary)
Robin Hayes	125	250
Stephen Priest	80	160
Joanna Geraghty	90	180
Easwaran Sundaram	50	100
Brandon Nelson	50	100
Martin St. George(1)	50	100
(1)	Mr. St. George stepped down as an executive officer of JetBlue in June 2019.

The Compensation Committee may adjust the formulaic funding upwards or downwards by up to 35%, including reduction of payout to 0%, based on qualitative and quantitative factors, including operating and financial performance versus our peer group and the market, variances in fuel costs from the assumptions in the budget, total stockholder return in absolute and versus our peer group, and our long-term strategic plan development and execution.

Corporate Performance Factor

Each year, we establish a set of metrics, which we label our Corporate Performance Factor or CPF. The CPF is the set of company initiatives we set for our officer and director group as a whole based on goals we want to substantially achieve within the year. Over the course of the year, our leaders track our collective performance against the CPF metrics and communicate on it

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internally to drive alignment and performance. At year end, we reported on our achievement of the CPF to the Compensation Committee. The Compensation Committee relied on our performance assessment framework to evaluate our results on each metric and then performed a collective assessment across all goals to determine a corporate performance factor, which was then applied to our annual cash incentive bonus awards. For 2019, the corporate performance factor was determined as follows:

Measure	Weight	Target	Performance Achieved	Payout Achieved as a % of Target	Actual Payout Approved as a % of Target
Customer NPS(1)	33.33%	59.0 pts	54.3pts
Controllable Cost(1)	33.33%	1.8%	0.8%	87.8%	87.8%
Pre-tax Margin(1)	33.33%	9.1%	9.5%
(1)	Customer Net Promoter Score, or NPS, is a non-financial measure that assesses brand loyalty based on a customer’s subjective survey responses to a customer experience. NPS is calculated by taking the percent of brand promoters and subtracting the percent of brand detractors, yielding a score between -100 and 100. The NPS achieved in this table represents quarterly NPS figures averaged for the year. Controllable Cost is a financial measure to focus on costs which we can control, unlike fuel, for example, which is subject to external factors. We evaluate Controllable Cost on a year over year percentage change basis in accordance with generally accepted U.S. accounting principles. Pre-Tax margin is a financial measure calculated using generally accepted U.S. accounting principles.

In 2019, we narrowed our metrics to better focus on three metrics and set the weightings at two-thirds financial and one-third non-financial, to emphasize our continued financial focus. However, we retained one third of our CPF on the customer experience, as measured by Net Promoter Score (NPS). Our Controllable Cost target was set more aggressively in 2019, to take into account our continued emphasis on costs and the progression of our structural cost program. Our pre-tax margin was set at 9.1%, slightly below our 2018 year end achievement of 9.4%, to drive improvement in the face of operational challenges we anticipated at the end of 2018. Our NPS was set at 59 pts. for 2019, above our 2018 year end goal of 58.7 pts., As we know that our operational performance ties into our NPS, we wanted to reset our NPS in order to focus on our operational performance.

A “Met” target assessment would have resulted in a corporate performance factor of 100%, which would have resulted in a payout of 75% or 50%, depending on the officer of the annual cash incentive awards at the target level (for the corporate portion of the annual cash incentive award). After evaluating the Company’s performance, the Compensation Committee approved the 87.8% of target corporate performance payout percentage.

As noted, a named executive officer’s performance against individual goals counts for a portion (as discussed above 25% or 50%) of the annual incentive award. Our CEO evaluates the other named executive officer’s performance based on objective criteria, self-evaluations, and a subjective assessment based on perceived level of difficulty and enterprise impact of the goals. The Compensation Committee measures the CEO’s achievement, and the Compensation Committee makes a CEO compensation recommendation to the Board. Our CEO provides the entire assessment to the Compensation Committee. Each of our named executive officers met or exceeded his or her individual goals for the year. Where a named executive officer met his or her individual goals, the 25% or 50% bonus was calculated at target (100%); if the named executive officer exceeded his or her individual goals, his or her individual bonus percentage paid out above target (100-200% depending on goal achievement, degree of difficulty, enterprise impact and how the goals were achieved).

Long-Term Equity Awards

Equity grants directly align named executive officers’ interests with the interests of stockholders by rewarding achievement of long-term performance goals and increases in the value of our share price. Such grants enable us to attract, retain and motivate highly qualified individuals for leadership positions within the Company.

We have historically used RSUs, based on achievement of goals set the previous year, and with a three year service-based vesting period, to retain and motivate our crewmembers, including our named executive officers. We also use a performance-based compensatory element, with PSUs as the relevant vehicle. In 2019, approximately 50% of the total equity award target opportunity for named executive officers was in the form of PSUs that are earned (or forfeited) based on the Company’s achievement of pre-established performance metrics. We believe this program is structured to ensure close alignment of the interests of our senior most officers and stockholders.

Restricted Stock Units (RSUs)

We grant equity in the form of RSUs in connection with our annual performance review, and upon hire or promotion. Our annual equity grants are made following the Compensation Committee meeting during the first quarter of each year and vest in equal annual installments over the next three years and are forfeitable if the officer were to leave the Company before the awards are fully vested. We do not time our equity grants to coincide with the disclosure of non-public material information.

The actual RSU awards range from a maximum of 200% of target opportunity to a minimum of 50% of target opportunity. Performance under the minimum would earn 0%. The ranges were selected based on peer compensation data and in light of the Company’s internal pay equity considerations and its financial performance.

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Our named executive officers are evaluated annually on their achievement of individual goals, tailored to that executive’s responsibilities and the workgroups he or she supervises. All of our officers had culture goals, since we believe our strong and unique culture is integral to our success. Our officers also supported shared budget, safety and operational goals. In addition, our CEO had goals around safety, innovation and strategy, improving JetBlue’s IT performance, and effectively overseeing JetBlue’s business. Mr. Priest, Ms. Geraghty, Mr. Nelson, Mr. St. George and Mr. Sundaram had culture goals, shared operational goals, goals supporting aspects of the Company’s overall plan and goals relating specifically to the departments which they lead.

Mr. Hayes reviewed the performance of the senior executive officers, as well as other members of the Senior Leadership Team. Mr. Hayes, in performing his reviews, also used his judgment in evaluating the degree of difficulty of achieving the individual’s goals. Each of the named executive officers met or exceeded his or her individual performance goals, resulting in the equity awards shown in the applicable tables.

The Compensation Committee, in consultation with the Board, reviewed Mr. Hayes’ performance and leadership in 2019 in light of the Company’s overall performance and approved an award of $1,200,000 of RSUs to Mr. Hayes.

Based on the Committee’s, and, in connection with Mr. Hayes, the Board’s assessment of each senior executive officer’s individual performance in 2019, the following RSU awards were made on February 25, 2020:

Name and Title	2019 Target Opportunity for RSUs ($)	2019 RSU Award (Fair Market Value $)
Robin Hayes	800,000	1,200,000
Stephen Priest	500,000	750,000
Joanna Geraghty	575,000	718,750
Easwaran Sundaram	300,000	500,000
Brandon Nelson	250,000	312,500
Martin St. George	350,000	*
*	Mr. St. George did not receive an RSU award in February 2020.

We believe this approach is consistent with our pay for performance philosophy whereby we link our corporate results and individual goal achievement to each named executive officer’s compensation.

Performance Stock Units (PSUs)

For the performance period 2019-2021, the Company’s long-term incentive metrics included an earnings per share (EPS) metric and an absolute Return on Invested Capital growth goal (ROIC), each equally weighted. We introduced an EPS target metric of $2.50, to align our executives’ rewards with stockholder performance, as we have informed our investors. We continue to use an ROIC metric. The 2019-2021 ROIC metric is absolute to aim for improvement. Our 2019 performance stock unit targets are tied to key metrics we use to manage our business. We feel that achieving these goals will improve stockholder value over time. The number of PSUs earned at the end of the three-year performance period will vary based on the actual performance over that period. The value earned will be delivered in common stock following the completion of a three-year performance period subject to our performance against the pre-established corporate goals and certification by the Compensation Committee. Payouts in respect of the 2019 PSU awards may range from 0 to 200% of the target award based on the Company’s performance measured against the EPS target and absolute ROIC growth.

The 2019 PSU opportunities, at target, are: CEO $1,350,000, CFO $700,000, President/COO $800,000, Mr. St. George $250,000 and Messrs. Sundaram and Nelson $150,000. The PSU maximum is 200% of target and the minimum is 50% of target. If performance were to come in below the minimum award opportunity for the PSU goals, the PSU would pay out at zero.

Actual amounts of 2019-2021 PSU awards granted in April 2019 are disclosed in the “Summary Compensation Table” and “Grants of Plan-Based Awards” table. The amounts paid out for the 2016-2018 performance period are reported in the “Options Exercised and Stock Vested” table.

Our long-term performance-based incentive plan covers three year forward looking performance periods. For the 2019-2021 performance period, our team is aiming for continued absolute ROIC improvement, mindful that we are a growth airline. We do not disclose a specific ROIC target due to the highly volatile nature of our business. Moreover, the components of ROIC include highly sensitive data, such as projected net income, and we believe that such disclosure would result in serious competitive harm. Maintaining management focus, through our long-term incentive program, is important to this goal.

We believe that the targets were designed to be challenging but attainable if we had what we considered to be successful years. We incorporate “confidence factors” into our goal setting. We expect that using such confidence factors will help us set and achieve better goals and avoid negative incentive effects, despite otherwise positive performance. We must meet or exceed the industry average to hit our target.

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VESTING OF 2017 LONG-TERM INCENTIVE PROGRAM (LTIP) PERFORMANCE STOCK UNIT GRANTS

In March 2017, the Compensation Committee approved grants of performance stock units, subject to a three-year performance period. The 2017-2019 performance cycle completed on December 31, 2019, but vesting remained subject to certification of performance results by the Compensation Committee.

The 2017 performance unit grants had two components. The performance goals were independent of each other and equally weighted for the relative ROIC growth goal and the relative pre-tax margin growth. Depending upon actual Company performance relative to these performance goals, the exact number of shares that could have vested ranged from 0 to 200% of the target award.

At the conclusion of the performance period, the Compensation Committee calculated the Company’s performance relative to these goals during the three-year performance period to determine the vesting percentage for the 2017 performance unit grants.

During the performance period, we achieved a relative ROIC growth of -0.8% to a target of 0.2%, and resulted in a 77.3% payout. We achieved a -1.3% relative pre-tax margin growth, to a target of 0.1%, resulting in a 73.1% payout. With each achievement equally weighted, based on the Compensation Committee’s calculation of these performance measures, the 2017 PSU grants vested at 75.1%. The following table summarizes the performance results with respect to each of the performance measures applicable to the 2017 LTIP PSU grants.

Performance Measures - 2017-2019	Result	Weight	Vesting
Relative ROIC Growth	77.3	50.0%	38.6
Relative Pre-tax Margin Growth	73.1	50.0%	36.5
		TOTAL	75.1%

The following table summarizes the number of shares awarded for the 2017-2019 PSU grants and the number of shares that would have been paid out with respect to such grants for our named executive officers, based on the 75.1% vesting percentage, had the Compensation Committee certified the performance results.

Since these awards were subject to Compensation Committee certification at December 31, 2019, the awards are reflected as outstanding awards in the “Outstanding Equity Awards at Fiscal Year End” table.

In light of the global disruption due to Covid-19, and the impact to JetBlue, the Compensation Committee determined to defer certification of the 2017-2019 performance results in March (except for Mr. St. George, due to contractual obligations.)

	Vesting of 2017 Performance Unit Grants
Name	Units at Grant Date (#)	Vesting Percentage (%)	Units Upon Vesting (#)
Robin Hayes	58,962	75.1	44,280
Stephen Priest	14,150	75.1	10,626
Joanna Geraghty	10,613	75.1	7,970
Easwaran Sundaram	7,075	75.1	5,313
Brandon Nelson(1)	–	–	–
Martin St. George	7,075	75.1	5,313
(1)	Mr. Nelson was not an LTIP participant in 2016.

Other Compensation Policies and Information

Results of the 2019 Advisory Vote on Executive Compensation (“Say-on-Pay”)

At our 2019 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s fiscal 2018 named executive officers’ compensation (“say-on-pay”). Approximately 98.4% of the aggregate votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. JetBlue engages with stockholders and other stakeholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback.

The Compensation Committee strives to continue to ensure that the design of the Company’s executive compensation programs is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee intends to continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and continues to take into account stockholder feedback in making compensation decisions.

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All Other Compensation

Perquisites and Other Personal Benefits

We offer limited perquisites and other personal benefits to our named executive officers. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company’s overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our named executive officers. See “—Summary Compensation Table — All Other Compensation.”

Post-Employment Benefits

To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.

■	Severance Benefits. In the event of a change in control, post-employment severance benefits for our named executive officers are provided through our Executive Change in Control Severance Plan (the “Executive Plan”), our Amended and Restated 2002 Stock Incentive Plan or our Amended and Restated 2011 Incentive Compensation Plan, as applicable. Our Executive Plan is intended to ensure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our named executive officers, to remain in our employ. See “—Agreements Governing Termination,” “—Agreements Governing a Change in Control” and “—Potential Payments Upon Termination or Change in Control” below.
■	Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other U.S. crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers, we match employee contributions under this plan 100% up to 5% of eligible earnings, subject to all applicable regulatory limits, and the match vests over three years. Our award agreements under the Amended and Restated 2011 Incentive Compensation Plan were amended in 2014 to include retirement provisions for retirement eligible crewmembers, which provide for continued vesting of RSUs and PSUs.

Tax Considerations

Starting in 2018, with exceptions only for compensation paid pursuant to certain binding contracts as described in Section 162(m) of the Code (Section 162(m)), the tax deduction for annual compensation of each of our named executive officers is limited to $1 million. Certain previously-available exceptions to the $1 million limitation for “performance-based pay” were eliminated for years after 2017. Although the Compensation Committee considers the impact of Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting the Company’s executive compensation program, even if non-deductible compensation expenses could result.

Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon certain individuals who receive payments upon a change in control if the payments received by them equal or exceed an amount approximating three times their average annual compensation. The excise tax is imposed on all such payments exceeding one time an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments.”

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019.

The Compensation Committee of JetBlue:

Virginia Gambale (Chair)

Sarah Robb O’Hagan

Thomas Winkelmann

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SUMMARY COMPENSATION TABLE

The following table provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2019, 2018 and 2017 by our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robin Hayes	2019	598,333		2,549,990	787,200	20,000	3,955,523
Chief Executive Officer	2018	578,750		2,349,973	617,000	39,697	3,585,420
	2017	563,749	94,370	2,449,987	216,430	17,112	3,341,648
Stephen Priest	2019	472,917		1,174,982	434,500	22,858	2,105,257
Chief Financial Officer	2018	445,833		749,971	268,100	39,656	1,503,560
	2017	391,130	43,420	774,963	99,580	16,328	1,325,421
Joanna Geraghty	2019	535,833		1,424,979	510,100	17,257	2,488,169
President and Chief Operating Officer
	2018	470,417		1,124,966	304,100	34,239	1,933,722
Easwaran Sundaram	2019	444,167		549,979	254,400	25,262	1,273,808
Chief Digital and Technology Officer
	2018	434,166		499,976	185,100	35,925	1,155,167
Brandon Nelson(5)	2019	403,333		374,978	221,900	27,476	1,027,687
General Counsel and Corporate Secretary

Martin St. George(6)	2019	434,167		599,979	146,850	24,714	1,205,710
Former Executive Vice President Chief Commercial Officer	2018	423,750		449,976	180,900	38,323	1,092,949
	2017	409,166	34,250	449,979	78,550	17,226	989,171

(1)	Compensation reported under this column consists of signing bonuses and spot bonuses. Annual performance-based Cash Incentive Awards are reported above under the “Non-Equity Incentive Plan Compensation” column. Amounts reported for fiscal year 2017 represent discretionary adjustments of the non-equity incentive plan payouts for each named executive officer in excess of the performance achieved. See “Compensation Discussion and Analysis -- Annual Cash Incentive Awards” above.
(2)	Represents (i) the grant date fair value of the RSUs based on JetBlue’s stock price on the grant date and (ii) the grant date fair value of the PSUs subject to performance conditions represented at target level, in each case computed in accordance with FASB ASC Topic 718. The RSUs reported here, granted in 2019, are based on the Company’s performance in 2018. See the Company’s proxy statement for 2019 filed with the SEC, at “Compensation Discussion and Analysis — Long-Term Equity Awards — Restricted Stock Units (RSUs),” beginning on p.46. With respect to the PSU award granted in 2019, which will be paid, if at all, based on the Company’s performance in years 2019-2021 and assuming the maximum performance levels were probable on the grant date, the grant date fair values for each of our named executive officers PSUs awarded in 2019 would be as follows: Mr. Hayes-$2,699,988, Mr. Priest-$1,399,972, Ms. Geraghty-$1,599,988, Mr. Sundaram-$299,972, Mr. Nelson-$299,972 and Mr. St. George-$499,988. Please refer to Note 7 on our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. For information on the valuation assumptions with respect to grants made prior to 2019, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. See the “Grants of Plan-Based Awards” table below for further information on RSUs and PSUs granted in 2019.
(3)	Represents annual cash incentive bonus earned in 2019, 2018 and 2017, based upon each named executive officer’s achievement of certain specified annual performance targets. The amounts earned in 2019 were paid on February 20, 2020, the amount earned in 2018 were paid on February 20, 2019, and the amounts earned in 2017 were paid on February 20, 2018. See “Compensation Discussion and Analysis—Annual Incentive Bonuses” above.
(4)	Represents Company 401(k) matching contributions under the JetBlue Airways Corporation Retirement Plan in which all of our crewmembers are eligible to participate, as well as life insurance premiums, positive space flights, Lift awards from our internal crewmember recognition program and executive physicals, if any. The 401(k) matching contribution for each of Mr. Hayes, Mr. Priest, Ms. Geraghty, Mr. Sundaram and Mr. Nelson and Mr. St. George was $14,000. See “Summary of Agreements with Other Named Executive Officers” at p.53.
(5)	As previously announced by the Company, Mr. Nelson was appointed General Counsel and Corporate Secretary in November 2018; he was not a named executive officer prior to such appointment.
(6)	Mr. St. George stepped down from his Executive Vice President and Chief Commercial Officer role on June 7, 2019. He transitioned to a senior advisor role through January 1, 2020.

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GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information, as of December 31, 2019, concerning individual grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended December 31, 2019:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Closing Market	Grant Date Fair Value
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(3)	Price on Date of Grant ($/Sh)	of Stock and Option Awards ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Robin Hayes	2/25/2019							69,565	$17.25	$1,199,996
	4/12/2019				39,612	79,225	158,450		$17.04	$1,349,994
		$375,000	$750,000	$1,500,000
Stephen	2/25/2019							27,536	$17.25	$474,996
Priest	4/12/2019				20,539	41,079	82,158		$17.04	$699,986
		$190,000	$380,000	$760,000
Joanna	2/25/2019							36,231	$17.25	$624,985
Geraghty	4/12/2019				23,474	46,948	93,896		$17.04	$799,994
		$243,000	$486,000	$972,000
Easwaran	2/25/2019							23,188	$17.25	$399,993
Sundaram	4/12/2019				4,401	8,802	17,604		$17.04	$149,986
		$111,250	$222,500	$445,000
Brandon	2/25/2019							13,043	$17.25	$224,992
Nelson	4/12/2019				4,401	8,802	17,604		$17.04	$149,986
		$101,250	$202,500	$405,000
Martin St.	2/25/2019							20,289	$17.25	$349,985
George	4/12/2019				7,335	14,671	29,342		$17.04	$249,994
		$108,750	$217,500	$435,000

(1)	Represents the annual cash incentive awards. The Threshold column reflects the minimum annual cash incentive award that would have been granted had we achieved minimum performance targets for 2019. The Target column reflects the award granted if we were to achieve all of our 2019 performance targets. See “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. The Maximum column reflects awards that would have been payable for our 2019 performance had we exceeded all of our performance targets for the year. The payouts are based on performance goals established at the beginning of the year and are therefore completely at risk. The performance goals for determining the payout are described in “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. Actual payouts are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
(2)	Represents PSUs granted under our Amended and Restated 2011 Incentive Compensation Plan in 2019, which will be paid, if at all, based on the Company’s performance in years 2019-2021. The Threshold column reflects the minimum equity award units based on achieving the minimum level of performance in each of the performance metrics described in the relevant PSU award agreement. The Target column reflects the target equity award units if we were to achieve target level performance. The Maximum column reflects the maximum award units if we were to achieve the maximum level of each of the performance metrics as described further in footnote 3 of the “Outstanding Equity Awards at Fiscal Year-End” Table.
(3)	Represents RSUs granted under our Amended and Restated 2011 Incentive Compensation Plan in 2019. Subject to the named executive officers’ continued employment, these equity awards vest in a series of three equal annual installments commencing on the first anniversary of the grant date, subject to immediate vesting upon termination following change in control events.
(4)	Represents total grant date fair value of RSUs and PSUs as determined in accordance with FASB ASC Topic 718. Please refer to Note 7 of our consolidated financial statements in our 2019 Annual Report on Form 10-K for further discussion related to the assumptions used in our valuations of RSUs and PSUs.

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Summary of Employment Agreement with Mr. Hayes

On February 12, 2015, the Company and Mr. Hayes executed an employment agreement for Mr. Hayes as Chief Executive Officer and President of the Company. The agreement commenced on February 16, 2015, when Mr. Hayes became the Company’s CEO and President. On February 18, 2020, the Board announced that they had extended Mr. Hayes’ employment contract through July 31, 2022. The agreement, as amended, provides that, effective as of February 1, 2020, Mr. Hayes will be paid an annual salary at the rate of $625,000, an annual cash incentive awards as provided by the Company to its senior executives at a target of 150% of the base salary, both salary and bonus subject to the review and approval of the Board of Directors in its discretion. Mr. Hayes will continue to be eligible to receive an annual award of RSUs and an annual award of PSUs pursuant to his employment agreement, as amended, both pursuant to the Company’s equity compensation plans and related award agreements. The agreement provides for health, welfare and flight benefits as provided to other senior executive officers of the Company. The agreement provides for termination for cause, and for severance should Mr. Hayes be terminated during the term without cause. The agreement provides for customary confidentiality, non-competition, non-solicitation and non-disparagement provisions. The agreement is terminable by Mr. Hayes or by the Company, in each case as more fully described below under “Potential Payments upon Termination or Change In Control.” See “— Agreements Governing Termination.”

In March 2020, Mr. Hayes agreed to a 50% reduction in his salary during the crisis as the Company grapples with the effects of Covid-19 on aviation and JetBlue.

Summary of Agreements with Other Named Executive Officers

In 2019, none of Mr. Priest, Ms. Geraghty, Mr. Sundaram or Mr. Nelson had employment agreements with the Company.

Mr. St. George stepped down as Executive Vice President and Chief Commercial Officer in June 2019. JetBlue and Mr. St. George entered into an agreement, dated July 15, 2019, under which Mr. St. George acted as a senior advisor through January 1, 2020. He was paid his annual salary for the senior advisor term. Mr. St. George will receive benefits under the JetBlue Airways severance plan, including salary continuation for 24 months and a pro-rated annual average bonus of $146,850. Mr. St. George’s equity awards continued to vest in accordance with their terms and conditions and he continued to receive all Company health and welfare benefits provided to crewmembers. Subject to the terms and conditions of the Company’s pass travel programs as may be amended from time to time, he and his eligible dependents received flight benefits on JetBlue.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding equity awards for each named executive officer at December 31, 2019:

		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(1)	(g)	(h)(2)	(i)(3)	(j)
Robin Hayes	02/24/2017	20,440	$382,637
	04/12/2017			58,962	$1,103,769
	02/22/2018	31,974	$598,553
	04/12/2018			69,053	$1,292,672
	02/25/2019	69,565	$1,302,257
	04/12/2019			79,225	$1,483,092
Stephen Priest	02/24/2017	4,258	$79,710
	04/12/2017	3,538	$66,231	14,150	$264,888
	02/22/2018	12,790	$239,429
	04/12/2018			17,902	$335,125
	02/25/2019	27,536	$515,474
	04/12/2019			41,079	$768,999
Joanna Geraghty	02/24/2017	8,517	$159,438
	04/12/2017			10,613	$198,675
	02/22/2018	15,987	$299,277
	04/12/2018			26,854	$502,707
	08/24/2018	3,578	$66,980
	02/25/2019	36,231	$678,244
	04/12/2019			46,948	$878,867
Easwaran Sundaram	02/24/2017	6,813	$127,539
	04/12/2017			7,075	$132,444
	02/22/2018	11,191	$209,496
	04/12/2018			7,672	$143,620
	02/25/2019	23,188	$434,079
	04/12/2019			8,802	$164,773

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		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(1)	(g)	(h)(2)	(i)(3)	(j)
Brandon Nelson	02/24/2017	2,555	$47,830
	06/22/2017	224	$4,193
	02/22/2018	5,756	$107,752
	06/22/2018	878	$16,436
	12/12/2018	3,148	$58,931
	02/25/2019	13,043	$244,165
	04/12/2019			8,802	$164,773
Martin St. George	02/24/2017	4,934	$92,364
	04/12/2017			7,075	$132,444
	02/22/2018	9,262	$173,385
	04/12/2018			7,672	$143,620
	02/25/2019	19,591	$366,744
	04/12/2019			14,671	$274,641

(1)	Please refer to the table below for the applicable vesting schedules of outstanding option, RSU and PSU awards.

Grant Date	Vesting Schedule
2/24/2017	One-third in three equal annual installments beginning on February 24, 2018
4/12/2017	For Performance Awards, 3 year cliff vesting beginning on April 12, 2017 and subject to meeting certain performance goals for fiscal years 2017, 2018, 2019, payable in 2020. For Restricted Stock Unit awards, One-third in three equal annual installments beginning on April 12, 2018
6/22/2017	One-third in three equal annual installments beginning on June 22, 2018
2/22/2018	One-third in three equal annual installments beginning on February 22, 2019
4/12/2018	3 year cliff vesting beginning on April 12, 2018 and subject to meeting certain performance goals for fiscal years 2018, 2019, 2020, payable in 2021
6/22/2018	One-third in three equal annual installments beginning on June 22, 2019
8/24/2018	One-third in three equal annual installments beginning on August 24, 2019
12/12/2018	One-third in three equal annual installments beginning on December 12, 2019
2/25/2019	One-third in three equal annual installments beginning on February 25, 2020
4/12/2019	3 year cliff vesting beginning on April 12, 2019 and subject to meeting certain performance goals for fiscal years 2019, 2020, 2021 payable in 2022

(2)	The amount listed in this column, Market Value of Shares or Units of Stock that have not vested, represents the product of the closing market price of the Company’s stock as of December 31, 2019 ($18.72) multiplied by the number of shares of stock subject to the award.
(3)	For PSU awards granted in 2017 under our equity incentive plan, the actual number of shares earned will be based on achievement of performance metrics (Relative ROIC Growth and Relative Pre-tax Margin Growth) at the end of the applicable performance period, December 31, 2019, and as certified and approved by our Compensation Committee, see “Performance Stock Units (PSUs) -- Vesting of 2017 Long-Term Incentive Program Performance Unit Grants at p.48. The number of shares reported for the 2017 PSU awards (and the payout value) is based on achieving the target (100%) performance because as of December 31, 2019, the 2017 PSUs were tracking at between threshold and target performance. The actual number of shares earned will be payable in common stock in a range of 0% to 200% as certified and approved by our Compensation Committee, except for Mr. St. George, who will receive common stock based on performance achievement at 75.1% as certified by the Compensation Committee in March 2020 due to contractual obligations. For PSU awards granted in 2018 and 2019 under our equity incentive plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (Relative ROIC Growth and Relative Pre-tax Margin Growth) at the end of the applicable performance period, December 31, 2020 for the 2018 PSUs and December 31, 2021 for the 2019 PSUs. The number of shares reported for the 2018 and 2019 PSU awards under our equity incentive plan (and the payout value) is based on achieving the target (100%) performance because as of December 31, 2019, the 2018 and 2019 PSUs were tracking at between threshold and target performance. Upon performance certification by our Compensation Committee at the end of the applicable performance period, the 2018 and 2019 PSUs will be payable in common stock, in a range of 0% to 200%.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning option exercises and vesting of performance stock unit awards and restricted stock unit awards during 2019 for each named executive officer:

	STOCK AWARDS(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robin Hayes	109,772	1,879,536
Stephen Priest	15,616	268,271
Joanna Geraghty	32,231	553,729
Easwaran Sundaram	25,271	433,878
Brandon Nelson	9,808	172,476
Martin St. George	23,260	402,307

(1)	Shares vested consist of (1) vested RSUs and (2) PSUs for the 2016-2018 performance period that vested following the Compensation Committee’s certification of performance results in March 2019, at a performance level of 91.2%. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting date.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of our named executive officers may receive various payments if his or her employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:

■	Voluntary termination of employment by the named executive officer (with or without “good reason”);
■	Termination of employment by the Company (with or without “cause”);
■	Termination in the event of the disability or death of the named executive officer; and
■	Termination following a change in control of the Company.

In the table beginning on page 61, we provide estimates of the payments that our named executive officers would have received had their employment been terminated as of December 31, 2019, and a description of the separation payments payable to Mr. St. George, who stepped down in June 2019.

Potential payments made to Mr. Hayes upon the termination of his employment or upon a change in control are governed by the terms of his employment agreement with the Company and the benefit plans in which he participates. The Company has a severance plan that would govern the compensation payable upon the termination of our executives. As of December 31, 2019, none of Mr. Priest, Ms. Geraghty, Mr. Sundaram or Mr. Nelson had employment agreements with the Company.

Agreements Governing Termination

Potential Payments to Mr. Hayes upon Termination

We have an employment agreement, as amended, with Mr. Hayes, our President and Chief Executive Officer, until July 31, 2022. Under Mr. Hayes’s employment agreement, the agreement provides that, if Mr. Hayes were terminated without Cause, he would be paid as if eligible for severance under the Severance Plan (as defined below). Under Mr. Hayes’ employment agreement, if the Company were to terminate Mr. Hayes’ employment for Cause (as defined in the Severance Plan), or if Mr. Hayes were to resign from the Company, Mr. Hayes would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company. If, after termination of his employment without Cause, Mr. Hayes were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, he would forfeit, as of the date of such breach, all of the payments and benefits described in this paragraph. If Mr. Hayes’ employment were terminated by reason of his death or Disability (as defined below),the Company would pay Mr. Hayes (or his estate, as applicable), his base salary through and including the date of termination and any other accrued compensation and benefits. For purposes of the employment agreement, “Cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies that materially adversely affects JetBlue; intentional damage to JetBlue property or business; gross insubordination or incompetence; habitual neglect of his duties with JetBlue; or conduct that demonstrates gross unfitness to serve, including alcoholism or substance abuse. “Disability” means that Mr. Hayes is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

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Potential Payments to Other Named Executive Officers

As of December 31, 2019, we had no contractual obligations to make severance payments to any of our named executive officers other than Mr. Hayes (except as provided in the severance plan described below).

For details of the payments made to Mr. St. George, see “Summary of Agreements with Other Named Executive Officers” at page 53.

Severance Plan Summary

On May 22, 2014, upon recommendation of the Compensation Committee, the Board of Directors approved and adopted the JetBlue Airways Corporation Severance Plan (the “Severance Plan”). The Severance Plan provides that upon occurrence of a Severance Event, as defined in the Severance Plan, a crewmember who meets the plan conditions for eligibility (a “Participant”) will be paid cash severance, pursuant to a formula based on job level at the Termination Date, as defined in the Severance Plan, and years of service. The Severance Plan also provides for payment of pro-rated average annual bonus, and either forfeiture, continued vesting or acceleration of various outstanding equity awards (depending on award type and conditions upon grant). Participants may receive medical and/or dental benefits, COBRA payments, and career transition consulting services. If a crewmember is terminated for Cause, no severance benefits are payable. The Severance Plan defines “Cause” as a Participant’s (a) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (b) participation in a fraud or willful act of dishonesty against the Company or a subsidiary of the Company that adversely affects the Company or any such subsidiary in a material way; (c) willful breach of the Company’s policies that affects the Company in a material way; (d) causing intentional damage to the Company’s property or business; (e) conduct that constitutes gross insubordination; or (f) habitual neglect of his or her duties with the Company or a subsidiary of the Company. The determination of whether a Termination of Employment is for Cause will be made by the Plan Administrator, as defined in the Severance Plan, in its sole and absolute discretion, and such determination shall be conclusive and binding on the affected Participant.

Arrangements Governing a Change in Control

Executive Change in Control Plan

On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Executive Change in Control Severance Plan (the “Executive Plan”). A “change in control,” as defined in the Executive Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company. The Executive Plan provides severance and welfare benefits to eligible employees who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for “Good Reason” (a “Qualifying Termination Event”). “Good Reason” means the termination of employment by an eligible employee because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible employee from those in effect prior to the change in control; or (3) the Company requiring the eligible employee to relocate from the office of the Company where an eligible employee is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the Company’s business to an extent substantially consistent with such eligible employee’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Plan, “cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies which materially adversely affects the Company; intentional damage to the Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his or her duties with the Company.

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A named executive officer who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each employee covered by the Executive Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our named executive officers. During the reimbursement period, if an eligible employee becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, named executive officers are eligible for flight benefits for two years following a Qualifying Termination Event.

With respect to named executive officers, the Executive Plan also contains an excise tax gross-up provision whereby if such employees incur any excise tax by reason of his or her receipt of any payment that constitutes an excess parachute payment, as defined in Section 280G of the Code, the employee will be entitled to a gross-up payment in an amount that would place him or her in the same after-tax position he or she would have been in had no excise tax applied.

The Executive Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Plan in light of the then ongoing industry changes.

Potential payments upon a change in control under the Executive Plan are estimated in the table below captioned “Potential Payments Upon Termination.”

Potential Payments in Connection with our Amended and Restated 2002 Stock Incentive Plan

In addition to the above, our Amended and Restated 2002 Stock Incentive Plan provides for immediate vesting of various equity grants in the event of a change in control. The phrase “change in control,” as used in the plan, means any of the following: a change in ownership or control of the Company effected through a merger, consolidation or other reorganization approved by our stockholders (unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned our outstanding voting securities immediately prior to such transaction); the sale, transfer or other disposition of all or substantially all of our assets in a liquidation or dissolution; or the acquisition, directly or indirectly by any person or group of persons unaffiliated with us, of beneficial ownership of securities possessing more than 50% of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made to our stockholders.

Potential payments upon a change in control under the Amended and Restated 2002 Stock Incentive Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments in Connection with our Amended and Restated 2011 Incentive Compensation Plan

Under the Amended and Restated 2011 Incentive Compensation Plan, a change in control of the Company will have no effect on outstanding awards under the plan that the Board of Directors or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award (i) is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market; (ii) provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award; (iii) has an economic value that is substantially equivalent to that of the outstanding award; (iv) provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for cause or resignation without good reason, within 18 months following the change in control (or prior to a change in control, but following the date on which we agree in principle to enter into that change in control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of the third anniversary of the change in control and expiration of the term of the outstanding award; and (v) will not subject the holder to additional taxes or interest under section 409A of the Code.

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If the Board of Directors or the Compensation Committee does not make this determination with respect to any outstanding awards, then (i) the awards will fully vest and become non-forfeitable and exercisable immediately prior to the change in control; or (ii) the Board of Directors or the Compensation Committee will provide that in connection with the change in control (1) each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our common stock on the change in control date, reduced by the option exercise price or grant price of the option or SAR, (2) each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the change in control date, (3) any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award; (4) the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and (5) the Board of Directors or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.

The phrase “change in control,” as used in the plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board of Directors, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.

Potential payments upon a change in control under the 2011 Incentive Compensation Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments Upon Termination

The table below sets forth potential benefits that each named executive officer would be entitled to receive upon termination of employment under the various circumstances outlined above. Other than for Mr. St. George, who ceased serving as a named executive officer in June 2019, the amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the named executive officer’s employment had terminated on December 31, 2019. For Mr. St. George, actual amounts paid to him in connection with his separation are described below in the narrative immediately following this table. Potential payments to each of Ms. Geraghty, Messrs. Priest, Sundaram and Nelson upon the termination of their employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan, the 2002 Stock Incentive Plan and 2011 Incentive Compensation Plan. None of Ms. Geraghty, Messrs. Priest, Sundaram and Nelson have an employment agreement with the Company. Values for restricted stock unit grants are based on our common stock closing price of $18.72 on the Nasdaq Global Select Market on December 31, 2019. The table below does not include amounts to which the named executive officers would be entitled that are already described in the other compensation tables appearing earlier in this proxy statement, including the value of equity awards that have already vested. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.

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POTENTIAL POST-EMPLOYMENT COMPENSATION

	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Cash Incentive Award(2)	Continued or Accelerated Vesting of RSUs ($)	Continued or Accelerated Vesting of PSUs ($)	All Other Compensation ($)	Estimated Tax Gross-Up ($)(3)	Total ($)
Robin Hayes
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(4)	1,200,000	463,900	1,115,999	-	142,028		2,921,927
Termination for reasons of Death or Disability(5)		750,000	946,451	3,256,761			4,953,212
Termination for reasons of Retirement(6)							-
Qualifying Termination after Change of Control (double trigger)(7)	2,700,000	750,000	2,283,447	3,879,533	86,336		9,699,316
Stephen Priest
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(4)	554,167	205,550	437,480	-	76,428		1,273,625
Termination for reasons of Death or Disability(5)			362,517	944,022			1,306,539
Termination for reasons of Retirement(6)							-
Qualifying Termination after Change of Control (double trigger)(7)	1,710,000	380,000	900,844	1,369,012	86,207	1,626,172	6,072,235
Joanna Geraghty
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(4)	1,080,000	223,850	568,648	-	140,339		2,012,837
Termination for reasons of Death or Disability(5)			465,676	826,196			1,291,872
Termination for reasons of Retirement(6)							-
Qualifying Termination after Change of Control (double trigger)(7)	2,052,000	486,000	1,203,939	1,580,249	85,271		5,407,460
Easwaran Sundaram
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(4)	890,000	151,000	376,980	-	140,339		1,558,319
Termination for reasons of Death or Disability(5)			319,736	374,915			694,650
Termination for reasons of Retirement(6)							-
Qualifying Termination after Change of Control (double trigger)(7)	1,335,000	222,500	771,114	440,837	85,271		2,854,723
Brandon Nelson
Termination by the Company without “cause” or by the Crewmember for good reason under Severance Plan(4)	742,500	129,100	195,505	-	130,339		1,197,445
Termination for reasons of Death or Disability(5)			163,335	54,874			218,209
Termination for reasons of Retirement(6)							-
Qualifying Termination after Change of Control (double trigger)(7)	1,215,000	202,500	479,307	164,773	75,271		2,136,852

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(1)	As of December 31, 2019, we had no contractual obligations to make any severance payments to our named executive officers, other than Mr. Hayes, under the terms of his employment agreement. Should any of the named executive officers be terminated without Cause or Good Reason, under our Severance Plan, and based on titles and years of service, the named executive officers would be entitled to the following salary continuation amounts: Messrs. Hayes, Sundaram and Ms. Geraghty two (2) years; Mr. Nelson twenty-two (22) months and Mr. Priest fourteen (14) months. Mr. Hayes’ written employment agreement provides that, if terminated by the Company, he would receive compensation as provided for in the Severance Plan.
(2)	As the assumed termination date for this table is December 31, 2019, the amounts listed do not reflect pro-ration. The Severance Plan provides for payment of an average annual cash incentive award equal to the average of the last two annual bonuses. If termination were to occur for reasons of death or disability, the payment represents target annual bonus for the year in which termination occurs for Mr. Hayes only, as outlined in his employment agreement. Under a change in control scenario, the payment represents a target annual cash incentive award for the year in which termination occurs, which is payable under the Executive Plan.
(3)	Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent payments received by the individuals exceed an amount approximating three times their average annual compensation, as discussed above under “Compensation Discussion and Analysis - Tax and Accounting Impact.” As discussed above under “Potential Payments upon Termination or Change In Control - Arrangements Governing a change in Control - Executive change of Control Plan” under our Executive Plan, we provide for tax “gross-up” payments to cover the cost of this excise tax.
(4)	As the assumed termination date for this table is December 31, 2019, the amounts listed do not reflect pro-ration. Under the terms of the Severance Plan, based on titles and years of service, the named executive officers would be entitled to the following salary continuation amounts: Messrs. Hayes, Sundaram and Ms. Geraghty two (2) years, Mr. Nelson twenty-two (22) months and Mr Priest fourteen (14) months and a bonus equal to the average of the last two annual bonuses pro-rated by the number of months completed in the calendar year of termination. Based on the RSU Agreement for terminations, each named executive officer would be entitled to the continued vesting of RSUs following the date of termination: 59,615 RSUs for Mr. Hayes, 23,270 RSUs for Mr. Priest, 30,377 for Ms. Geraghty, 20,138 for Mr. Sundaram and 10,444 RSUs for Mr. Nelson, all valued for the purpose of this table at the closing stock price on the last fiscal day of 2019 under the 2011 Incentive Compensation Plan. All other compensation assumes (1) $40,000 in outplacement services for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, and $30,000 in outplacement services for Mr. Nelson; (2) $82,000 assumed value of lifetime flights for: Messrs. Hayes, Sundaram, Nelson and Ms. Geraghty and $16,400 in flight benefits for Priest for 4 years (3) Employer costs for Medical, Dental, & Vision coverage in the amount of $20,028 for Messrs. Hayes and Priest and $18,339 for Messers. Sundaram, Nelson and Ms. Geraghty.
(5)	Assumes pro-rated vesting in the event of a termination due to death or disability with a termination date of December 31, 2019. Mr. Hayes would already have been paid his full annual salary; however, he would be entitled to any other accrued compensation which would be his annual bonus related to performance year 2019. Pursuant to the respective RSU and PSU Award Agreement death or disability provisions, each of Messrs. Hayes, Priest, Sundaram, Nelson and Ms., Geraghty, would receive pro-rated vesting of PSUs based on the Company’s performance metrics achieved through December 31, 2019 and prorated RSUs from the grant date through termination date due to death or disability: 50,558 RSUs and 173,972 PSUs for Mr. Hayes, 19,365 RSUs and 50,429 PSUs for Mr. Priest, 24,876 RSUs and 44,134 PSUs for Ms. Geraghty, 17,080 RSUs and 20,028 PSUs for Mr. Sundaram, and 8,725 RSUs and 2,931 PSUs for Mr. Nelson valued using the closing stock price on the last fiscal day of 2019 under the 2011 Incentive Compensation Plan.
(6)	Assumes continued vesting in the event of a termination due to retirement with a termination date of December 31, 2019. There are no named executive officers who are retirement eligible as of December 31, 2019.
(7)	Potential payments to each of Messrs. Hayes, Priest, Sundaram, Nelson and Ms. Geraghty, upon a qualifying termination of their employment after a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan and 2011 Incentive Compensation Plan. None of Messrs. Priest, Sundaram, Nelson or Ms. Geraghty, have employment agreements with the Company. This table assumes accelerated vesting of all outstanding equity at the closing stock price on the last fiscal day of 2019: 121,979 RSUs and 207,240 PSUs for Mr. Hayes; 48,122 RSUs and 73,131 PSUs for Mr. Priest; 64,313 RSUs and 84,415 PSUs for Ms. Geraghty; 41,192 RSUs and 23,549 PSUs for Mr. Sundaram; and 25,604 RSUs and 8,802 PSUs for Mr. Nelson per the Change in Control provisions under the 2011 Incentive Compensation Plan. Under the Executive Plan, Messrs. Hayes, Priest, Sundaram, Nelson and Ms. Geraghty would be entitled to receive: (i) two (2) years of salary and two times (2x) target bonus for the year in which termination of employment occurs (ii) payment of accrued but unused paid time off as of the date of termination; (iii) a pro-rated portion of annual bonus for the year in which termination occurs, at the target level of achievement; (iv) payment for certain unreimbursed relocation expenses incurred (if any); and (v) reimbursement for all costs incurred in procuring health and dental care coverage for the named executive officer and their eligible dependents under COBRA for 18 months. During the reimbursement period, if an eligible employee were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation assumes (1) $40,000 in outplacement services for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, and $30,000 in outplacement services for Mr. Nelson; (2) $8,200 in assumed value flight benefits for 2 years for each of the named executive officers.

In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to management employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

Mr. St. George stepped down as an officer of JetBlue in June 2019. In connection with his resignation, JetBlue and Mr. St. George entered into an agreement, dated July 15, 2019, under which Mr. St. George acted as a senior advisor through January 1, 2020, being compensated at an annual salary rate of $435,000.

Mr. St. George was paid a pro-rated annual non-equity incentive bonus of $146,850 on February 20, 2020. Upon Mr. St. George’s departure, 33,787 unvested restricted stock units became subject to continued vesting per the terms in the applicable RSU agreement for retirement eligible crewmembers. Additionally, 29,418 PSUs were prorated in accordance with the retirement eligible terms of the applicable PSU award agreements and are subject to continued vesting and payable after certification of the performance metrics by the Board of Directors after the performance periods have lapsed. Mr. St. George is eligible for lifetime travel privileges on our flights for his years of service as an officer of the Company. The agreement with Mr. St. George included non-compete and similar restrictive covenants. The payments are reflected in the “All Other Compensation” column of the Summary Compensation Table.

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PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION

As required under the rules the SEC adopted under the Dodd-Frank Act, we are providing the following disclosure about the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our estimated median employee:

■	The total annual compensation of our estimated median employee who was employed on December 31, 2019 was $59,647
■	The total annual compensation of our Chief Executive Officer was $3,955,524
■	Based on this information, the ratio of the annual total compensation is reasonably estimated to be 66.3

The Company calculated the 2019 compensation for the median Employee using the same methodology used to calculate the total annual compensation of the Company’s CEO, as reported in the Summary Compensation Table. There were no material changes to the Company’s employee population or compensation programs for 2019 that the Company believed would significantly impact the pay ratio disclosure for 2019, as compared to 2018. Therefore, as permitted by the SEC’s rules, for purposes of determining the 2019 Pay Ratio, the Company used the same median employee who was identified for purposes of the Company’s fiscal 2018 disclosure.

To identify the median employee as of December 31, 2018, we used a consistently applied compensation measure (“CACM”). We utilized information from Box 5 of Form W-2. We performed our calculations as of December 31, 2018 which is our measurement date, because employee census and compensation information are readily available on that date. We did not annualize the total cash compensation paid to permanent employees who commenced work with us during 2018. No cost of living adjustments were applied. We excluded approximately 617 non-U.S. employees, as permitted under the de minimus exception to the rules. The countries from which the excluded employees come are: Dominican Republic (111), Antigua (5), Aruba (6), Bermuda (3), Colombia (11), Barbados (5), Cancun (1), St. Maarten (5), Costa Rica (20), Curacao (1), Cayman Islands (1), Grenada (1), Jamaica (35), Liberia (4), Peru (2), Mexico (4), Bahamas (3), Trinidad (4), Haiti (8), Turks and Caicos (1), Ecuador (2), St. Croix (2), St. Thomas (2), St. Lucia (1), Puerto Rico (379).

The total number of U.S. employees and non-U.S. employees were 23,683 and 617, respectively, before taking into account such exclusions and for purposes of calculating the total compensation of that employee as we alculate total compensation for our named executive officers in the Summary Compensation Table.

Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 19, 2020, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of March 19, 2020, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class
Robin Hayes	488,295	823,652	*
Stephen Priest	33,916	172,895	*
Joanna Geraghty	163,898	323,422	*
Easwaran Sundaram	117,127	189,128	*
Brandon Nelson	6,441	48,190
Basil Ben Baldanza		16,234	*
Peter Boneparth		69,247	*
Virginia Gambale		76,247	*
Ellen Jewett		57,345	*
Teri McClure		8,895
Joel Peterson	451,008	527,255	*
Sarah Robb O’Hagan		16,234	*
Vivek Sharma		8,698
Frank Sica	38,644	114,891	*
Thomas Winkelmann		44,361	*
All executive officers and directors as a group	1,311,312	2,513,428	.49% .93%
5% Stockholders Name of Beneficial Owner
BlackRock Inc.(3)		25,515,554	9.46%
PRIMECAP Management Company(4)		22,475,275	8.33%
The Vanguard Group(5)		29,837,136	11.06%

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*	Represents ownership of less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 19, 2020 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 19, 2020, .49% of the outstanding common stock. A total of 269,707,459 shares of common stock were outstanding on March 19, 2020, pursuant to rule 13d-3(d)(1) under the Exchange Act.
(2)	This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, deferred stock units, performance stock units and restricted stock units which will not vest or become exercisable within 60 days of March 19, 2020. In light of the global disruption due to Covid-19 and the impact to JetBlue, in March, the Compensation Committee determined to defer certifying the 2017-2019 performance results. As such the 2017-2019 performance stock units are reflected at target. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 0.93% of the outstanding common stock.
(3)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 5, 2020, in which BlackRock, Inc. and certain of its subsidiaries reported that it had sole voting power 24,550,039 shares and sole dispositive power over 25,515,554 shares. The principal business address of BlackRock, Inc. is 55 East 52 St., New York, NY 10055.
(4)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 12, 2020, in which PRIMECAP Management Company reported that it held sole voting power over 21,574,572 shares and sole dispositive power over 22,475,275 shares. The principal business address of PRIMECAP Management Company is 177 East Colorado Blvd., 11th fl. Pasadena, CA 91105.
(5)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 10, 2020, in which The Vanguard Group reported that it held sole voting power over 113,836 shares and sole dispositive power over 29,725,218 shares and shared dispositive power over 111,918 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 111,918 shares of common stock of the Company as a result of its serving as investment manager of collective trust accounts. According to the Schedule 13G/A, Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,918 shares of the Company as a result of its serving as investment manager of Australian investment offerings. The principal business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, three forms 4 were filed late during the year ended December 31, 2019 due to administrative error.

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MANAGEMENT PROPOSAL 3

TO APPROVE THE JETBLUE AIRWAYS CORPORATION 2020 OMNIBUS EQUITY INCENTIVE PLAN

We currently provide stock-based compensation to non-employee directors, employees (whom we call crewmembers) and consultants under the Amended and Restated JetBlue Airways Corporation 2011 Incentive Compensation Plan, which we refer to as the 2011 ICP. As of March 19, 2020, there were 8,923,684 shares of our common stock remaining available for future grants under the 2011 ICP. As of that date, there were no shares subject to outstanding option awards, and 3,252,782 shares subject to outstanding restricted unit awards under the 2011 ICP. By its terms, the 2011 ICP expires on May 26, 2021. Consistent with good governance practices, we are seeking approval now for the expiring plan. JetBlue only has the 2011 Plan and the 2011 JetBlue Crewmember Stock Purchase Plan.

Our Board of Directors believes that the 2011 ICP has contributed significantly to our success by enabling us to attract and retain the services of highly qualified non-employee directors, crewmembers and consultants. Because our success is largely dependent upon the judgment, interest and special efforts of these individuals, we want to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. Accordingly, on March 23, 2020, the Board of Directors adopted, subject to stockholder approval, the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan, which we refer to as the 2020 Incentive Plan. If our stockholders approve the 2020 Incentive Plan, no additional grants or awards will be made under the 2011 ICP on or after the date of the annual meeting, but the awards outstanding under the 2011 ICP will remain in effect in accordance with their terms. We are seeking stockholder approval for the 2020 Incentive Plan to issue up to 10,500,000 shares of our common stock, consisting of approximately 1,600,000 new shares and shares from the 2011 Plan.

The 2020 Incentive Plan is intended to promote our long-term success and increase stockholder value by attracting, motivating and retaining directors, crewmembers and consultants. To achieve this purpose, the 2020 Incentive Plan allows the flexibility to grant or award stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance stock awards, performance stock unit awards, other stock-based awards, dividend equivalents and cash-based awards to eligible individuals. No awards have been made under the 2020 Incentive Plan. The 2020 Incentive Plan will become effective on the date it is approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal. If our stockholders do not approve the 2020 Incentive Plan within 12 months of the date the Board of Directors approves the 2020 Incentive Plan, the 2020 Incentive Plan will terminate.

Some of the terms of the 2020 Incentive Plan that are intended to protect and promote the interests of the Company’s stockholders are:

■	Limit on total shares available for future awards – The maximum number of new shares of common stock that would be available for awards under the 2020 Incentive Plan, 1,600,000 shares, would represent approximately 0.59 percent of the Company’s outstanding shares of common stock on March 19, 2020;
■	Certain shares not available for future awards – Any shares used by a participant to pay the exercise price or required tax withholding for an award may not be available for future awards under the 2020 Incentive Plan;
■	No discounted options or stock appreciation rights – All stock options and stock appreciation rights must be granted with an exercise price or base price of not less than the fair market value of the common stock on the grant date; as a result, the 2020 Incentive Plan will prohibit discounted options or stock appreciation rights;
■	Prohibition on repricing – The 2020 Incentive Plan prohibits the repricing of stock options and stock appreciation rights (and other actions that have the effect of repricing) without stockholder approval;
■	Plan administration – The Compensation Committee, comprised solely of non-employee directors, will administer the 2020 Incentive Plan;
■	Double trigger change in control provisions – Generally speaking, if outstanding awards under the 2020 Incentive Plan are assumed or substituted by an acquirer or related corporation in a change in control of the Company, those awards will not immediately vest on a “single trigger” basis, but would only accelerate if the holder is terminated without cause or quits for good reason (as those terms are defined in the 2020 Incentive Plan) within 18 months following the change in control;

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■	Awards will have a minimum vesting requirement of at least one year – The 2020 Incentive Plan provides that awards granted under the 2020 Incentive Plan restricted stock and restricted stock units awarded to crewmembers will vest over a period not shorter than one year (or, in the case of those awards that vest upon the achievement of performance goals, a minimum performance period of one year), with limited exceptions; our restricted stock unit awards generally vest in three equal installments over a three year period.
■	Forfeiture provisions – The 2020 Incentive Plan has forfeiture provisions, whereby participants who engage in activity contrary to the interests of the Company or benefit from financial results that are subsequently restated under defined circumstances can be required to forfeit their awards under the 2020 Incentive Plan; and
■	Limits on transferability of awards – The 2020 Incentive Plan does not permit options or other awards to be transferred to third parties for value or other consideration unless approved by our stockholders.

Description of the 2020 Incentive Plan

The principal features of the 2020 Incentive Plan are summarized below. We encourage you to read the entire proposed 2020 Incentive Plan, which is attached as Appendix B to this Proxy Statement, for a full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the 2020 Incentive Plan, the provisions of the 2020 Incentive Plan will govern.

Administration

The Compensation Committee will have discretionary authority to operate, manage and administer the 2020 Incentive Plan in accordance with its terms. The Compensation Committee will determine the non-employee directors, crewmembers, and consultants who will be granted awards under the 2020 Incentive Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2020 Incentive Plan. The Compensation Committee will interpret the 2020 Incentive Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2020 Incentive Plan and/or any award agreements. The Compensation Committee’s decisions and actions concerning the 2020 Incentive Plan will be final, binding and conclusive. Within the limitations of the 2020 Incentive Plan and applicable law, the Compensation Committee may delegate its responsibilities under the 2020 Incentive Plan to persons selected by it, and the Board of Directors will be permitted to exercise all of the Compensation Committee’s powers under the 2020 Incentive Plan.

The Compensation Committee is comprised of at least two members of the Board of Directors, each of whom is selected by the Board of Directors and will satisfy independence criteria established by the Board of Directors and additional regulatory requirements, including the listing standards of the Nasdaq Stock Exchange. Currently, the members of the Compensation Committee are Virginia Gambale (Chair), Sarah Robb O’Hagan and Thomas Winkelmann, each of whom is a non- employee director of the Company.

Shares Subject to the 2020 Incentive Plan

A total of 10,500,000 shares of our common stock will be available for issuance under the 2020 Incentive Plan subject to adjustment for certain changes in our capital structure, as described below under “Adjustment Provisions.” The shares of common stock that may be issued under the 2020 Incentive Plan will be authorized and unissued shares, shares held in treasury by the Company, shares purchased on the open market or by private purchase or any combination of the foregoing. Shares underlying awards that are forfeited, cancelled, expire unexercised or settled for cash would be available for future awards under the 2020 Incentive Plan. Any shares used to pay the option price of an option or other purchase price of an award will not be available for future awards. If shares subject to an award are not delivered to a participant because the shares are withheld to pay the option price, purchase price or tax withholding obligations of the award, or a payment upon the exercise of a stock appreciation right is made in shares, the number of shares that are not delivered to the participant will not be available for future awards. If we acquire or combine with another company, any awards that may be granted under the 2020 Incentive Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the shares available for issuance under the 2020 Incentive Plan, but the shares available for any incentive stock options granted under the 2020 Incentive Plan will be limited to 1,000,000 shares of common stock, adjusted as otherwise stated above. On March 19, 2020, the closing price of our common stock on the Nasdaq Global Select Market was $7.60.

Participation

The Compensation Committee may grant awards under the 2020 Incentive Plan to (a) crewmembers and consultants of us and our affiliates, (b) those individuals who have accepted an offer of employment or consultancy from us or our affiliates, and (c) our non-employee directors. However, only crewmembers of the Company or its subsidiaries will be eligible to receive “incentive stock options” under the 2020 Incentive Plan.

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Stock Options

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2020 Incentive Plan. Stock options granted under the 2020 Incentive Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Internal Revenue Code, or options other than incentive stock options, referred to as “nonqualified stock options,” as determined by the Compensation Committee and stated in the option agreement. The number of shares covered by each option will be determined by the Compensation Committee, but no participant may be granted in any fiscal year options for more than 2,500,000 shares of common stock. The exercise price of each option is set by the Compensation Committee but cannot be less than 100% of the fair market value of the common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). Options granted under the 2020 Incentive Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with the Company will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our common stock generally means the closing price of the common stock on the Nasdaq Stock Exchange on the trading day immediately preceding the option grant date. The exercise price of any stock options granted under the 2020 Incentive Plan may be paid by check, or, with the Compensation Committee’s approval, shares of our common stock already owned by the option holder, a cashless broker-assisted exercise that complies with law, withholding of shares otherwise deliverable to the option holder upon exercise of the option, or any other legal method approved or accepted by the Compensation Committee in its discretion.

Options will become exercisable and expire at the times and on the terms established by the Compensation Committee. In its discretion, the Committee may allow a participant to exercise an option that is not otherwise exercisable and receive unvested shares of restricted stock having a period of restriction analogous to the exercisability provisions of the option. In no event may an option, whether or not an incentive stock option, be exercised later than the tenth anniversary of the grant date. However, if the exercise of an option (other than an incentive stock option) on its scheduled expiration date would violate applicable law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with us terminates. However, the Compensation Committee may determine in its discretion that an option may be exercised following the holder’s termination, whether or not the option is exercisable at the time of such termination. In no event may an option be exercised after the original term of the option as set forth in the award agreement, unless the participant’s exercise of an option (other than an incentive stock option) on its expiration date would violate applicable law, in which case the exercise period may be extended up to thirty days. The Compensation Committee has the full power and authority to determine the terms and conditions that will apply to any options upon a termination of service.

Stock Appreciation Rights

Stock appreciation rights, or SARs, may be granted under the 2020 Incentive Plan alone or contemporaneously with stock options granted under the plan. SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of our common stock on the exercise date over the grant price of the SAR. The grant price of a SAR cannot be less than 100% of the fair market value of our common stock on the grant date of such SAR. Payment of the amount due upon the exercise of a SAR will be made in shares or cash having a fair market value, as of the date of the exercise, equal to such amount. SARs will become exercisable and expire at the times and on the terms established by the Compensation Committee, subject to the same maximum time limits as are applicable to options granted under the 2020 Incentive Plan. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted in any fiscal year SARs covering more than 2,500,000 shares of our common stock.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of our common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation Committee. Restricted stock awards may be made with or without the requirement that the participant make a cash payment in exchange for, or as a condition precedent to, the completion of the award and the issuance of shares of restricted stock. Until the applicable restrictions lapse (referred to as the period of restriction), shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a restricted stock unit award vests upon expiration of the period of restriction, the participant is entitled to receive a share of our common stock. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. An award of restricted stock or restricted stock units may vest over a period of time, but not less than one year, during which the participant must remain in employment or service, except that the award may vest earlier in cases of retirement, death or disability, as the Compensation Committee determines, or on a change in control, as provided in the 2020 Incentive Plan. The Compensation Committee is generally not permitted otherwise to accelerate the vesting of restricted stock or restricted stock units. However, the 2020 Incentive Plan permits the Compensation Committee to make awards of restricted stock and/or restricted stock units that have vesting conditions of less than one year with respect an aggregate of no more than 5% of the maximum number of shares authorized to be issued under the 2020 Incentive Plan. A recipient of restricted stock will have the rights of a stockholder during the period of restriction, including the right to receive any dividends,

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which may be subject to the same restrictions as the restricted stock. A recipient of restricted stock units will have the rights of a stockholder only as to shares that are actually issued to the participant upon expiration of the period of restriction, and not as to shares subject to the restricted stock units that are not actually issued to the participant. The number of shares of restricted stock and/or restricted stock units granted to a participant will be determined by the Compensation Committee, but no participant may be granted in any fiscal year shares of restricted stock and/ or restricted stock units covering more than 2,000,000 shares of our common stock. The Compensation Committee has the full power and authority to determine the terms and conditions that will apply to any unvested shares of restricted stock and unvested restricted stock units upon a termination of service.

Deferred Stock Units

Deferred stock units are denominated in units of shares of our common stock, except that no shares are actually issued to the participant on the grant date. When a deferred stock unit award vests upon expiration of the period of restriction, the participant is entitled to receive a share of our common stock. Vesting of deferred stock units may be based on continued service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. An award of deferred stock units may vest over a period of time, not less than one year, that is six months following the month in which the participant departs from our board, except that the award may vest earlier on a change in control, as provided in the 2020 Incentive Plan. The Compensation Committee is generally not permitted otherwise to accelerate the vesting of deferred stock units. However, the 2020 Incentive Plan permits the Compensation Committee to make awards of deferred stock units that have vesting conditions of less than one year with respect an aggregate of no more than 5% of the maximum number of shares authorized to be issued under the 2020 Incentive Plan. Following the end of the restricted period, a deferred stock unit may be paid in cash, shares, other securities or other property, as determined in the sole discretion of the Compensation Committee. A recipient of deferred stock units may be entitled to dividend equivalent rights for deferred stock units that have vested, otherwise the dividend equivalents will accumulate and be paid upon vesting of the deferred stock units. A recipient of deferred stock units have the rights of a stockholder only as to shares that are actually issued to the participant upon delivery of the underlying shares, and not as to shares subject to the deferred stock units that are not actually issued to the participant. The number of deferred stock units granted to a participant will be determined by the Compensation Committee, and if the participant is a non-employee director, the number of deferred stock units granted in any fiscal year, together with any cash-based retainer, meeting, and other fees paid to such participant during the calendar year may not exceed $750,000.

Other Stock-Based Awards

The Compensation Committee may grant to participants other stock-based awards under the 2020 Incentive Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of our common stock. The number of shares and form of any other stock-based award will be determined by the Compensation Committee. Other stock-based awards will be paid in shares of our common stock. The terms and conditions, including vesting conditions, of these awards will be established by the Compensation Committee when the award is made. The Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Cash-based Awards

The Compensation Committee may grant cash-based awards to participants under the 2020 Incentive Plan. A cash-based award entitles a participant to receive a payment in cash upon the attainment of applicable performance goals, and/or satisfaction of other terms and conditions, determined by the Compensation Committee. The aggregate amount of any cash-based award in any calendar year may not exceed $5,000,000, determined as of the date of the grant. The Compensation Committee will determine the terms and conditions, including the effect of a termination of employment or service of the participant’s cash-based award.

Performance Compensation Awards

In the Compensation Committee’s discretion, restricted stock awards, restricted stock units, other stock-based awards and cash-based awards may be subject to performance conditions (referred to in this summary as performance compensation awards). These performance compensation awards will be conditioned on the achievement by the Company or its affiliates, divisions or operational units, or any combination of the foregoing, of objectively determinable performance goals, based on one or more performance measures over a specified performance period. The performance measures may be used on an absolute or relative basis, as compared to the performance of a selected group of peer companies, a published or special index or various stock market indices, each as determined in the sole discretion of the Compensation Committee.

After the end of the performance period, the Compensation Committee will determine and certify in writing the extent to which the performance goals have been achieved and the amount of the performance compensation award earned by the participant. The Compensation Committee may, in its discretion, reduce or eliminate, but may not increase, the amount of a performance compensation award otherwise payable to a participant. The Compensation Committee may not waive the achievement of performance goals applicable to these awards (except in the case of the participant’s death, disability or a change in control of the Company). Any earned portion of a performance compensation award may be paid in the form of cash, shares, or a combination of the two.

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The Compensation Committee may, to the extent permitted by law, require or allow participants to defer receipt of all or part of any cash or shares subject to their performance compensation awards in accordance with the procedures established by the Compensation Committee.

Transferability of Awards

Options, SARs, unvested restricted stock and other awards under the 2020 Incentive Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by the Compensation Committee. The Compensation Committee may permit awards other than incentive stock options and any related SARs to be transferred for no consideration. Options and other awards under the 2020 Incentive Plan may not be transferred to third parties for value or other consideration unless approved by the stockholders.

Change in Control

If within one year following a change in control, a participant’s employment or service with the Company terminates by reason of death, disability, retirement, without cause, or for good reason, all outstanding awards will vest and become immediately exercisable and payable, with all restrictions lifted. The Compensation Committee may provide in any award agreement, or, in the event of a change in control, take actions as it deems appropriate, to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such change in control of each or any outstanding award (or a portion thereof). In the event of a change in control, without any participant consent, the Compensation Committee may provide that:

(1)	With respect to all awards, it be assumed or substituted by the surviving entity;
(2)	with respect to options and SARs, for a period of at least 15 days prior to the change in control, any options or SARs be exercisable as to all shares subject to the option or SAR, and that upon the occurrence of the change in control, such option or SAR will terminate and be of no further force and effect;
(3)	with respect to awards not previously exercised or settled, it be cancelled in exchange for a payment in cash, stock or other property, in an amount equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the exercise or purchase price per share under the applicable award; and
(4)	with respect to performance compensation awards, (1) those relating to performance periods ending prior to the change in control that have been earned but not paid be immediately payable, (2) all then-in-progress performance periods for end, and either (A) the participants be deemed to have earned an award equal to their target award opportunity for the performance period in question, or (B) at the Compensation Committee’s discretion, the Compensation Committee will determine the extent to which performance criteria have been met with respect to each performance compensation award, if at all, (3) the Company pay to each participant their partial or full performance compensation award in cash, shares or other property as determined by the Compensation Committee within 30 days of the change in control based on the change in control consideration, or (4) it be terminated and canceled for no consideration.

The Compensation Committee may vary the treatment of awards among participants, and among awards granted to a participant, in exercising its discretion upon a change in control, subject to applicable laws and regulations.

Adjustments

In the event that the Compensation Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split- up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares, then the Compensation Committee will, in an equitable and proportionate manner: (1) adjust the aggregate number of shares that may be granted under the 2020 Incentive Plan, and the number of shares subject to outstanding awards, (2) adjust the grant or exercise price of any awards, and the limits on the number of shares or awards that may be granted to participants in any calendar year, (3) provide for an equivalent award in respect of securities of the successor of any merger, consolidation or other transaction or event having a similar effect, or (4) make a cash payment to participants in respect of an outstanding award.

Amendment and Termination

The Board of Directors may amend, alter, suspend or terminate the 2020 Incentive Plan. However, no amendment, alteration, suspension or termination of the 2020 Incentive Plan may be made without the approval of the Company’s stockholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules.

The Compensation Committee may unilaterally amend or alter the terms of any outstanding award, but no amendment may be inconsistent with the terms of the 2020 Incentive Plan and no amendment or alteration of an award may materially impair the previously accrued rights of the participant to whom the award was granted without the participant’s consent, except any amendment to comply with applicable law, tax rules, stock exchange rules or accounting rules. The Compensation Committee may make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company and any of its subsidiaries or affiliates, or the financial statements of the Company or any of its subsidiaries or affiliates, or the changes in applicable laws, regulations or accounting principles.

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Duration of 2020 Incentive Plan

If the 2020 Incentive Plan is approved by our stockholders, the 2020 Incentive Plan will become effective as of the date of the annual meeting and will continue in effect until all shares of our common stock available under the 2020 Incentive Plan are delivered and all restrictions on those shares have lapsed, unless the 2020 Incentive Plan is terminated earlier by the Board of Directors. No awards may be granted under the 2020 Incentive Plan on or after the 10th anniversary of the date the 2020 Incentive Plan is approved by our stockholders.

Recoupment of Awards

All awards granted and any payments made under the 2020 Incentive Plan will be subject to clawback or recoupment as permitted or mandated by applicable laws, rules, regulations or Company policy as enacted, adopted or modified from time to time.

Non-United States Participants

The Compensation Committee may grant awards to, and establish modifications, amendments, procedures and subplans for, eligible individuals who are non-United States nationals, reside outside the United States, are compensated from a payroll maintained outside the United States, or are subject to non-United States legal or regulatory provisions, on terms and conditions different from those otherwise specified in the 2020 Incentive Plan to foster and promote achievement of the plan’s purposes and comply with those non-United States legal or regulatory provisions.

Tax Withholding Obligations

The 2020 Incentive Plan authorizes us and our affiliates to withhold all applicable taxes from any award or payment under the 2020 Incentive Plan and to take other actions necessary or appropriate to satisfy those tax obligations. Subject to applicable law, a participant may (unless disallowed by the Compensation Committee) elect to satisfy these tax obligations by: (1) electing to have the Company withhold shares otherwise deliverable under the award or (2) tendering shares of our common stock that the participant already owns and either purchased in the open market or has held for at least 6 months, in each case based on the fair market value of those shares on a date determined by the Compensation Committee.

Certain Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to the Company and plan participants in connection with awards under the 2020 Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. References to “the Company” in this summary of tax consequences mean JetBlue Airways Corporation, or any affiliate of JetBlue Airways Corporation that employs or receives the services of a recipient of an award under the 2020 Incentive Plan, as the case may be.

The grant of options under the 2020 Incentive Plan will not result in taxable income to the recipient of the options or an income tax deduction for the Company. However, the transfer of our common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for the Company depending upon whether such option is a nonqualified stock option or an incentive stock option.

The exercise of a nonqualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in an amount equal to the fair market value of the shares of our common stock purchased, on the date of such exercise, exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an crewmember of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

The grant of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives (before applicable tax withholdings) and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and deductible by the Company.

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A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally, the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on the award date. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company’s taxable year in which that participant recognizes that ordinary income.

The grant of restricted stock units or deferred stock units does not result in taxable income to the recipient or a tax deduction for the Company. The amount of cash paid (before applicable tax withholdings) or the then-current fair market value of the common stock received upon settlement of the restricted stock units or deferred stock units is taxable to the recipient as ordinary income and deductible by the Company.

The grant of a cash-based award, other stock-based award or dividend equivalent right generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of a cash-based award, other stock-based award or dividend equivalent right should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then- current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company.

If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards, described above. If any other stock-based award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

The 2020 Incentive Plan allows the Compensation Committee discretion to award restricted stock, restricted stock units, deferred stock units, cash-based awards and other stock-based awards in the form of performance compensation awards that are intended to be qualified performance-based compensation.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2020 Incentive Plan in connection with a “change of control” of us might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

New Plan Benefits

As of March 19, 2020, there were approximately eleven non-employee directors and approximately 1200 crewmembers who would be eligible to receive awards under the 2020 Incentive Plan. No awards will be granted under the 2020 Incentive Plan unless the plan is approved by our stockholders. Because it will be within the Compensation Committee’s discretion to determine which non-employee directors and crewmembers will receive awards under the 2020 Incentive Plan and the types and amounts of those awards, it is not possible at present to specify the benefits that would be received under the 2020 Incentive Plan by non-employee directors and crewmembers if the 2020 Incentive Plan is approved by the stockholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the 2020 Incentive Plan had been in effect cannot be determined.

The table below provides information relating to our equity compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance as of December 31, 2019, as adjusted for stock splits:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	3,060,375	$17.60	15,191,355
Equity compensation plans not approved by security holders	–	–	–
TOTAL	3,060,375	$17.60	15,191,355

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE JETBLUE AIRWAYS CORPORATION 2020 INCENTIVE COMPENSATION PLAN.

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MANAGEMENT PROPOSAL 4

TO APPROVE THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN

We currently allow our eligible crewmembers and the eligible crewmembers of our participating affiliates to purchase shares of our common stock under the 2011 JetBlue Airways Corporation Crewmember Stock Purchase Plan, which we refer to as the 2011 Stock Purchase Plan. As of March 19, 2020, there were 5,121,961 shares of our common stock remaining available for purchase under the 2011 Stock Purchase Plan. By its terms, the 2011 Stock Purchase Plan expires on the last business day of April 2021. Consistent with good governance practices, we are seeking approval now for the expiring plan.

We believe that encouraging additional JetBlue stock ownership by our crewmembers has been and continues to be an effective method of further aligning the interests of our crewmembers and stockholders. We intend to continue to encourage crewmember stock ownership by adopting the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan, which we refer to as the 2020 Stock Purchase Plan, subject to the approval of our stockholders. The 2020 Stock Purchase Plan is being submitted for stockholder approval in order to ensure that the Section 423 Component of the 2020 Stock Purchase Plan (as described below) meets the requirements of Section 423 of the Code. The 2020 Stock Purchase Plan will become effective on the date it is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in the tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal. If our stockholders approve the 2020 Stock Purchase Plan, no additional grants will be made under the 2011 Stock Purchase Plan on or after the date of the annual meeting, but any purchase rights outstanding under the 2011 Stock Purchase Plan will remain in effect in accordance with their terms. If our stockholders do not approve the 2020 Stock Purchase Plan within 12 months of the date the Board of Directors approves the 2020 Stock Purchase Plan, the 2020 Stock Purchase Plan will terminate, will no longer be effective, and all outstanding purchase rights granted under the then-current offering period will terminate and we will refund any participant contributions.

Description of the 2020 Stock Purchase Plan

The principal features of the 2020 Stock Purchase Plan are summarized below. We encourage you to read the entire proposed 2020 Stock Purchase Plan, which is attached as Appendix C to this Proxy Statement, for the full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the 2020 Stock Purchase Plan, the provisions of the 2020 Stock Purchase Plan will govern.

Eligibility

The 2020 Stock Purchase Plan is a broad-based plan that offers all of our crewmembers and the crewmembers of our participating subsidiaries the opportunity to buy shares of our common stock at a 15% discount from the prevailing fair market value. The 2020 Stock Purchase Plan is designed with two components in order to give the Company increased flexibility in the granting of purchase rights to U.S. and to non-U.S. crewmembers. Specifically, the 2020 Stock Purchase Plan authorizes the grant of options that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Internal Revenue Code (the “Section 423 Component”). To facilitate participation for employees located outside the U.S. in light of non-U.S. law and other considerations, the 2020 Stock Purchase Plan also provides for the grant of options that are not intended to be tax-qualified under Section 423 of the Internal Revenue Code (the “Non-Section 423 Component”). The plan administrator will designate offerings made under the two components and, except as otherwise noted below or provided in the 2020 Stock Purchase Plan, the Section 423 Component and the Non-Section 423 Component will generally be operated and administered in the same way. Each individual who is an eligible crewmember on the start date of an offering period may enter that offering period on such start date. An eligible crewmember may participate in only one offering period at a time.

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Shares Authorized for Issuance

The 2020 Stock Purchase Plan authorizes the issuance of 17,530,985 shares of our common stock, which would represent approximately 6.5% of our outstanding common stock on March 19, 2020. The authorized shares may be issued under the Section 423 Component or the Non-Section 423 Component. The shares to be issued under the 2020 Stock Purchase Plan may be authorized but unissued shares or may be reacquired shares, including shares of common stock purchased on the open market. Upon the occurrence of certain events that affect our capitalization, appropriate adjustments will be made to the number and class of securities that may be issued under the 2020 Stock Purchase Plan in the future and to the number and class of securities and price per share under all outstanding stock purchase rights granted before the event. We are seeking the number of common shares identified here due both our Company’s high degree of CSPP crewmember participation (52.8% at December 2019) and the significant volatility our stock (and others) have experience due to the Covid-19 pandemic.

Administration

The 2020 Stock Purchase Plan generally will be administered by a committee (called the “Plan Administrator”) of two or more members of the Board of Directors appointed by the Board of Directors to administer the 2020 Stock Purchase Plan. All decisions of the Plan Administrator will be final, binding and conclusive on all parties having an interest in the 2020 Stock Purchase Plan. Subject to limitations of applicable laws or rules, the Plan Administrator may delegate its administrative responsibilities and powers under the 2020 Stock Purchase Plan to any of our crewmembers or group of crewmembers. We currently expect that the members of the committee that will act as the Plan Administrator will be: Virginia Gambale, Teri McClure, Sarah Robb O’Hagan and Thomas Winkelmann. The Plan Administrator may designate separate offerings under the 2020 Stock Purchase Plan, the terms of which need not be identical, in which eligible crewmembers of one or more participating subsidiaries will participate, even if the dates of the applicable offering periods in each such offering are identical, provided that the terms of participation are the same within each separate offering as determined under Section 423 of the Code. The Plan Administrator may also adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the 2020 Stock Purchase Plan to facilitate participation in the 2020 Stock Purchase Plan by crewmembers who are foreign nationals or employed outside the U.S. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component. The provisions of the 2020 Stock Purchase Plan will govern any sub-plan unless superseded by the terms of such sub-plan.

Purchase Price for the Shares

Under the 2020 Stock Purchase Plan, participating crewmembers are granted rights to purchase shares of common stock at a price equal to 85% of the stock’s fair market value on the purchase date (unless and until such percentage is changed by the Plan Administrator prior to the commencement of the enrollment process for the applicable purchase interval). The 2020 Stock Purchase Plan generally defines “fair market value” as the closing price reported for our common stock on the Nasdaq Global Select Market on the immediately preceding trading day for which fair market value is being determined. On March 19, 2020, the closing price of our common stock on the Nasdaq Global Select Market was $7.60.

Contributions

An eligible crewmember may elect to participate in an offering period under the 2020 Stock Purchase Plan by authorizing after- tax payroll deductions from gross wages on or before the start date of such offering period or such other payments as may be permitted. Offering periods commence at semi-annual intervals on the first trading day of May and November each year, and have a maximum duration of 6 months unless otherwise determined by the Plan Administrator prior to the start of such offer period (but in no event may an offering period exceed 24 months). Crewmembers may generally authorize contributions in multiples of 1%, up to a maximum of 10%, of gross wages to purchase shares under the 2020 Stock Purchase Plan. Contributions will be credited to the participant’s book account during each offering period. These accounts will not bear interest. A participant may, at any time during the offering period, reduce the rate of contributions, but no more than once per purchase interval. A participant may also, prior to the commencement of any new purchase interval within the offering period, increase the rate of contributions (up to the maximum 10%) for such new purchase interval. Additionally, a crewmember may withdraw from an offering period by (1) giving notice at any time 10 days prior to the commencement of the next offering period or (2) electing a 0% deduction to be administratively withdrawn from the 2020 Stock Purchase Plan. Any contribution collected from the crewmember during the purchase interval in which a withdrawal occurs will be refunded as soon as administratively possible, or, at the crewmember’s election, be held for the purchase of shares on the next purchase date. A participant’s withdrawal from a particular offering period is irrevocable, and the participant may not subsequently rejoin that offering period. Additionally, the Board of Directors may at any time terminate an offering period, in which case the participants’ outstanding contributions will be promptly refunded.

Purchase of Shares

On the start date of each offering period in which a participant is enrolled, the participant will be granted a separate purchase right for such offering period. The purchase right will provide the participant with the right to purchase shares under the 2020 Stock Purchase Plan on the last trading day of a 6-month purchase interval, which we refer to as the “purchase date.” Purchase intervals run from the first trading day in May to the last trading day in October each year, and from the first trading day in November each year to the last trading day in April in the following year. Each purchase right will be automatically exercised on each successive purchase date within the offering period, and the purchase will be effected by applying the participant’s contribution collected during the purchase interval to the purchase of the maximum number of whole shares of common stock that can be purchased with such contribution. However, a participant may not purchase

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more than 4,000 shares on any one purchase date. Further, no crewmember may purchase more than $25,000 of common stock (using the fair market value of the common stock on the date the purchase rights are granted) under the 2020 Stock Purchase Plan (and any other crewmember stock purchase plan of the Company or an affiliate) per calendar year. Any contribution not applied to the purchase of shares on any purchase date because (1) they are not sufficient to purchase a whole share of common stock or (2) they exceed the accrual limitation that precludes the participants from purchasing additional shares will be refunded as soon as administratively possible. However, any contribution under the 2020 Stock Purchase Plan not applied to the purchase of common stock by reason of the limitation on the maximum number of shares purchasable per participant or in total by all participants on the purchase date or any other reason will be promptly refunded.

Termination of Employment

Generally, if a participant’s employment terminates for any reason (including death, disability or change in status), his or her right to purchase shares of common stock during the current offering period will immediately terminate and all of his or her contributions for the purchase interval in which the purchase right so terminates will be immediately refunded. However, if a participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the participant will have the right, exercisable up until 10 days before the next purchase date, to withdraw all the contributions collected to date on his or her behalf for that purchase interval. Should the participant not exercise this right, such funds shall be held for the purchase of shares on his or her behalf on the next scheduled purchase date. Contributions shall continue with respect to any gross wages received by a participant while he or she is on an unpaid leave of absence, unless the participant elects to withdraw from the offering period. Upon the participant’s return to active service (x) within 3 months following the commencement of such leave or (y) prior to the expiration of any longer period for which such participant has reemployment rights provided by statute or contract, his or her contributions under the 2020 Stock Purchase Plan will automatically resume at the rate in effect at the time the leave began, unless the participant withdraws from the 2020 Stock Purchase Plan prior to his or her return. If such period of a participant’s leave of absence exceeds the applicable time period described in clauses (x) and (y) described above, then the Plan Administrator may at any time prior to the next purchase date cause such participant’s outstanding purchase rights to terminate and all of the participant’s contributions for the purchase interval in which such purchase rights so terminate to be immediately refunded. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period described above must re-enroll in the 2020 Stock Purchase Plan as a new participant.

If a participant transfers employment from the Company or any participating subsidiary for the Section 423 Component to a participating subsidiary for the Non-Section 423 Component, he or she will immediately cease to participate in the Section 423 Component. However, any contributions made for the offering period in which such transfer occurs will be transferred to the Non- Section 423 Component, and such participant will immediately join the then-current offering under the Non-Section 423 Component upon the same terms and conditions in effect for his or her participation in the 2020 Stock Purchase Plan. A participant who transfers employment from a participating subsidiary in the Non-Section 423 Component to the Company or any participating subsidiary in the Section 423 Component will remain a participant in the Non-Section 423 Component until the earlier of (1) the end of the then-current offering period under the Non-Section 423 Component, or (2) the first trading day of the first offering period in which he or she participates following such transfer. The Plan Administrator may establish different rules to govern transfers of employment between subsidiaries participating in the Section 423 Component and the Non-Section 423 Component, consistent with the applicable requirements of Section 423 of the Code.

Change in Control

If a change in control of the Company (as defined in the 2020 Stock Purchase Plan) occurs, each outstanding purchase right will automatically be exercised immediately prior to the effective date of such change in control. The purchase price applicable for the purchase interval in which such change in control occurs will be equal to 85% of the fair market value per share of our common stock immediately prior to the effective date of such change in control. However, participants will, following the receipt of notice from us of a change in control, have the right to terminate their outstanding purchase rights prior to the effective date of such change in control. Further, the Plan Administrator may terminate any outstanding purchase rights prior the effective date of a change in control, in which case all payroll deductions for the purchase interval in which such contributions are terminated will be promptly refunded.

Amendment and Termination of the 2020 Stock Purchase Plan

The Board of Directors may terminate, suspend or amend the 2020 Stock Purchase Plan at any time, generally to become effective immediately following the close of any purchase interval. Stockholder approval is required for any amendment that would (a) increase the number of shares available for issuance under the 2020 Stock Purchase Plan, (b) change the purchase price formula so as to reduce the purchase price payable for shares purchasable under the 2020 Stock Purchase Plan, (c) change the eligibility requirements for participation in the 2020 Stock Purchase Plan, or (d) otherwise require stockholder approval under any relevant law, regulation or rule. Unless sooner terminated by the Board of Directors, the 2020 Stock Purchase Plan will terminate upon the earliest of (1) May 30, 2030, (2) the date on which all shares available for issuance under the 2020 Stock Purchase Plan has been sold pursuant to purchase rights exercised under the 2020 Stock Purchase Plan, or (3) the date on which all purchase rights are exercised in connection with a change in control of the Company.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal

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Revenue Code, as in effect on the date of this summary, applicable to the Company and crewmembers in connection with participation and purchase of shares of common stock under the 2020 Stock Purchase Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes. This summary is also not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Tax consequences are subject to change, and a taxpayer’s particular situation may be such that some variation in application of the described rules is applicable.

Accordingly, participants are advised to consult their own tax advisors with respect to the tax consequences of participating in the 2020 Stock Purchase Plan.

As described above, the 2020 Stock Purchase Plan has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a U.S. taxpayer will depend on whether he or she participates in the Section 423 Component or the Non- Section 423 Component.

Tax Consequences to U.S. Participants in the Section 423 Component

The right of participants to make purchases under the Section 423 Component are intended to qualify under the provisions of Section 423 of the Code. Upon the grant of a common stock purchase right under the Section 423 Component, there will not be any U.S. federal income consequences to either the crewmember or the Company or any of its affiliates. The purchase of common stock under the 2020 Stock Purchase Plan also will not have any immediate U.S. federal income tax consequences to the crewmember. Any determination of U.S. federal income tax consequences will depend on whether the shares purchased are disposed of after the expiration of (1) one year after the date those shares are transferred to the crewmember and (2) two years after the date of grant of the common stock purchase right (referred to below as the “holding periods”). If the holding periods are met, or if the participant dies while holding the shares, the participant will recognize ordinary income with respect to a portion of the value from the disposition. The portion that will recognize ordinary income is the lesser of (1) the excess of the fair market value of the shares at the time of the disposition or death over the total purchase price of the shares or (2) 15% of the fair market value of the shares of common stock on the first day of the offering period, disposition or death over the total purchase price of the shares. Any additional gain will be treated as long-term capital gain. If the holding period of these shares meet or exceed the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participant will recognize a long-term capital loss for the difference between the sale price and the purchase price. Neither the Company nor any affiliate employing the participant will be entitled to any U.S. federal income tax deduction with respect to the amount treated as long-term capital gain or as ordinary income as a result of the rules described above for shares disposed of after expiration of the holding periods. If the shares are disposed of prior to the expiration of the holding periods (a “disqualifying disposition”), generally the participant will recognize ordinary income on the excess of the fair market value of those shares on the purchase date over the aggregate purchase price and the Company will be entitled to a U.S. federal tax deduction in a like amount.

Tax Consequences to U.S. Participants in the Non-Section 423 Component

A U.S. participant in the Non-Section 423 Component will recognize ordinary income on the value of the common stock on the purchase date less the purchase price. Upon a sale or disposition of the common stock the participant purchased under the Non-Section 423 Component of the 2020 Stock Purchase Plan, the participant also will have a capital gain or loss on the difference between the sales proceeds and the value of the common stock on the purchase date. This capital gain or loss will be long-term if the participant held the common stock for more than one year and short-term if the participant held the common stock for less than one year.

Any ordinary income that a participant receives upon the purchase of shares of common stock under the Non-Section 423 Component of the 2020 Stock Purchase Plan is subject to withholding for income, Medicare and social security taxes, as applicable. In addition, this income is required to be reported as ordinary income to the participant on the participant’s annual Form W-2, and the participant is responsible for ensuring that this income is reported on his or her individual income tax return. With respect to U.S. participants, we are entitled to a U.S. federal tax deduction for amounts taxed as ordinary income for a participant who recognized ordinary income upon a purchase made under the Non-Section 423 Component.

New Plan Benefits

As of March 19, 2020, there were approximately 23,000 crewmembers who would be eligible to participate in the 2020 Stock Purchase Plan. No awards will be granted under the 2020 Stock Purchase Plan unless the plan is approved by our stockholders. The actual amount of benefits provided to executives and our other crewmembers under the 2020 Stock Purchase Plan will vary depending upon the actual purchase prices established under the 2020 Stock Purchase Plan, the fair market value of the common stock at various future dates, and the extent to which crewmembers choose to participate in the 2020 Stock Purchase Plan through future payroll contributions. Therefore, it is not possible to determine currently the total dollar amount of benefits that would be received by participants in the 2020 Stock Purchase Plan if the 2020 Stock Purchase Plan is approved by the stockholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the 2020 Stock Purchase Plan had been in effect cannot be determined.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE JETBLUE AIRWAYS CORPORATION 2020 CREWMEMBER STOCK PURCHASE PLAN.

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MANAGEMENT PROPOSAL 5

TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

What am I voting on?

■  Stockholders are being asked to ratify the appointment of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2020. Although the Audit Committee has the sole authority to appoint the Independent Auditors, as a matter of good corporate governance, the Board submits its appointment of the independent auditors to our stockholders for ratification. If the stockholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Voting recommendation:

■  FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.

The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2020. EY has served as the Company’s independent auditors since 2001.

We expect that representatives of EY will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.

Audit Committee Matters

Annual Evaluation and Appointment of Independent Auditors

In executing its responsibilities, the Audit Committee engages in an annual evaluation of EY’s qualifications, performance and independence, and considers whether continued retention of EY as the Company’s independent registered public accounting firm is in the best interest of the Company. The Audit Committee is also involved in the selection of EY’s lead engagement partner. While EY has been retained as the Company’s independent registered public accounting firm continuously since 2001, in accordance with SEC rules and EY’s policies, the firm’s lead engagement partner rotates every five years. In assessing EY’s qualifications, performance and independence in 2019, the Audit Committee considered, among other things:

■	EY’s global capabilities;
■	EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting enhance audit quality;
■	EY’s capability, expertise and efficiency in handling the breadth and complexity of the Company’s global operations, including of the lead audit partner and other key engagement partners;
■	the quality and candor of EY’s communications with the Audit Committee and management;
■	EY’s independence policies and its processes for maintaining its independence;
■	the quality and efficiency of the services provided by EY, including input from management on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
■	external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on EY and its peer firms;
■	the appropriateness of EY’s fees, including those related to non-audit services;
■	EY’s tenure as the Company’s independent auditor and its depth of understanding of the Company’s global business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;

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■	an analysis of EY’s known legal risks and significant proceedings that may impair its ability to perform the Company’s annual audit;
■	EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
■	any material issues raised by the most recent internal quality control review, or peer review; and
■	the advisability and potential impact of selecting a different independent public accounting firm.

Benefits of Longer Tenure	Independence Controls

Enhanced audit quality – We believe EY’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices and internal control over financial reporting enhance audit quality.

Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

Avoid costs associated with new auditor – We believe bringing on new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.

Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new lead assurance engagement partner in connection with the mandated rotation of that position. A new lead engagement partner was appointed commencing with the 2019 audit.

Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the engagement partners, consistent with independence requirements. A new lead assurance engagement partner was appointed in 2018.

Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board determined that retaining EY to serve as independent auditors for the fiscal year ending December 31, 2020 is in the best interests of the Company and its stockholders. While the Audit Committee is responsible for the appointment, compensation, retention and oversight of EY as our independent registered public accounting firm, the Board of Directors is submitting the selection of EY to the stockholders for ratification.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2020. If the appointment of EY is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment of EY is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests.

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Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2019 and 2018, respectively, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2019	2018
Audit fees(1)	$2,300,000	$2,099,000
Audit-related fees(2)	$50,000	$193,000
Tax fees(3)	$174,000	$553,000
All other fees(4)	$–	$20,000
TOTAL	$2,524,000	$2,865,000

(1)	Includes fees related to: (a) the integrated audit of our consolidated financial statements and internal control over financial reporting; (b) the review of the interim consolidated financial statements included in quarterly reports; (c) services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation; (d) consultations concerning financial accounting and reporting standards and (e) services related to IT system changes affecting the financial systems such as upgrades and data center migrations impacting the 2019 audit.
(2)	Audit-related services principally include fees for audit and attest services that are not required by statute or regulation and also include consultations related to the adoption of new accounting standards such as ASC 326, Financial Instruments—Credit Losses and ASC 842, Leases in 2019 and 2018, respectively.
(3)	Includes fees for tax services, including tax compliance, tax advice and tax planning.
(4)	All other fees include various non-audit services, principally risk assessment advisory services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee.

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

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AUDIT COMMITTEE REPORT

The Audit Committee of the JetBlue Board of Directors is comprised of seven non-employee directors, each of whom, in the Board’s business judgment, is independent within the meaning of the applicable rules and regulations of the SEC and Nasdaq. The Audit Committee operates under a written charter adopted by the Board. As described more fully in its charter, the Audit Committee oversees on behalf of the Board of Directors the Company’s accounting, auditing and financial reporting processes. The Committee has the resources and authority it deems appropriate to discharge its responsibilities.

Management has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures and establishing, maintaining and evaluating internal control over financial reporting. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2019 with Ernst & Young in private without members of management present.

In this context, the Audit Committee has reviewed and discussed with management and its independent registered public accounting firm the Company’s audited consolidated financial statements and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s audit of internal control over financial reporting. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with the Company’s independent registered public accounting firm matters required to be discussed by applicable Public Company Accounting Oversight Board (PCAOB) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Ernst & Young also provided to the Audit Committee the written disclosures and letter regarding their independence required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Ernst & Young their independence from the Company and its management, and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The Company also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year. The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the review and discussions referred to above, and in the exercise of its business judgment, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC. In addition, the Audit Committee has selected, and the Board has ratified, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter to the extent it deems necessary to react to changing conditions and circumstances.

Audit Committee of JetBlue

Peter Boneparth, Chair

B. Ben Baldanza

Virginia Gambale

Ellen Jewett

Teri McClure

Sarah Robb O’Hagan

Vivek Sharma

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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MANAGEMENT PROPOSAL 6

TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO REQUEST THAT THE COMPANY CALL A SPECIAL MEETING

The Board recommends that the Company’s stockholders approve and adopt an amendment to Article VII of the Company’s Amended and Restated Certificate of Incorporation to provide stockholders who comply with the requirements of the Company’s Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws with the right to request that the Company call a special meeting of stockholders (the “Special Meeting Amendment”). Our Board has recommended that stockholders vote in favor of the Special Meeting Amendment and has approved corresponding changes to our Amended and Restated Bylaws which outline the notice, information and other requirements related to the right to call a special meeting (the “Special Meeting Bylaw Amendments”) that will become effective upon the effectiveness of the Special Meeting Amendment.

The text of the Special Meeting Amendment is contained in Appendix E. The Board has also approved, subject to the effectiveness of the Special Meeting Amendment, corresponding Special Meeting Bylaw Amendments. The proposed Bylaw Amendments are contained in Appendix B. Stockholders should review both Appendices E and B, together with the Company’s existing Amended and Restated Certificate of Incorporation, which is included as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC.

The Board believes that permitting stockholders who have held at least a 20% voting power in our outstanding Common Stock to request that the Company call a special meeting of stockholders is in the best interests of our stockholders. The Governance and Nominating Committee of the Board, which is composed entirely of independent directors, regularly considers and evaluates a broad range of corporate governance issues affecting the Company and has recommended the Amendments to the Board.

The Board and the Governance and Nominating Committee have carefully considered the implications of the Special Meeting Amendment and the Special Meeting Bylaw Amendments to allow stockholders to request that the Company call a special meeting of stockholders. The ability of stockholders to call special meetings is increasingly considered by some investors to be an important aspect of good corporate governance. The Board is strongly committed to good corporate governance and supports the practice of permitting stockholders to request that the Company call special meetings, provided that the request is made by stockholders owning (in an economic sense) a significant percentage of the shares of the Company. Organizing and preparing for a special meeting involves a significant commitment of management time and attention that may disrupt focus on other corporate priorities, and imposes substantial legal, administrative and distribution costs on the Company. The Board believes that a special meeting of stockholders should only be held in special or extraordinary circumstances, dictated by fiduciary, strategic, significant transactional or similar considerations that should be addressed immediately and not delayed until the next annual meeting and that are of interest to a broad base of stockholders. The Board believes that establishing a 20% ownership threshold to request that the Company call a special meeting strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests which may not be shared by the majority of the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business. Likewise, the Board believes that only stockholders with a true economic and non-transitory interest in the Company should be entitled to utilize the special meeting mechanism and, after reviewing a number of factors, has determined that a threshold of 20% is appropriate.

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The Board also considered that the power to call a special meeting of stockholders has historically been a tool for acquirers in the hostile merger and acquisition context. Potential acquirers seeking to take over the Company for an inadequate price could threaten to call a a special meeting of stockholders to replace members of the Board to increase their negotiating leverage or to avoid negotiating at all with the Board, which has the legal duty to protect the interests of all stockholders.

Additionally, the Company has an established process by which stockholders may communicate directly with the Board of Directors throughout the year on any topics of interest to stockholders. The Board and the Company will continue to maintain existing governance mechanisms that afford management and the Board the ability to respond to the concerns of all stockholders regardless of the level of share ownership.

In light of these considerations, establishing a 20% threshold for the right of stockholders to request that the Company call a special meeting provides stockholders with a meaningful ability to request that the Company call a special meeting while helping protect the long-term interests of the Company and its stockholders. The Board believes that an ownership threshold of 20% is appropriate based on the Company’s current size and stockholder composition, as it would provide the Company’s stockholders with a meaningful right to request a special meeting, while mitigating the risk that corporate resources are wasted to serve the narrow self-interests of a few minority stockholders. In addition, a 20% special meeting ownership threshold is in line with current market practice.

The proposed right of stockholders to request that the Company call special meetings is also subject to the notice, information and other requirements and limitations set forth in the amendments to the Company’s Amended and Restated Bylaws. If a requesting stockholder does not comply with the requirements and conditions provided in the Bylaws, a special meeting request by that stockholder will be invalid. Likewise requests to call a special meeting to vote on matters recently voted on by stockholders or that will considered by stockholders imminently at an upcoming meeting of stockholders will not be permitted. The Board believes that the requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting.

This description of the proposed Special Meeting Amendment and the Special Meeting Bylaw Amendments is a summary and is qualified by and subject to the full text of the Special Meeting Amendment and the Special Meeting Bylaw Amendments, which are attached to this proxy statement as Appendices E and B, respectively. Additions of text are indicated by underlining, and deletions of text are indicated by strike-outs.

Approval and adoption of the proposed Amendments require the affirmative vote of the holders of at least a majority in voting power of the stock entitled to vote on the subject matter. If the Amendment is approved and adopted by our stockholders, the Company will file a certificate of amendment setting forth the Special Meeting Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing. Effective upon the effectiveness of the Special Meeting Amendment, the Special Meeting Bylaw Amendments will become effective. If the Special Meeting Amendment is not approved and adopted by the stockholders, stockholders will not be permitted to request that the Company call a special meeting of stockholders and the related Special Meeting Bylaw Amendments will not become effective.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO REQUEST THAT THE COMPANY CALL A SPECIAL MEETING OF STOCKHOLDERS, WHICH IS DESIGNATED AS PROPOSAL NO. 6.

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MANAGEMENT PROPOSAL 7

TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE STOCKHOLDERS WITH THE RIGHT TO ACT BY WRITTEN CONSENT

The Board is submitting for stockholder approval and adoption a proposal to amend Article VII of our Amended and Restated Certificate of Incorporation to allow stockholders who comply with the requirements set forth in our Amended and Restated Certificate of Incorporation to take certain actions they could take at a meeting of stockholders by written consent (the “Written Consent Amendment”). Our Board has recommended that stockholders vote in favor of the Written Consent Amendment, and has approved conforming changes to our Amended and Restated Bylaws (the “Consent Bylaw Amendments”) that will become effective upon the effectiveness of the Written Consent Amendment.

The text of the Written Consent Amendment is contained in Appendix B. The Board has also approved, subject to the effectiveness of the Written Consent Amendment, the Written Consent Bylaw Amendments. The proposed Written Consent Bylaw Amendments are contained in Appendix B. Stockholders should review both Appendices B and E, together with the Company’s existing Amended and Restated Certificate of Incorporation, which is included as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC.

At our 2019 annual meeting, we received a stockholder proposal requesting that the Board take the necessary steps to allow stockholders to act by written consent. The stockholder proposal was approved by more than 50% of the shares present and entitled to vote on the proposal, which constituted approximately 48.4% of our shares outstanding.

We seek out and highly value the perspectives of our stockholders and have a strong record of responsiveness to stockholder concerns. Consistent with these practices, as part of our ongoing engagement efforts and in response to the vote, following the 2019 annual meeting, we conducted stockholder outreach and sought their input on the desirability of a stockholder right to act by written consent. Many of these stockholders expressed the view that the Company should be responsive to the majority-supported proposal and, therefore, should provide stockholders with the right to act by written consent.

After careful consideration of the feedback we heard from our stockholders, the Board is proposing the Written Consent Amendment to permit stockholders who comply with certain procedural and other requirements to act by written consent. The Board believes the procedural and other requirements included in the Written Consent amendments are necessary to protect the Company and its stockholders against potential risks associated with permitting stockholders to act by written consent and therefor are in the best interests of the Company and its stockholders:

■	To reduce the risk that a small group of short-term, special interest or self-interested stockholders initiate actions that are not in the best interests of the Company or its stockholders and to reduce the financial and administrative burdens on the Company, the proposed Written Consent Amendment requires that holders of at least 25% of outstanding shares of the Company’s stock request that the Board set a record date to determine the stockholders entitled to act by written consent. The Board believes the 25% threshold strikes the right balance between enhancing the ability of stockholders to initiate stockholder action and limiting the risk of subjecting stockholders and the Company to numerous requests for actions by written consent that may only be relevant to particular constituencies and of imposing significant costs of both time and money on the Company. The stockholders with whom we engaged on this topic were supportive of such a threshold.

■	To provide transparency, stockholders requesting action by written consent must provide the Company with certain information and representations including, but not limited to, the applicable information and representations currently required of any Company stockholder seeking to bring a nomination or other business before a meeting of stockholders pursuant to the advance notice provisions contained in the Company’s Bylaws.

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■	To provide the Board with a reasonable timeframe to properly evaluate and respond to a stockholder request, the proposed Written Consent Amendments requires that the Board must act, with respect to a valid request, to set a record date by the later of (i) 20 days after delivery of a valid request to set a record date and (ii) 5 days after delivery by the stockholder(s) of any information requested by the Company to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written consent. The record date must be no more than 10 days after the Board action to set a record date.

■	To ensure that stockholders have sufficient time to consider the proposal, as well as to provide the Board the opportunity to present its views regarding the proposed action, delivery of executed consents cannot begin until 60 days after the delivery of a valid request to set a record date.

■	To ensure that the written consent is in compliance with applicable laws and is not duplicative, the written consent process would not be available in a limited number of circumstances, including:

–	for matters that are not a proper subject for stockholder action under applicable law,

–	if the record date request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law,

–	if the request to set a record date is delivered to the Company during the period beginning 120 days prior to the first anniversary of the date of the most recent annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) 30 calendar days after the first anniversary of the date of the immediately preceding annual meeting,

–	if an annual or special meeting of stockholders that included an item of business identical or substantially similar to the proposed action was held within 12 months before the Company received the request for a record date, or

–	if an identical or substantially similar item is included in our notice for a meeting of stockholders that has been called but not yet held.

This description of the proposed Written Consent Amendment and the Written Consent Bylaws Amendments is a summary and is qualified by and subject to the full text of such amendments, which are attached to this proxy statement as Appendices E and B, respectively. Additions of text are indicated by underlining and deletions of text are indicated by strike-outs.

An affirmative vote of the holders of a majority of the shares of common stock outstanding is required to adopt the Written Consent Amendment, which, if approved by the stockholders, will become effective upon filing of a Certificate of Amendment setting forth the Written Consent Amendment with the Delaware Secretary of State, which filing will be completed promptly after the Annual Meeting. The Written Consent Bylaw Amendments will become effective upon the effectiveness of the Written Consent Amendment. If the Written Consent Amendment is not approved and adopted by the stockholders, stockholders will not be permitted to act by written consent and the Written Consent Bylaws Amendments will not become effective.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDER TO ACT BY WRITTEN CONSENT, WHICH IS DESIGNATED AS PROPOSAL NO. 7.

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PROPOSAL 8

STOCKHOLDER PROPOSAL

The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205 Redondo Beach, CA 90278, who advises that he holds at least 200 shares of stock in the Company, intends to submit the following proposal at the Annual Meeting.

If the following proposal is properly presented at the Annual Meeting, the Board of Directors unanimously recommends a vote AGAINST the proposal.

Proposal 4 Let Shareholders Vote on Bylaw Amendments

Shareholders request that the Board of Directors take the steps necessary to adopt a bylaw that requires any amendment to the bylaws, that is approved by the board, shall be subject to a non-binding shareholder vote as soon as practicable unless such amendment is already subject to a binding vote.

The Board of Directors would have the discretion to determine whether a bylaw amendment is a housekeeping amendment and thus omit housekeeping bylaw amendments from the application of this proposal.

It is important that bylaw amendments take into consideration the impact that such amendments can have on limiting the rights of shareholders and/or reducing the the accountability of directors and managers. For example, Directors could adopt a narrowly crafted exclusive forum bylaw to suit the unique circumstances facing our directors.

A proxy advisor recently adopted a policy to vote against directors who unilaterally adopt bylaw provisions or amendments to the articles of incorporation that materially diminish shareholder rights.

The time is right to improve the governance of the company. For instance the 2019 news release on the appointment of Teri McClure to the Board of Directors was sparse on information of interest to shareholders.

The news release can give the impression that Ms. McClure left United Parcel Service under unknown circumstances and that Ms. McClure no longer has a day job. It can also give the impression that Ms. McClure has no significant director experience at a large company.

Our directors could be neutral on this proposal to obtain feedback from shareholders without interference. If our directors are opposed to this form of shareholder engagement then it would be useful for our directors to give recent examples of companies whose directors took the initiative and adopted bylaws that primarily benefitted shareholders.

Please vote yes:

Let Shareholders Vote on Bylaw Amendments - Proposal 4.

Board of Directors’ Statement in Opposition to Proposal 4

The Board recommends that you vote against the proposal to require stockholders to vote to approve bylaw amendments for the following reasons:

The Board’s ability to amend the bylaws without stockholder approval enables it to promote and protect the best interests of JetBlue and our stockholders.

Under Delaware law, a Delaware corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the board of directors. We believe that the overwhelming majority of large, publicly-traded corporations that are incorporated in Delaware confer the right to amend bylaws to the boards of directors, and JetBlue has provided its Board this power. In considering and implementing amendments to the bylaws, the Board, however, must act in a manner consistent with its fiduciary duties of care and loyalty owed to the company and our stockholders. Stockholders, however, always retain the right to amend the bylaws by stockholder action. The authority granted to the Board does not abrogate this right in any way.

Our existing governance framework serves our stockholders well. It preserves flexibility by allowing the Board to respond quickly to unforeseen contingencies and circumstances; and it does not alter or limit the right of stockholders to amend the bylaws. The flexibility provided by the Board’s ability to amend the bylaws is crucial. The Board, without this authority, would have to propose bylaw amendments at the next annual meeting of stockholders, or convene a special stockholders’ meeting, to make an amendment effective. As a result, it may be expensive, time-consuming

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and impracticable, if not impossible, to obtain the stockholder approval for a necessary amendment to the bylaws within the time frame necessary to serve the best interests of JetBlue and our stockholders.

JetBlue’s strong and independent Board of Directors effectively oversees our management and provides vigorous oversight of JetBlue’s business and affairs.

The Board of Directors is composed of independent, active and effective directors. Eleven out of our twelve directors are independent, meeting the independence requirements of the Nasdaq Global Stock Exchange and the Securities and Exchange Commission and JetBlue’s standards for director independence. Robin Hayes, our Chief Executive Officer, is the only director who is also a member of executive management. We also have an independent Chairman of our Board of Directors in Joel Peterson and an independent Vice-Chairman in Frank Sica. Together, they provide significant oversight and accountability for our stockholders.

Our corporate governance policies also help ensure that the Board of Directors is held accountable.

The Board is accountable to JetBlue’s stockholders through meaningful stockholder rights that are embedded in our governing documents. For example:

■	All directors are held accountable through annual elections;

■	Our bylaws provide stockholders a meaningful proxy access right, which allows stockholders to propose nominees to be considered for election to the Board at the next Annual Meeting of Stockholders;

■	We have a robust stockholder engagement program that encourages our stockholders to express their views to us at any time;

■	Our bylaws require that we use a majority-voting standard in uncontested director elections and include a resignation requirement for directors who fail to receive the required majority vote;

■	All supermajority stockholder voting requirements in our certificate of incorporation and bylaws have been eliminated;

■	Stockholders will have the right to act by written consent, if the proposal is approved by the stockholders; and

■	Stockholders are allowed to call a special stockholders’ meeting, subject to the conditions set forth in our bylaws.

We believe that our existing corporate governance policies provide the appropriate balance between ensuring Board accountability to stockholders and enabling the Board to effectively oversee JetBlue’s business and affairs for the long-term benefit of stockholders.

Delaware law provides our stockholders with the unfettered ability to amend our bylaws.

Under Delaware law JetBlue stockholders have the power to adopt, amend and repeal the company’s bylaws, which may not be limited by the Board. This right also extends to the ability to reverse or otherwise alter amendments specifically implemented by the Board.

Requiring all “non-housekeeping” bylaw amendments to go to a non-binding stockholder vote would impose an unnecessary administrative burden and expense on JetBlue.

JetBlue is a widely held public company. As a result, preparing for and conducting a special stockholders’ meeting in the event one was required, including the distribution of a proxy statement, would impose a significant administrative burden and expense on the company with limited, if any, benefit to our stockholders.

In summary, we believe that our current bylaw amendment procedures, which already grant our stockholders the right to amend our bylaws, are consistent with existing best practices and continue to reflect the governance framework that best protects stockholder rights without inappropriately restricting our Board’s ability to exercise its business judgment as needs require. Adopting the proposal would result in a costly and unnecessary stockholder approval process that we believe does not protect the interests of our stockholders, especially given our Board’s commitment to strong governance practices and responsiveness to our stockholders. Accordingly, the Board believes that adoption of the stockholder proposal is not appropriate and is not in the best interests of our stockholders.

FOR THE REASONS STATED ABOVE, JETBLUE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THE PROPOSAL TO ADOPT THE RIGHT TO ACT BY WRITTEN CONSENT.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date?

The record date (the “Record Date”) for the annual meeting is March 19, 2020. On the Record Date, there were 300,946,187 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the annual meeting and any postponement(s) or adjournments thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.

What is a difference between holding shares as a holder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker-dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a bank, broker or other nominee.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record (also known as a “registered holder”). As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote via the Internet at the annual meeting. Whether or not you plan to attend the annual meeting via the Internet, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the annual meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name,” and the notice of the annual meeting is being forwarded to you by that organization, which is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. To obtain such proxy, you must make a special request to your brokerage firm, bank, broker-dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote online during the annual meeting.

How do I vote?

Registered holders may vote:

■	By Internet: go to www.proxyvote.com;
■	By telephone: call 1-800-690-6903 (toll free); or
■	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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Why did I receive a Notice in the mail regarding the Internet Availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending its Notice of the Internet Availability of proxy materials for the 2019 annual meeting of stockholders (the “Notice”) to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

How will my shares be voted at the annual meeting if I do not specify on the proxy card how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, your shares will be voted:

■	FOR the election of each of the ten director candidates nominated by the Board of Directors;
■	FOR approval, on an advisory basis, of the compensation of our named executive officers;
■	FOR approval of the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan;
■	FOR approval of the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan;
■	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
■	FOR approval of amendment of the Company’s certificate of incorporation to allow stockholders to call a special meeting;
■	FOR approval amendment of the Company’s certificate of incorporation to allow stockholders to act by written consent;
■	AGAINST approval of the shareholder proposal, if properly presented; and
■	in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof.

If you are a beneficial owner of shares and do not specify how you want your shares to be voted, your shares may not be voted by the record holder (such as your bank, broker or other nominee) and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting, except with respect to the ratification of the Company’s independent auditors. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to such record holder as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What can I do if I change my mind after I vote?

Any proxy may be revoked at any time prior to its exercise at the annual meeting. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the Internet prior to 11:59 p.m., Eastern Time, on May 13, 2020; or (iv) attending and voting via the Internet at the annual meeting. Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting online during the annual meeting.

What is a quorum?

To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the annual meeting is a majority of the outstanding common stock of the Company as of the Record Date present in person or represented by proxy. Abstentions and “broker non- votes” (which are explained under “What are broker non-votes?”) are counted as present to determine whether there is a quorum for the annual meeting.

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What are broker non-votes?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide such record holder with voting instructions on any non-routine matters brought to a vote at the annual meeting. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of appointment of our independent registered public accounting firm (Proposal No. 5), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), the advisory vote to approve the compensation of our named executive officers (Proposal No. 2), approval of the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan (Proposal No. 3), approval of the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan; (Proposal No. 4), approval of amendment of the Company’s certificate of incorporation to allow stockholders to call a special meeting (Proposal No. 6), approval of amendment of the Company’s certificate of incorporation to allow stockholders to act by written consent (Proposal No. 7) and the stockholder proposal (Proposal No. 8). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to adopt each of the proposals?

Proposal 1: Election of Directors

Directors will be elected by a majority of the votes cast at the annual meeting. If a quorum is present, a nominee for election to a position on the Board of Directors will be elected if the number of shares voted “for” that nominee exceeds 50 percent of the number of votes cast with respect to the election of that nominee. However, a director who fails to receive the required number of votes at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results. As discussed above, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on this proposal without your instructions. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.

Proposal 2: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on executive compensation. The results of this vote are not binding on the Board. In evaluating the stockholder vote on an advisory proposal, the Board will consider the voting results in their entirety. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Proposal 3: Approval of JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 4: Approval of JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

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Proposal 6: Approval of an amendment to the Company’s amended and restated Certificate of Incorporation to provide Stockholders with the right to request that the Company call a special meeting

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve and adopt the amendments to the Company’s Amended and Restated Certificate of Incorporation to provide Stockholders with the right to request the Company call a special meeting of stockholders. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 7: Approval of an amendment of the Company’s amended and restated Certificate of Incorporation to provide stockholders with the right to act by written consent

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve an amendment of the Company’s amended and restated Certificate of Incorporation to provide stockholders with the right to act by written consent. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 8: To vote on a Stockholder Proposal to Let Shareholders Vote on Bylaw Amendments

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the proposal to let shareholders vote on bylaw amendments. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

How do foreign owners vote?

To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (the “Bylaws”) restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the Record Date for the annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

Who pays for soliciting the proxies?

We pay the cost of soliciting the proxies. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for Morrow Sodali to be $7,500. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, email, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

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How can I attend the annual meeting?

The annual meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/jblu2019 and providing your control number. This number is included in the Notice or on your proxy card.

If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. If you were not a stockholder as of the Record Date, you may still listen to the annual meeting, but will not be able to ask questions or vote at the meeting.

If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). The audio broadcast of the annual meeting will be archived at www.virtualshareholdermeeting.com/jblu2020 for at least one year.

Why is this annual meeting virtual only?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and us. We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. Stockholders can submit questions ahead of the meeting through an online portal and during the meeting while attending the annual meeting online. Our virtual meeting also enables us to provide non-stockholders the opportunity to listen to our meeting.

In addition, in light of the environment surrounding the Covid-19 coronavirus, we are retaining a virtual-only format for our annual meeting.

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 286-7900. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by contacting our General Counsel, Brandon Nelson.

When will the voting results be announced?

We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2021 Annual Meeting

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than January 14, 2021 (120 days prior to May 14, 2021, the one year anniversary of the annual meeting), nor later than February 13, 2021 (90 days prior to May 14, 2021). The notice must contain the information required by our Bylaws. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules. Pursuant to Rule 14a-8, stockholder proposals intended to be included in our proxy statement and voted on at our 2021 annual meeting must be received at our offices at Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101, on or before November 30, 2020 (120 days prior to March 30, 2021, the one year anniversary of the 2020 proxy mailing).

In January 2018, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than December 15, 2020 (150 days prior to May 14, 2021, the one year anniversary of the annual meeting), nor later than January 14, 2021 (120 days prior to May 14, 2021). The notice must contain the information required by our Bylaws.

A copy of our Bylaws is available upon request to: Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

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Annual Report to Stockholders

The 2019 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2019 Annual Report to Stockholders are available at our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company’s copying costs will be charged if exhibits to the 2019 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

By Order of the Board of Directors,

Brandon Nelson

General Counsel and Corporate Secretary

______ ___, 2020

Long Island City, New York

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APPENDIX A

REGULATION G RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

Regulation G Reconciliation of non-GAAP Financial Measures

We sometimes use non-GAAP financial measures in this report. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non- GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this filing to the most directly comparable GAAP financial measures.

Operating Expense per Available Seat Mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as our subsidiaries, JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non- GAAP financial measure. During the periods presented below, special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement. We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL

		2019		2018		2017		2016	(1)		2015(1)
(in millions; per ASM data in cents)	$ per ASM		$ per ASM		$ per ASM		$ per ASM			$ per ASM
Total operating expenses	$7,294	11.43	$7,392	12.34	$6,039	10.78	$5,324	9.93		$5,200	10.56
Less:
Aircraft fuel and related taxes	1,847	2.89	1,899	3.17	1,363	2.43	1,074	2.00		1,348	2.74
Other non-airline expenses(2)	46	0.08	44	0.07	35	0.06	26	0.05		—	—
Special items	14	0.02	435	0.73	—	—	—	—		—	—
Operating expenses, excluding fuel	$5,387	8.44	$5,014	8.37	$4,641	8.29	$4,224	7.88		$3,852	7.82

(1)	Amounts prior to 2017 do not reflect the impact of the adoption of ASU 2016-02, Leases (Topic 842) of the Codification, adopted as of January 1, 2019. Refer to Note 1 to our consolidated financial statements for details.
(2)	Other non-airline expenses for 2016 includes operating expenses related to JetBlue Technology Ventures only.

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With respect to JetBlue’s CASM Ex-Fuel guidance, we are not able to provide a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors.

Reconciliation of Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items, gain on equity method investments, and impact of tax reform

Our GAAP results in the applicable periods were impacted by the following: (a) the 2017 tax reform, (b) gain on equity method investments, and (c) charges that are deemed special items. We believe the impact of these items make our results difficult to compare to prior periods as well as future periods and guidance, and, as a result, we exclude these items from the calculation of adjusted operating expense, adjusted income before taxes, adjusted net income, and adjusted earnings per share, which are non-GAAP financial measures. During the periods presented below, special items include one-time costs related to the Embraer E190 fleet transition, as well as one-time costs related to the implementation of our pilots’ collective bargaining agreement. We believe the impacts of these items distort our overall trends and that our metrics and results are more comparable with the presentation of our results excluding the impact of these items and therefore is more useful for investors.

The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS, GAIN ON EQUITY METHOD INVESTMENTS, AND IMPACT OF TAX REFORM

	Year Ended December 31,
(in millions except per share amounts)	2019	2018	2017
Total operating revenues	$8,094	$7,658	$7,012
Total operating expenses	$7,294	$7,392	$6,039
Less: Special items	14	435	–
Total operating expenses excluding special items	$7,280	$6,957	$6,039
Operating income	$800	$266	$973
Add back: Special items	14	435	–
Operating income excluding special items	$814	$701	$973
Operating margin excluding special items	10.1%	9.2%	13.9%
Income before income taxes	$768	$219	$918
Add back: Special items	14	435	–
Less: Gain on equity method investments	15	–	–
Income before income taxes excluding special items and gain on equity method investments	$767	$654	$918
Pre-tax margin excluding special items	9.5%	8.5%	13.1%
Income before income taxes excluding special items and gain on equity method investments	$767	$654	$918
Less: Income tax expense (benefit)	199	30	(222)
Less: Income tax benefit related to special items	4	108	–
Less: Income tax (expense) related to gain on equity method investments	(4)	–	–
Less: Income tax benefit related to tax reform	–	28	564
Net Income excluding special items, gain on equity method investments, and tax reform impact	$568	$488	$576

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	Year Ended December 31,
(in millions except per share amounts)	2019	2018	2017
Earnings Per Common Share:
Basic	$1.92	$0.60	$3.47
Add back: Special items, net of tax	0.04	1.05	–
Less: Gain on equity method investments, net of tax	0.04	–	–
Less: Tax reform impact	–	0.09	1.72
Basic excluding special items, gain on equity method investments, and tax reform impact	$1.92	$1.56	$1.75
Diluted	$1.91	$0.60	$3.45
Add back: Special items, net of tax	0.03	1.04	–
Less: Gain on equity method investments, net of tax	0.04	–	–
Less: Tax reform impact	–	0.09	1.71
Diluted excluding special items, gain on equity method investments, and tax reform impact	$1.90	$1.55	$1.74

Return on Invested Capital

Return on invested capital, or ROIC, is an important financial metric which we believe provides meaningful information as to how well we generate returns relative to the capital invested in our business. Our ROIC in 2019 was 9.5% compared to 8.6% in 2018, primarily due to an increase in adjusted operating income driven by cost savings realized from the execution of our Structural Cost Program and lower fuel prices. We are committed to taking appropriate actions which will allow us to produce returns greater than our cost of capital while adding capacity and continuing to grow.

We believe this non-GAAP financial measure provides a meaningful comparison of our results to the rest of the airline industry and our prior year results. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF RETURN ON INVESTED CAPITAL

	Twelve Months Ended
	December 31,
(in millions)	2019	2018
Operating Income	$800	$266
Add: Interest income	19	11
Add: Interest component of aircraft lease commitments(1)	17	22
Add: Special items(2)	14	435
Subtotal	850	734
Less: Income tax expense impact	219	186
Operating Income After Tax, Adjusted	$631	$548
Average stockholders’ equity	$4,710	$4,660
Average total debt	1,735	1,389
Average aircraft lease commitments	229	287
Invested Capital	$6,674	$6,336
Return on Invested Capital	9.5%	8.6%
(1) Interest component of aircraft lease commitments
Average aircraft lease commitments	$229	$287
Interest component of aircraft lease commitments (Imputed interest at 7.5%)	17	22
(2) During the periods presented above, special items include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement.

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Free Cash Flow

The table below reconciles cash provided by operations determined in accordance with GAAP to Free Cash Flow, a non-GAAP financial measure. We believes that Free Cash Flow is a relevant metric in measuring our financial strength and is useful in assessing our ability to fund future capital commitments and other obligations. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF FREE CASH FLOW

	Year Ended December 31,
(in millions)	2019	2018	2017	2016(1)	2015(1)(2)
Net cash provided by operating activities	$1,449	$1,200	$1,379	$1,632	$1,598
Less: Capital expenditures	(932)	(908)	(1,074)	(850)	(837)
Less: Predelivery deposits for flight equipment	(224)	(206)	(128)	(161)	(104)
Free Cash Flow	$293	$86	$177	$621	$657

(1)	Amounts prior to 2017 do not reflect the impact of the adoption of ASU 2016-02, Leases (Topic 842) of the Codification, adopted as of January 1, 2019. Refer to Note 1 to our consolidated financial statements for details.
(2)	Amounts in 2015 do not reflect the impact of the adoption of ASU 2014-09, Revenue from Contracts with Customers (Topic 606) of the Codification, adopted as of January 1, 2018.

Adjusted Debt to Capitalization Ratio

Adjusted debt to capitalization ratio is a non-GAAP financial measure which we believe is relevant in assessing the Company’s overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance lease obligations. Adjusted capitalization represents total equity plus adjusted debt. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO

	December 31,
(in millions)	2019	2018
Long-term debt and finance lease obligations	$1,990	$1,361
Current maturities of long-term debt and finance lease obligations	344	309
Operating lease liabilities - aircraft	183	256
Adjusted debt	$2,517	$1,926
Long-term debt and finance lease obligations	$1,990	$1,361
Current maturities of long-term debt and finance lease obligations	344	309
Operating lease liabilities - aircraft	183	256
Stockholders’ equity	4,799	4,685
Adjusted capitalization	$7,316	$6,611
Adjusted debt to capitalization ratio	34%	29%

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APPENDIX B

Amended and Restated Bylaws of Jetblue Airways Corporation

(AS AMENDED AND RESTATED AS OF [•], 2020)

Article I: Offices

SECTION 1

The registered office shall be in the City of Dover, County of Kent, State of Delaware.

SECTION 2

The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

Article II: Meetings of Stockholders

SECTION 1

(a)	All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
(b)	The Board of Directors may, in its sole discretion, determine that stockholder meetings shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of Delaware. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (i) participate in a meeting of stockholders; and (ii) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (x) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (y) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (z) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

SECTION 2

Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At each annual meeting, the stockholders shall elect directors to succeed those directors whose terms expire in that year and shall transact such other business as may properly be brought before the meeting.

SECTION 3

Unless otherwise provided by law, and except as to any stockholder duly waiving notice, the notice of any meeting shall be given personally or by mail or by electronic transmission in the manner provided by law to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation. Whenever stockholders are required or permitted to take any action at a meeting, unless notice is waived in writing or by electronic transmission by all stockholders entitled to vote at the meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting; the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose for which the meeting is called.

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When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If, however, the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 4

The officer who has charge of the stock ledger of the corporation shall prepare and make available, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

SECTION 5

(a)	~~Special meetings of the stockholders, for any purpose or purposes, unless~~Unless otherwise prescribed by statute or by the certificate of incorporation, and subject to paragraph (b) of this Section 5, special meetings of the stockholders for any purpose or purposes may only be called by the ~~Chairman of the Board, the Vice Chairman of the~~ Board or the ~~Chief Executive Officer~~ chief executive officer.
(b)	Subject to the provisions of this Section 5 and any other applicable provisions of these Bylaws, a special meeting of stockholders shall be called by the Secretary at the written request or requests (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”) of holders of record (i) representing at least twenty percent (20%) of the voting power of the outstanding shares of capital stock of the corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (the “Special Meeting Requisite Percentage”) and (ii) that have complied in full with the requirements set forth in this Section 5. A Special Meeting Request to the Secretary shall be signed and dated by each stockholder of record (or a duly authorized agent of such stockholder)requesting the special meeting who are entitled to cast not less than the Special Meeting Requisite Percentage (each, a “Requesting Stockholder”), and shall include (i) a statement of the specific purpose or purposes of the special meeting, (ii) information regarding any material interest in such business of the stockholders requesting the special meeting and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made, (iii) the information required by paragraph (c) of Section 11 of this Article II as to the nominations of persons for election to the Board of Directors or the other business proposed to be conducted, as applicable, and as to the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made; provided that for purposes of this Section 5, (A) the term “Proposing Person” shall be substituted with the words “Requesting Stockholder(s) and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made” and (B) the term “annual meeting” shall be substituted with the term “special meeting,” in each case, in all places it appears in Section 11 of this Article II, (iv) and an acknowledgement by the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made that a disposition of shares of the corporation’s capital stock owned of record or beneficially as of the date on which the Special Meeting Request in respect of such shares is delivered to the Secretary that is made at any time prior to the special meeting shall constitute a revocation of such Special Meeting Request with respect to such disposed shares, and (d) documentary evidence that the Requesting Stockholders own the Special Meeting Requisite Percentage as of the date on which such Special Meeting Request is delivered to the Secretary; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Special Meeting Requisite Percentage, then, to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within ten (10) business days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially own the Special Meeting Requisite Percentage as of the date on which such Special Meeting Request is delivered to the Secretary. In addition, the Special Meeting Request shall include a representation from each Requesting Stockholder and beneficial owner, if any, on whose behalf the Special Meeting Request is being made that such Requesting Stockholder or beneficial owner, as applicable, will attend the special meeting of stockholders in order to present the business. The Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made shall promptly provide any other information reasonably requested by the corporation.

Notwithstanding the foregoing provisions of this Section 5, a special meeting requested by stockholders shall not be held if (i) the Special Meeting Request does not comply with this Section 5, (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the Special Meeting Request is received by the corporation during the period commencing

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ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iv) an annual or special meeting of stockholders that included an identical or substantially similar item of business (“Similar Business”) was held not more than one hundred and twenty (120) days before the Special Meeting Request was received by the Secretary, (v) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within ninety (90) days after the Special Meeting Request is received by the Secretary and the business to be conducted at such meeting includes Similar Business, or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) or other applicable law. For purposes of this Section 5, the nomination, election or removal of directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board of Directors and filing of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. The Board of Directors shall determine in good faith whether the requirements set forth in this Section 5 have been satisfied.
In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Special Meeting Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors) (which, if such purpose is the election or removal of directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors and is not a Special Meeting Request that is deemed to be Similar Business, will mean that the exact same person or persons are proposed for election or removal in each relevant request), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request.
A Requesting Stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive office of the corporation at any time prior to the Stockholder Requested Special Meeting. A Special Meeting Request shall be deemed revoked (and any meeting scheduled in response may be cancelled) if the Requesting Stockholders, and any beneficial owners on whose behalf they are acting, do not continue to represent at least the Special Meeting Requisite Percentage at all times between the date the Special Meeting Request is received by the corporation and the date of the applicable Stockholder Requested Special Meeting, and the Requesting Stockholder shall promptly notify the Secretary of any decrease in ownership of shares of stock of the corporation that results in such a revocation. If as a result of any revocations, there are no longer valid unrevoked requests from the Special Meeting Requisite Percentage, there shall be no requirement to call or hold the Stockholder Requested Special Meeting and, if the Stockholder Requested Special Meeting has been called, the Board of Directors may, in its discretion, cancel the Stockholder Requested Special Meeting.
If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business to be presented for consideration that was specified in the Special Meeting Request, the corporation need not present such business for a vote at such special meeting.
(c)	Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting pursuant to Section 3 of this Article II. Nothing contained herein shall prohibit the Board of Directors from submitting additional matters to the stockholders at any special meeting requested by stockholders.
(d)	Special meetings shall be held at such date and time as may be fixed by the Board of Directors in accordance with these bylaws; provided, however, that in case of a special meeting requested by stockholders, the date of any such special meeting shall not be more than ninety (90) days after a valid Special Meeting Request that satisfies the requirements of this Section 5 is delivered to the Secretary.

SECTION 6

Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

SECTION 7

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

SECTION 8

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, either the Chairman of the Board, the Vice Chairman of the Board or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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SECTION 9

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

SECTION 10

Unless otherwise provided in the certificate of incorporation, and subject to the provisions of Article VII, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period.

SECTION 11

(a)	Nominations of persons for election to the Board of Directors of the corporation and the proposal of other business to be considered by the stockholders may be made only at an annual meeting of stockholders and only (i) if brought before the meeting by the corporation and specified in the corporation’s notice of meeting delivered pursuant to Section 3 of this Article II, (ii) if brought before the meeting by or at the direction of the Board of Directors or (iii) if brought before the meeting by a stockholder of the corporation who (x) was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf any nomination or proposal is made, only if such beneficial owner was the beneficial owner of shares of capital stock of the corporation) both at the time of giving of notice provided for in this Section 11, and at the time of the meeting, (y) is entitled to vote at the meeting, and (z) has complied with this Section 11 as to such nominations or other business. Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act, or in accordance with Section 5 of Article III of these bylaws, and, in each case, included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be considered or to propose any nominations of persons for election to the Board of Directors at an annual meeting of the stockholders.
(b)	Without qualification, for any nominations of persons for election to the Board of Directors of the corporation or other business to be properly brought before an annual meeting by a stockholder, in each case, pursuant to clause (a)(iii) of this Section 11, the Proposing Person (as defined below) must (x) have given timely notice thereof in writing and in proper form to the Secretary of the corporation and (y) provide any updates or supplements to such notice at the times and in the forms required by these bylaws. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not fewer than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made by the corporation. In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
For purposes of these bylaws, the term “Proposing Person” shall mean (i) the stockholder of record providing the notice of a proposed nomination or other business proposed to be brought before a meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the proposed nomination or other business proposed to be brought before a meeting is made, and (iii) any affiliate or associate (for purposes of these bylaws, each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder of record or beneficial owner.
For purposes of these bylaws, the term “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(c)	To be in proper form, a stockholder’s notice shall set forth:

(i)	As to each Proposing Person:

(A)	the name and address of such Proposing Person (including, if applicable, the name and address that appear on the corporation’s stock ledger);
(B)	the class or series and number of shares of capital stock of the corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person or any of its affiliates or associates (within the meaning of Rule 12b-2 under the Exchange Act), including any shares of any class or series of the capital stock of the corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future;
(C)	all Synthetic Equity Interests, which, for purposes of these bylaws shall mean any derivative, swap, hedge, repurchase, so-called “stock borrowing” agreement or arrangement or other transaction or series of transactions, engaged in, directly or indirectly, by such Proposing Person or any of its affiliates or associates, the purpose or effect of which is to (1) give such Proposing Person economic benefit and/or risk similar to ownership of shares of any class or series of the capital stock of the corporation, in whole or in part, including due to the fact that the value of such Synthetic Equity Interest is determined by reference to the price, value or volatility of any shares of any class or series of the capital stock of the corporation,

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or which Synthetic Equity Interest provides, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the capital stock of the corporation, (2) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any share of any class or series of capital stock of the corporation, (3) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the corporation, or (4) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the corporation, including a description of the material terms of each such Synthetic Equity Interest, including, without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to whether (x) such Synthetic Equity Interest conveys any voting rights in such shares to such Proposing Person, (y) such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares or (z) such Proposing Person, or to the extent known, the counterparty to such Synthetic Equity Interest, may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transaction;
(D)	any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the capital stock of the corporation;
(E)	any rights to dividends or other distributions on the shares of any class or series of the capital stock of the corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the corporation;
(F)	any performance related fees (other than an asset based fee) that such Proposing Person is entitled to, based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the corporation, or any Synthetic Equity Interests, if any;
(G)	a description of the material terms of all arrangements, agreements or understandings (whether or not in writing) entered into by any of the Proposed Nominees and/or Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the corporation;
(H)	a description of the material terms of all arrangements, agreements or understandings (whether or not in writing) (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or persons (including their names) pursuant to which the nomination(s) are to be made or, for any proposal that relates to any business other than nominations for election of directors, relating to such business matter of the proposal, as applicable;
(I)	a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Proposing Person, on the one hand, and each Proposed Nominee or his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proposing Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;
(J)	a statement whether or not the Proposing Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated or approve the proposal if it relates to any business other than nominations for election of directors;
(K)	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the Proposed Nominees named in its notice or, for any proposal that relates to any business other than nominations for election of directors, to bring such business before the meeting;
(L)	the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or, for any proposal that relates to any business other than nominations for election of directors, such business, and, to the extent known, the class or series and number of all shares of the corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s);
(M)	a representation required pursuant to paragraph (h) of Section 5 of Article III of these bylaws; and
(N)	any other information relating to such Proposing Person or the proposed business (including, as applicable, information about any Proposed Nominee, including such Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) that would be required to be disclosed in a proxy statement or

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other filing required to be made in connection with solicitations of proxies in support of the nomination for election of directors or the other business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act.
The disclosures to be made pursuant to the foregoing clauses (A) through (F) are referred to as “Disclosable Interests”; provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder of record directed to prepare and submit the information required by this Section 11 on behalf of a beneficial owner.

(ii)	As to each person, if any, whom a Proposing Person proposes to nominate for election or reelection as a director (a “Proposed Nominee”):

(A)	the name, age, business address and residence address of the Proposed Nominee;
(B)	the principal occupation or employment of the Proposed Nominee; and
(C)	the class or series and number of shares of capital stock of the corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by the Proposed Nominee, including any shares of any class or series of the capital stock of the corporation as to which such Proposed Nominee has a right to acquire beneficial ownership at any time in the future.

(iii)	As to any business other than nominations for election of directors that a Proposing Person proposes to bring before an annual meeting:

(A)	a reasonably brief description of the business desired to be brought before the annual meeting, including the reasons for conducting such business at the annual meeting; and
(B)	the text of the proposal or business (including the text of any resolutions proposed for consideration).

(d)	A Proposing Person providing notice of a proposed nomination for election to the Board of Directors of the corporation or other business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment of postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). The corporation may also require any Proposed Nominee for election to the Board of Directors of the corporation to furnish such other information (i) as may be reasonably required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation in accordance with the corporation’s Corporate Governance Guidelines as then in effect or (ii) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(e)	Notwithstanding anything in paragraph (b) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least ten (10) business days before the last day a stockholder could otherwise deliver a notice of nomination in accordance with such paragraph (b) of this Section 11, a stockholder’s notice required by this Section 11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made, or any business not properly brought before the meeting, in accordance with the foregoing procedure shall be disregarded. If such person should so determine, such person shall so declare to the meeting and any such nomination or business not properly brought before the meeting in accordance with the foregoing procedures shall be disregarded. Notwithstanding the foregoing provisions of this Section 11, a Proposing Person shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 11.

Except as otherwise provided for in these bylaws or required by law, nothing in this Section 11 shall obligate the corporation to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director.

SECTION 12

~~The~~ Any action required or permitted to be taken by the stockholders of the corporation ~~may not take action by written consent without a meeting but must take any such actions~~ at a duly called annual or special meeting ~~in accordance with these bylaws and~~ of the stockholders may be effected by a consent or consents in writing by the stockholders only to the extent provided by, and subject to the limitations in, the certificate of incorporation.

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Article III: Directors

SECTION 1

The number of directors of this corporation that shall constitute the whole Board shall be determined by resolution of the Board of Directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director. Each director shall serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, subject to such director’s prior death, disability, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting of the stockholders for the election of directors at which a quorum is present; provided, however, that in the case of a contested election, the directors shall be elected by the vote of a plurality of the stock present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this section, a majority of the votes cast means, with respect to each director, the number of shares voted “for” a director exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “or” or “against” that director’s election). For purposes of this section, a “contested election” shall mean an election of directors where (i) the Secretary of the corporation receives proper notice under Section 11 of Article II or Section 5 of Article III of these bylaws that a Proposing Person or the Eligible Stockholder, as applicable, intends to make a nomination at such meeting, (ii) the number of nominated individuals including the nominees of the Proposing Person or the Eligible Stockholder, as applicable, would exceed the number of directors to be elected, and (iii) the notice has not been withdrawn by the tenth (10th) day following the day on which the Company first mails notice of the meeting for such election or the date when a Public Announcement thereof is made.

The Board of Directors shall not nominate for election as director any nominee who has not agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon (a) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection, and (b) acceptance of such resignation by the Board of Directors. In addition, the Board of Directors shall not fill a director vacancy or newly created directorship with any candidate who has not agreed to tender, promptly following his or her appointment to the Board of Directors, the same form of resignation.

If a nominee fails to receive the required number of votes for reelection, the Board of Directors (excluding the director in question) shall, within 90 days after certification of the election results, decide whether to accept the director’s resignation through a process overseen by the Corporate Governance and Nominating Committee (and excluding the director in question from all Board of Directors and Committee deliberations). The Board of Directors shall accept the resignation unless it determines that for compelling reasons it is in the best interests of the Company for him or her to continue serving as a director. The Board of Directors in making its determination may consider any factors its determines appropriate including, but not limited to, the Company’s compliance with Subtitle VII of Title 49 of the United States Code, as amended, or as the same may be from time to time amended. Unless the Board of Directors makes such a determination, the Board shall not elect or appoint such director to the Board of Directors for at least one year after such annual meeting. The Board of Directors shall promptly disclose its decision and, if applicable, the reasons for rejecting the resignation in a filing with the Securities and Exchange Commission or in a press release that is widely disseminated.

SECTION 2

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual meeting of stockholders and until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until such director’s prior death, disability, resignation, retirement, disqualification or removal from office. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

SECTION 3

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Any such resignation shall take effect at the time received by the corporation, unless the resignation specifies a later effective date or an effective date determined upon the happening of one or more events, such as failing to receive a specified vote for reelection as a director and the acceptance of such resignation by the Board of Directors. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4

The business of the corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

SECTION 5

(a)	Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 5, the corporation shall include in its proxy statement for such annual meeting, (i) as a nominee, in addition to any persons nominated for election by the Board of Directors or

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any committee thereof, any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a stockholder, or group of not more than twenty (20) stockholders, that satisfies the requirements of this Section 5 (the “Eligible Stockholder”) and that, acting via a designated representative that is an Eligible Stockholder, timely submits the notice required by this Section 5 (the “Notice of Proxy Access Nomination”) requesting to have its nominee included in the corporation’s proxy materials for such annual meeting pursuant to this Section 5 and (ii) the Required Information (as defined below in this Section 5) concerning such person. No person or entity may be a member of more than one group of stockholders constituting an Eligible Stockholder with respect to any annual meeting. For purposes of this Section 5, the “Required Information” that the corporation will include in its proxy statement is the information provided to the Secretary of the corporation by the Eligible Stockholder concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the corporation’s proxy statement by the rules and regulations promulgated under the Exchange Act, and if the Eligible Stockholder so elects, a written statement, not to exceed 500 words, in support of the Stockholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 5, the corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

(b)	To be timely, the Notice of Proxy Access Nomination must be delivered to, or mailed to and received by, the Secretary of the corporation not fewer than one hundred and twenty (120) nor more than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public announcement of the date of the annual meeting was made, whichever first occurs.

(c)	The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the corporation’s proxy materials with respect to an annual meeting of stockholders (the “Nominee Limit”) shall not exceed twenty (20) percent of the total number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 5 (the “Final Proxy Access Nomination Date”) or if such amount is not a whole number, the closest whole number below twenty (20) percent, but not fewer than two (2). In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board in connection therewith, the Nominee Limit shall be calculated based on the number of Directors in office as so reduced. Any individual nominated by an Eligible Stockholder for inclusion in the corporation’s proxy materials pursuant to this Section 5 whom the Board of Directors decides to nominate as a nominee of the Board of Directors shall further reduce the Nominee Limit. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Section 5 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the corporation’s proxy statement in the event that the total number of Stockholder Nominees submitted by the Eligible Stockholders pursuant to this Section 5 exceeds the maximum number of nominees provided for in this Section 5. In the event that the number of Stockholder Nominees submitted by the Eligible Stockholders pursuant to this Section 5 exceeds the maximum number of nominees provided for in this Section 5, the highest ranking Stockholder Nominee who meets the requirements of this Section 5 from each Eligible Stockholder will be selected for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order of the number (largest to smallest) of shares of common stock of the corporation each Eligible Stockholder disclosed as owned in its respective Notice of Proxy Access Nomination submitted to the corporation. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 5 from each Eligible Stockholder has been selected, this process will continue with the next highest ranked nominees as many times as necessary, following the same order each time, until the maximum number is reached. Notwithstanding anything to the contrary contained in this Section 5, if the corporation receives notice pursuant to Section 11 of Article II of these bylaws that a Proposing Person intends to nominate for election at such meeting a number of Proposed Nominees greater than or equal to a majority of the total number of directors to be elected at such meeting,no Stockholder Nominees will be included in the corporation’s proxy materials with respect to such annual meeting pursuant to this Section 5.

(d)	If the Stockholder Nominee or an Eligible Stockholder fails to continue to meet the requirements of this Section 5 or if a Stockholder Nominee withdraws, dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director prior to the annual meeting: (i) the corporation may, to the extent feasible, remove the name of the Stockholder Nominee and the Statement from the corporation’s proxy statement, remove the name of the Stockholder Nominee from its form of proxy and/ or otherwise communicate to its stockholders that the Stockholder Nominee will not be eligible for nomination at the annual meeting; and (ii) the Eligible Stockholder may not name another Stockholder Nominee or, subsequent to the last day on which a Stockholder’s Notice of Proxy Access Nomination would be timely, otherwise cure in any way any defect preventing the nomination of the Stockholder Nominee identified in the Notice of Proxy Access Nomination provided pursuant to this Section 5.

(e)	For purposes of this Section 5, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of

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common stock of the corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed or shares sold short by such stockholder or of any of its affiliates, (B) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of common stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliate’s full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate. For purposes of this Section 5, a stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares provided that the stockholder has the power to recall such loaned shares on no more than five (5) business days’ notice and recalls such loaned shares within five (5) business days after the date that the stockholder receives notice from the corporation that any of its Stockholder Nominees will be included in the corporation’s proxy materials pursuant to this Section 5 and holds such shares through the date of the annual meeting. For purposes of this Section 5, the terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of common stock of the corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof, which determination shall be conclusive and binding. For purposes of this Section 5, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto in Rule 12b-2 under the Exchange Act.

(f)	In order to make a nomination pursuant to this Section 5, an Eligible Stockholder must have owned (as defined above) the Required Ownership Percentage (as defined below) of the corporation’s outstanding capital stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the corporation in accordance with this Section 5 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 5, the “Required Ownership Percentage” is three (3) percent or more, and the “Minimum Holding Period” is three (3) years. For the avoidance of doubt, if a group of stockholders aggregate ownership of shares to satisfy the Required Ownership Percentage, all shares held by each stockholder constituting their contribution to satisfy the Required Ownership Percentage must be held by that stockholder continuously for at least three (3) years. A group of two or more funds that are under common management and investment control shall be treated as one stockholder or person to satisfy the Required Ownership Percentage. The term “family of funds” shall mean two or more investment companies or funds (whether organized in the U.S. or outside the U.S.) that hold themselves out to investors as related companies for purposes of investment and investor services.

(g)	Within the time period specified in this Section 5 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder (including any representative for any group of stockholders acting as an Eligible Stockholder) must provide the following in writing to the Secretary of the corporation: (i) one or more written statements from the record holder of the shares owned by the Eligible Stockholder (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date; (ii) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act; (iii) the information, representations and agreements that are the same as those that would be required to be set forth in a stockholder’s notice of nomination delivered pursuant to Section 11(c) of Article II of these bylaws; (iv) a representation and agreement of the Eligible Stockholder that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder hereunder) (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent, (B) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting, (C) has not engaged and will not engage in any, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as

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a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (D) agrees not to distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the corporation, (E) agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material and to file any such soliciting material with the Securities and Exchange Commission regardless of whether such filing is required under Regulation 14A under the Exchange Act, and (F) will provide facts and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (v) a written consent to provide any information that the Board of Directors reasonably requests to determine that the Stockholder Nominee (A) would qualify as “independent” for the purposes of the audit committee membership under the listing standards of each principal U.S. exchange upon which the common stock of the corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of directors, (B) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (C) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), (D) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, (E) is not and has not been subject to any event specified in Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee or whether the event occurred in the ten-year time period referenced in such Item and (F) is eligible to serve as a director of the corporation in accordance with the corporation’s Corporate Governance Guidelines as then in effect; (vi) a written consent to provide, at the reasonable request of the Board of Directors, any details of the position of the Stockholder Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the products produced or services provided by the corporation or its affiliates) of the corporation, within the three (3) years preceding the submission of the Notice of Proxy Access Nomination; (vii) an undertaking that the Eligible Stockholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders or out of the information that the Eligible Stockholder provided to the corporation and (B) indemnify and hold harmless (jointly with all other group members, in the case of a group member) the corporation and each of its directors, officers and employees individually against any and all liabilities, losses, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination, solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Stockholder Nominee pursuant to this Section 5; and (viii) in the case of a nomination by a group of stockholders, the designation by all group members of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination.

(h)	Within the time period specified in this Section 5 for delivering the Notice of Proxy Access Nomination, each Eligible Stockholder shall cause his, her or its Stockholder Nominee to deliver or cause to be delivered to the Secretary of the corporation: (i) a written representation and agreement that such Stockholder Nominee (A) understands his or her duties as a director under the General Corporation Law of Delaware and agrees to act in accordance with those duties while serving as a director, (B) is not or will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director, will act or vote as a director on any issue or question to be decided by the Board of Directors, in any case, to the extent that such arrangement, understanding, commitment or assurance (x) could limit or interfere with the Stockholder Nominee’s ability to comply, if elected as director of the corporation, with his or her fiduciary duties under applicable law or with the Company’s Corporate Governance Guidelines and other corporation policies and guidelines applicable to directors generally or (y) has not been disclosed to the corporation prior to or concurrently with the Eligible Stockholder’s submission of the Notice of Proxy Access Nomination, (C) if elected as a director, will comply with all applicable laws and stock exchange listing standards and the corporation’s policies and guidelines applicable to directors, including, without limitation, the Corporate Governance Guidelines, (D) is not or will not become a party to any direct or indirect compensation or other monetary agreement, arrangement or understanding with any person or entity other than the corporation, including, without limitation, any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation prior to or concurrently with the Eligible Stockholder’s submission of the Notice of Proxy Access Nomination, and (E) will provide facts and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (ii) all completed and signed questionnaires required of directors, and such additional information as the corporation may determine necessary to permit the Board of Directors to make the determinations set forth in subparagraph (g)(v) and (vi) of this Section 5.

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(i)	In the event that any information or communication provided by the Eligible Stockholder or the Stockholder Nominee to the corporation or its stockholders ceases to be true and correct in any material respect or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the corporation of such defect in such previously provided information or communication and of the information that is required to correct any such defect.

(j)	The corporation shall not be required to include, pursuant to this Section 5, a Stockholder Nominee in its proxy materials for any meeting of stockholders (i) for which the Secretary of the corporation receives a notice that a stockholder has nominated such Stockholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for Proposed Nominees set forth in Section 11 of Article II of these bylaws, (ii) who is not “independent” for the purposes of the audit committee under the listing standards of each principal U.S. exchange upon which the common stock of the corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of Directors, in each case as determined by the Board of Directors, (iii) who is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (iv) who is not an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision), (v) whose election as a member of the Board of Directors would cause the corporation to be in violation of these bylaws, the certificate of incorporation, the rules and listing standards of any exchange upon which the common stock of the corporation is listed, or any applicable state or federal law, rule or regulation, (vi) who is or has been, within the past three (3) years, an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the products produced or services provided by the corporation or its affiliates) of the corporation, (vii) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years or (viii) if such Stockholder Nominee or the Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) nominating such Stockholder Nominee fails to comply with any of its obligations or breaches any of its representations made under or pursuant to these bylaws.

(k)	Notwithstanding anything to the contrary set forth herein, the corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Stockholder Nominee included in the Notice of Proxy Access Nomination, if the Board of Directors in good faith determines that (i) such information is not true in any material respects or omits a material statement necessary to make the statements made not misleading; (ii) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (iii) the inclusion of such information in the proxy statement would otherwise violate the applicable rules of the Securities and Exchange Commission or any other applicable law, rule or regulation.

(l)	Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairman of the meeting of stockholders shall declare a nomination of a Stockholder Nominee by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of the vote of stockholders of such annual meeting may have been received by the corporation, if (i) the Stockholder Nominee and/or the nominating Eligible Stockholder (or any member of any group of stockholders that together is such Eligible Stockholder) shall have failed to comply with any of its or their obligations or breached any of its or their representations under or pursuant to these bylaws, as determined by the Board of Directors or the chairman of the meeting, or (ii) the nominating Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting of stockholders to present the nomination of such Stockholder Nominee pursuant to this Section 5.

(m)	Any Stockholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at such annual meeting, or (ii) does not receive votes cast in favor of such Stockholder Nominee’s election equal to at least twenty-five (25) percent of the number of shares voted in such election, will be ineligible to be a Stockholder Nominee pursuant to this Section 5 for the next two annual meetings. For the avoidance of doubt, this Section 5 shall not prevent any Proposing Person from nominating any person to the Board of Directors pursuant to and in accordance with Section 11 of Article II of these bylaws.

(n)	Notwithstanding anything in these bylaws to the contrary, any Eligible Stockholder shall comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 5.

SECTION 6

Rule 14a-8 Proposals. Nothing contained in Articles II or III of these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Meetings of the Board of Directors

SECTION 7

The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

SECTION 8

The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

SECTION 9

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

SECTION 10

Special meetings of the Board of Directors may be called by the Chairman of the Board, the Vice Chairman of the Board or the chief executive officer or the president on twelve (12) hours’ notice to each director either personally or by telephone, telegram, facsimile or electronic mail; special meetings shall be called by the chief executive officer or the president or Secretary in like manner and on like notice on the written request of a majority of the Board of Directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the Chairman of the Board or the chief executive officer or the president in like manner and on like notice on the written request of the sole director. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

SECTION 11

At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 12

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 13

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Committees of Directors

SECTION 14

The Board of Directors may, by resolution passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

At least two-thirds (2/3) of the members of each committee of the Board shall be comprised of individuals who meet the definition of “a citizen of the United States,” as defined by the Transportation Act 49 U.S.C § 40102 or as subsequently amended or interpreted by the Department of Transportation, provided that if a committee of the Board has one (1) member, such member shall be a “a citizen of the United States”, as defined immediately above.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the

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stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

SECTION 15

Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

Compensation of Directors

SECTION 16

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Removal of Directors

SECTION 17

Unless otherwise restricted by the certificate of incorporation or bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

Article IV: Notices

SECTION 1

Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice (except as provided in Section 9 of Article III of these bylaws), but such notice may be given in writing, by mail, addressed to such director or stockholder, at his/her address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telephone, telegram, facsimile or electronic mail.

SECTION 2

Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article V: Officers

SECTION 1

The officers of the corporation shall be chosen by the Board of Directors and shall be at least a chief executive officer, chief financial officer and a Secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman. The Board of Directors may also choose a president, chief operating officer, treasurer and controller or one or more vice-presidents, assistant secretaries, assistant controllers and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

SECTION 2

The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, chief financial officer and a Secretary and may also choose a president, chief operating officer, treasurer, controller, vice presidents, assistant secretaries, assistant controllers or assistant treasurers.

SECTION 3

The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

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SECTION 4

The salaries of all officers of the corporation shall be fixed by the Board of Directors or any committee established by the Board of Directors for such purpose. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the president or any vice-president of the corporation.

SECTION 5

The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

The Chairman of the Board

SECTION 6

The Chairman of the Board, if any, shall be elected by the Board and shall preside at all meetings of the Board of Directors and of the stockholders at which he/she shall be present. He/she shall have and may exercise such powers as are, from time to time, assigned to him/her by the Board and as may be provided by law.

The Vice Chairman of the Board

SECTION 7

The Vice Chairman of the Board, if any, shall be elected by the Board and shall, in the absence of the Chairman of the Board or in case the Chairman of the Board shall resign, retire, become deceased or otherwise cease or be unable to act, perform the duties and exercise the powers of the Chairman of the Board. In addition, the Vice Chairman of the Board shall have and may exercise such powers as are, from time to time, assigned to him/ her by the Board and as may be provided by law.

The Chief Executive Officer, President and Vice-Presidents

SECTION 8

The chief executive officer shall be the president of the corporation unless such title is assigned to another officer of the corporation; and in the absence of the Chairman of the Board and the Vice Chairman of the Board, he/she shall preside at all meetings of the stockholders and the Board of Directors; he/she shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

In the absence of the chief executive officer or in the event of his/her inability or refusal to act, the president, if any, shall perform the duties of the chief executive officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chief executive officer. The president shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

SECTION 9

The chief executive officer, president or any vice president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

SECTION 10

In the absence of the president or in the event of his/her inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

The Secretary and Assistant Secretary

SECTION 11

The Secretary or his or her designee shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors and shall cause such records to be kept in a book kept for that purpose and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president,

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under whose supervision he/she shall be. He/she shall have custody of the corporate seal of the corporation and he/she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his/her signature or by the signature of such assistant secretary.

The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his/her signature.

SECTION 12

The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

The Chief Financial Officer

SECTION 13

The chief financial officer shall be the chief financial officer and treasurer of the corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

SECTION 14

He/she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his/her transactions as treasurer and of the financial condition of the corporation.

SECTION 15

Along with the president or any vice president, he/she shall be authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

SECTION 16

If required by the Board of Directors, he/she shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his/her office and for the restoration to the corporation, in case of his/her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his/her possession or under his/her control belonging to the corporation.

SECTION 17

The controller shall, in the absence of the chief financial officer or in the event of his/her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Notwithstanding anything herein to the contrary, the Board of Directors shall be entitled to assign the title of treasurer to an officer of the corporation other than the chief financial officer, in which case the treasurer shall perform such duties and have such powers (which may include some or all of the duties and powers enumerated above for the chief financial officer) as the Board of Directors may from time to time prescribe.

Article VI: Certificate of Stock

SECTION 1

Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board of Directors, or the president, a vice-president or the Vice Chairman of the Board of Directors and the treasurer or an assistant treasurer, or the Secretary or an assistant secretary of the corporation, certifying the number of shares owned by him/her in the corporation.

Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to

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each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

Lost Certificates

SECTION 2

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his/her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Transfer of Stock

SECTION 3

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Fixing Record Date

SECTION 4

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor fewer than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Registered Stockholders

SECTION 5

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Article VII: Limitations of Ownership by Non-Citizens

SECTION 1

For purposes of this Article VII, the following definitions shall apply:

(a)	“Act” shall mean Subtitle VII of Title 49 of the United States Code, as amended, or as the same may be from time to time amended.

(b)	“Beneficial Ownership,” “Beneficially Owned” or “Owned Beneficially” refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Exchange Act.

(c)	“Foreign Stock Record” shall have the meaning set forth in Section 3.

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(d)	“Non-Citizen” shall mean any person or entity who is not a “citizen of the United States” (as defined in Section 41102 of the Act and administrative interpretations issued by the Department of Transportation, its predecessors and successors, from time to time), including any agent, trustee or representative of a Non-Citizen.

(e)	“Own or Control” or “Owned or Controlled” shall mean (i) ownership of record, (ii) beneficial ownership or (iii) the power to direct, by agreement, agency or in any other manner, the voting of Stock. Any determination by the Board of Directors as to whether Stock is Owned or Controlled by a Non-Citizen shall be final.

(f)	“Permitted Percentage” shall mean 25% of the voting power of the Stock.

(g)	“Stock” shall mean the outstanding capital stock of the corporation entitled to vote; provided, however, that for the purpose of determining the voting power of Stock that shall at any time constitute the Permitted Percentage, the voting power of Stock outstanding shall not be adjusted downward solely because shares of Stock may not be entitled to vote by reason of any provision of this Article VII.

SECTION 2

It is the policy of the corporation that, consistent with the requirements of the Act, Non-Citizens shall not Own and/or Control more than the Permitted Percentage and, if Non-Citizens nonetheless at any time Own and/or Control more than the Permitted Percentage, the voting rights of the Stock in excess of the Permitted Percentage shall be automatically suspended in accordance with Sections 3 and 4 of this Article VII below.

SECTION 3

The corporation or any transfer agent designated by it shall maintain a separate stock record (the “Foreign Stock Record”) in which shall be registered Stock known to the corporation to be Owned and/or Controlled by Non-Citizens. It shall be the duty of each stockholder to register his, her or its Stock if such stockholder is a Non-Citizen. A Non-Citizen may, at its option, register any Stock to be purchased pursuant to an agreement entered into with the corporation, as if Owned or Controlled by it, upon execution of a definitive agreement. Such Non-Citizen shall register his, her or its Stock by sending a written request to the corporation, noting both the execution of a definitive agreement for the purchase of Stock and the anticipated closing date of such transaction. Within ten (10) days of the closing, the Non-Citizen shall send to the corporation a written notice confirming that the closing occurred. Failure to send such confirmatory notice shall result in the removal of such Stock from the Foreign Stock Record. For the sake of clarity, any Stock registered as a result of execution of a definitive agreement shall not have any voting or other ownership rights until the closing of that transaction. In the event that the sale pursuant to such definitive agreement is not consummated in accordance with such agreement (as may be amended), such Stock shall be removed from the Foreign Stock Record without further action by the corporation. The Foreign Stock Record shall include (i) the name and nationality of each such Non-Citizen and (ii) the date of registration of such shares in the Foreign Stock Record. In no event shall shares in excess of the Permitted Percentage be entered on the Foreign Stock Record. In the event that the corporation shall determine that Stock registered on the Foreign Stock Record exceeds the Permitted Percentage, sufficient shares shall be removed from the Foreign Stock Record so that the number of shares entered therein does not exceed the Permitted Percentage. Stock shall be removed from the Foreign Stock Record in reverse chronological order based upon the date of registration therein.

SECTION 4

If at any time the number of shares of Stock known to the corporation to be Owned and/or Controlled by Non-Citizens exceeds the Permitted Percentage, the voting rights of Stock Owned and/or Controlled by Non-Citizens and not registered on the Foreign Stock Record at the time of any vote or action of the stockholders of the corporation shall, without further action by the corporation, be suspended. Such suspension of voting rights shall automatically terminate upon the earlier of the (i) transfer of such shares to a person or entity who is not a Non-Citizen, or (ii) registration of such shares on the Foreign Stock Record, subject to the last two sentences of Section 3.

SECTION 5

(a)	The corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to stockholders in connection with the annual meeting or any special meeting of the stockholders of the corporation, or otherwise) require a person that is a holder of record of Stock or that the corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of Stock to certify in such manner as the corporation shall deem appropriate (including by way of execution of any form of proxy or ballot of such person) that, to the knowledge of such person:

(i)	all Stock as to which such person has record ownership or Beneficial Ownership is Owned and Controlled only by citizens of the United States; or

(ii)	the number and class or series of Stock owned of record or Beneficially Owned by such person that is Owned and/or Controlled by Non-Citizens is as set forth in such certificate.

(b)	With respect to any Stock identified in response to clause (a)(ii) above, the corporation may require such person to provide such further information as the corporation may reasonably require in order to implement the provisions of this Article VII.

(c)	For purposes of applying the provisions of this Article VII with respect to any Stock, in the event of the failure of any person to provide the certificate or other information to which the corporation is entitled pursuant to this Section 5, the corporation shall presume that the Stock in question is Owned and/or Controlled by Non-Citizens.

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Article VIII: General Provisions Dividends

SECTION 1

Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

SECTION 2

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Checks

SECTION 3

All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Fiscal Year

SECTION 4

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Seal

SECTION 5

The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Indemnification

SECTION 6

The corporation shall, to the fullest extent authorized under the laws of the State of Delaware, as those laws may be amended and supplemented from time to time, indemnify any director made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of being a director of the corporation or a predecessor corporation or, at the corporation’s request, a director or officer of another corporation, provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the corporation. The indemnification provided for in this Section 6 shall: (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director, and (iii) inure to the benefit of the heirs, executors and administrators of such a person. The corporation’s obligation to provide indemnification under this Section 6 shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the corporation or any other person.

Expenses incurred by a director of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he/she is or was a director of the corporation (or was serving at the corporation’s request as a director or officer of another corporation) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he/she is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware. Notwithstanding the foregoing, the corporation shall not be required to advance such expenses to an agent who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board of Directors of the corporation

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which alleges willful misappropriation of corporate assets by such agent, disclosure of confidential information in violation of such agent’s fiduciary or contractual obligations to the corporation or any other willful and deliberate breach in bad faith of such agent’s duty to the corporation or its stockholders.

The foregoing provisions of this Section 6 shall be deemed to be a contract between the corporation and each director who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

The Board of Directors in its discretion shall have power on behalf of the corporation to indemnify any person, other than a director, made a party to any action, suit or proceeding by reason of the fact that he, his/her testator or intestate, is or was an officer or employee of the corporation.

To assure indemnification under this Section 6 of all directors, officers and employees who are determined by the corporation or otherwise to be or to have been “fiduciaries” of any employee benefit plan of the corporation which may exist from time to time, Section 145 of the General Corporation Law of Delaware shall, for the purposes of this Section 6, be interpreted as follows: an “other enterprise” shall be deemed to include such an employee benefit plan, including without limitation, any plan of the corporation which is governed by the Act of Congress entitled “Employee Retirement Income Security Act of 1974,” as amended from time to time; the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his/her duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to such Act of Congress shall be deemed “fines.”

Article IX: Amendments

SECTION 1

These bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of holders of at least a majority of the outstanding voting stock of the corporation. These bylaws may also be altered, amended or repealed or new bylaws may be adopted by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation. The foregoing may occur at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors, subject to the notice requirements set forth herein. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

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APPENDIX C

Jetblue Airways Corporation 2020 Crewmember Stock Purchase Plan

I. Purpose of the Plan

This 2020 Crewmember Stock Purchase Plan is intended to promote the interests of JetBlue Airways Corporation, a Delaware corporation, by providing eligible crewmembers with the opportunity to acquire a proprietary interest in the Corporation through accumulated Contributions. The Corporation intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Section 423 of the Code (the “Non-423 Component”). The provisions of the 423 Component, accordingly, shall be construed to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of a right to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; a right granted under the Non-423 Component shall provide for substantially the same benefits as a right granted under the 423 Component, except that a Non-423 Component purchase right may include features necessary to comply with applicable non-U.S. laws pursuant to rules, procedures or sub-plans adopted by the Plan Administrator. Except as otherwise provided herein or by the Plan Administrator, the Non-423 Component shall operate and be administered in the same manner as the 423 Component. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. Administration of the Plan

The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have full discretionary authority to interpret and construe any provision of the Plan, to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine which entities shall be Designated Affiliates for the 423 Component and the Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan (including making factual determinations), and to establish procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures, sub-plans and appendices to the enrollment agreement as are necessary or appropriate to permit the participation in the Plan by individuals who are foreign nationals or employed outside the U.S., the terms of which sub-plans and appendices may take precedence over other provisions of this Plan, with the exception of Section III, but unless otherwise superseded by the terms of such sub-plan or appendix, the provisions of this Plan shall govern the operation of such sub-plan or appendix). Unless otherwise determined by the Plan Administrator, the Eligible Crewmembers eligible to participate in each sub-plan shall participate in a separate Offering under the 423 Component, or if the terms would not qualify under the 423 Component, in the Non-423 Component, in either case unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Plan Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Cash Earnings, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and the handling of stock certificates that vary with applicable local requirements. The Plan Administrator is also authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of a purchase right granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of purchase rights granted under the Plan or the same Offering to employees resident solely in the United States. Decisions of the Plan Administrator shall be final, binding, and conclusive on all parties having an interest in the Plan. Subject to Applicable Laws, the Plan Administrator may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any employee or group of employees of the Corporation or any Participating Corporation and revoke any such delegation. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Plan Administrator under the Plan, including, but not limited to, establishing procedures to be followed by the Plan Administrator.

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III. Stock Subject to Plan

A.	The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 17,530,985 shares, which shall be submitted to the stockholders for approval, and approved by the stockholders at the May 2020 annual meeting.

B.	In the event of any of the following transactions affecting the Common Stock: any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other similar change affecting the outstanding Common Stock, or a merger, consolidation, acquisition of property or shares, spin-off, other distribution of stock or property (including any extraordinary cash or stock dividend), or liquidation or other similar event affecting the Corporation or a subsidiary of the Corporation, then equitable adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the outstanding purchase rights, and such adjustments shall be final, binding and conclusive on the holders of those rights.

IV. Offering Periods

A.	Shares of Common Stock shall be offered for purchase under the Plan through a series of concurrent offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B.	Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Unless otherwise determined by the Plan Administrator, offering periods shall commence at semiannual intervals on the first Trading Day of May and November each year over the term of the Plan, and, accordingly, two (2) separate offering periods shall commence in each calendar year the Plan remains in existence. Unless otherwise determined by the Plan Administrator prior to the start of such offering period, each offering period shall have a maximum duration of six (6) months.

C.	Each offering period shall consist of a series of one or more successive Purchase Intervals. Unless otherwise determined by the Plan Administrator, Purchase Intervals shall run from the first Trading Day in May to the last Trading Day in October each year and from the first Trading Day in November each year to the last Trading Day in April in the following year. Each offering period will consist of one Purchase Interval, unless the duration of that offering period exceeds six (6) months.

V. Eligibility; Enrollment

A.	Each individual who is an Eligible Crewmember on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Crewmember may participate in only one offering period at a time.

B.	An Eligible Crewmember must, in order to participate in the Plan for a particular offering period, enroll online in the manner and through the website designated by the Corporation, elect to have Contributions made on each pay day during the offering period (in the form of payroll deductions or otherwise, to the extent permitted by the Plan Administrator), and file with the Plan Administrator (or its designate) any forms prescribed by it, on or before the start date of that offering period.

C.	With respect to each succeeding offering period, a Participant shall be deemed (i) to have elected to participate in such immediately succeeding offering period and (ii) to have authorized the same form of Contributions for such immediately succeeding offering period as was in effect for the Participant immediately prior to the commencement of such succeeding offering period, unless (1) such Participant elects otherwise prior to the start date of such succeeding offering period, in accordance with Section VI. A, (2) such Participant withdraws from the Plan prior to the commencement of such succeeding offering period in accordance with Section VII. H or (3) on the start date of such succeeding offering period, such Participant is no longer an Eligible Crewmember.

D.	Eligible Crewmembers who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Crewmember is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Crewmember may be excluded from participation in the Plan or an Offering if the Plan Administrator has determined that participation of such Eligible Crewmember is not advisable or practicable.

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VI. Contributions

A.	The Contributions authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The rate of Contribution so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, the Participant may, at any time during the offering period, reduce his or her rate of Contribution to become effective as soon as administratively practicable after the date of such online authorization. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, the Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her Contribution. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the date of such online authorization.

(iii) During a Purchase Interval, a Participant may cease Contributions if she or he elects a 0% deduction, and participate in the purchase on the Purchase Date. Unless the Participant reenrolls as permitted with a 1 – 10% payroll deduction, any Participant with a 0% deduction on a Purchase Date will be administratively withdrawn from the Plan prior to the commencement of the next offering period.

B.	Contributions from after-tax Cash Earnings shall begin on the first pay day administratively practicable following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance, from time to time, outstanding in such account.

C.	Notwithstanding any other provisions in the Plan, the Plan Administrator, in its sole discretion, may permit Eligible Crewmembers in a specified Offering to participate in the Plan via cash, check or other means instead of payroll deductions if (i) payroll deductions are not permitted under Applicable Law; (ii) the Plan Administrator determines the cash contributions are permissible for Participants participating in the 423 Component; or (iii) the Participants are participating in the Non-423 Component.

D.	All Contributions received or held by the Corporation under the Plan may be used for any corporate purpose and commingled with the general assets of the Corporation, and all Contributions collected from the Participants shall not be required to be held in any segregated account or trust fund, except under Offerings in which Applicable Law requires that Contributions by Participants to the Plan be segregated from the Corporation’s general corporate funds or deposited with an independent third party for Participants in non-U.S. jurisdictions.

E.	Contributions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

F.	The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. Purchase rights

A.	Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. On the Grant Date, the Participant shall be granted the right to purchase shares of Common Stock, at the end of each Purchase Interval within that offering period, upon the terms set forth below.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Crewmember if such individual would, immediately after the grant, own (within the meaning of Section 424(d) of the Code) or hold outstanding options or other rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B.	Exercise of the Purchase Right. Each purchase right shall be automatically exercised on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C.	Tax Withholding. At the time a Participant’s purchase right is granted or exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she purchases under the Plan, the Participant shall make adequate provision for the federal, state, local and non-United States tax withholding obligations, if any, of the Corporation and/or any other applicable Participating Corporation which arise upon grant or exercise of such purchase right or upon such disposition of shares, respectively. The Corporation and/or applicable Participating Corporation may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

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D.	Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within a particular offering period in which he or she is enrolled shall be equal to the Applicable Percentage of the Fair Market Value per share of Common Stock. The Applicable Percentage with respect to each Purchase Interval shall be eighty-five percent (85%) unless and until such Applicable Percentage is changed by the Plan Administrator, in its discretion, provided that any such change in the Applicable Percentage with respect to a given Purchase Interval must be established prior to the commencement of the enrollment process for such Purchase Interval.

E.	Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 4,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant on each Purchase Date which occurs during that offering period.

F.	Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because (i) they are not sufficient to purchase a whole share of Common Stock or (ii) they exceed the accrual limitations in Section VIII that precludes a Participant from purchasing additional shares of Common Stock on any Purchase Dates shall be refunded as soon as administratively possible. Additionally, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date or any other reason shall be refunded as soon as administratively possible.

G.	Withdrawal from Offering Period. The following provisions shall govern the Participant’s withdrawal from an offering period:

(i)	Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, a Participant may withdraw from the offering period in which he or she is enrolled at any time prior to ten (10) days before the next scheduled Purchase Date, and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall be held for the purchase of shares on the next Purchase Date, unless the Participant elects at the time of such withdrawal, in accordance with any policies established by the Plan Administrator, to have such payroll deductions refunded as soon as administratively possible.

(ii)	The Participant’s withdrawal from a particular offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period at a later date. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (in accordance with Section V.B) on or before the start date of that offering period.

H.	Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i)	Should the Participant cease to remain an Eligible Crewmember for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded.

(ii)	However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until 10 days before the next Purchase Date, to withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval. Should the Participant not exercise this right, such funds shall be held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. Payroll deductions under the Plan shall continue with respect to any Cash Earnings received by a Participant while he or she is on an unpaid leave of absence, unless the Participant elects to withdraw from the offering period in accordance with Section VII.G above. Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant has reemployment rights with the Corporation provided by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. Notwithstanding the foregoing provisions of this Section VII.H(ii), if such period of a Participant’s leave of absence exceeds the applicable time period described in clauses (x) and (y) of the preceding sentence, then the Plan Administrator may at any time prior to the next Purchase Date cause such Participant’s outstanding purchase rights to terminate and all of the Participant’s payroll deductions for the Purchase Interval in which such purchase rights so terminate to be immediately refunded. An individual who returns to active employment following a leave of absence that exceeds the duration of the applicable (x) or (y) time period will be treated as a new Eligible Crewmember for purposes of subsequent participation in the Plan and must accordingly reenroll in the Plan (in accordance with Section V.B) on or before the start date of any subsequent offering period in which he or she wishes to participate.

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(iii)	If a Participant transfers employment from the Corporation or any Designated Affiliate participating in the 423 Component to a Designated Affiliate participating in the Non-423 Component, he or she shall immediately cease to participate in the 423 Component; however, any Contributions made for the offering period in which such transfer occurs shall be transferred to the Non-423 Component, and such Participant shall immediately join the then-current Offering under the Non-423 Component upon the same terms and conditions in effect for his or her participation in the Plan, except for such modifications as may be required by applicable law or otherwise applicable for Participants of such Designated Affiliates. A Participant who transfers employment from a Designated Affiliate participating in the Non-423 Component to the Corporation or any Designated Affiliate participating in the 423 Component shall remain a Participant in the Non-423 Component until the earlier of (1) the end of the current offering period under the Non-423 Component, or (2) the first Trading Day of the first offering period in which he or she participates following such transfer. Notwithstanding the foregoing, the Plan Administrator may establish different rules to govern transfers of employment between Designated Affiliates participating in the 423 Component and the Non-423 Component, consistent with the applicable requirements of Section 423 of the Code.

I.	Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to Applicable Percentage of the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control.

However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

Notwithstanding the foregoing provisions of this Section VII.I to the contrary, the Plan Administrator may in its discretion determine that any outstanding purchase rights shall be terminated prior to the effective date of a Change in Control, in which case all payroll deductions for the Purchase Interval in which such purchase rights are terminated shall be promptly refunded.

J.	Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the shares available or purchasable on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

K.	Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

L.	Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. Accrual Limitations

A.	No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B.	For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

	(i)	The right to acquire Common Stock under each outstanding purchase right shall accrue in one or more installments on each successive Purchase Date during the offering period in which such right remains outstanding.

	(ii)	No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued, in the same calendar year, the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on an applicable Grant Date) for each calendar year such rights were at any time outstanding.

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C.	If, by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be refunded as soon as administratively practicable.

D.	In the event there is any conflict between the provisions of this Section VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section VIII shall be controlling.

IX. Effective Time and Term of the Plan

A.	The Plan was adopted by the Board on March [•], 2020, and shall become effective upon the date on which the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock which are present or represented and entitled to vote and voted at the Corporation’s 2020 annual meeting (the “Effective Time”), which approval occurred within the period ending twelve (12) months before or after the date the Plan is adopted by the Board.

B.	Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) May 30, 2030, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, and (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

C.	From and after the Effective Time, no further grants shall be made under the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan, as in effect immediately prior to the Effective Time (the “Prior Plan”); however, any purchase rights outstanding under the Prior Plan before the Effective Time shall continue in effect in accordance with their terms.

X. Amendment and Termination of the Plan

A.	The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval.

B.	In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, (iii) modify the eligibility requirements for participation in the Plan, or (iv) any other amendment requiring stockholder approval under any applicable law, regulation or rule.

C.	The Board may at any time terminate an offering period then in progress and provide that Participants’ then outstanding payroll deductions shall be promptly refunded.

XI. General Provisions

A.	All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

B.	Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C.	No payment pursuant to the Plan may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Corporation’s or any Corporate Affiliate’s plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

D.	The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Corporate Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Corporation or any Corporate Affiliate pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Corporate Affiliate.

E.	The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

F.	The Plan is intended to be exempt from the application of Section 409A and, to the extent not exempt, is intended to comply with Section 409A, and any ambiguities herein will be interpreted to so be exempt from, or comply with, Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Plan Administrator determines that a purchase right granted under the Plan may be subject to Section 409A, or that any provision in the Plan would cause a purchase right under

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the Plan to be subject to Section 409A, the Plan Administrator may amend the terms of the Plan or of an outstanding purchase right granted under the Plan, or take such other action the Plan Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding purchase right or future purchase right that may be granted under the Plan from being subject to Section 409A, or to allow any such purchase right to comply with Section 409A, but only to the extent any such amendment or action by the Plan Administrator would not violate Section 409A. Notwithstanding the foregoing, the Corporation shall have no liability to a Participant or any other party if the right to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Plan Administrator with respect thereto. The Corporation makes no representation that the right to purchase Common Stock under the Plan is compliant with Section 409A.

Schedule A

Corporations Participating in 2020 Crewmember Stock Purchase Plan As of the Effective Time

JETBLUE AIRWAYS CORPORATION

JETBLUE TECHNOLOGY VENTURES

JETBLUE TRAVEL PRODUCTS

Appendix

The following definitions shall be in effect under the Plan:

A.	Applicable Laws shall mean the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where purchase rights are, or will be, granted under the Plan.

B.	Board shall mean the Corporation’s Board of Directors.

C.	Cash Earnings shall mean (i) the regular base salary paid or wages to a Participant by one or more Participating Corporations during such individual’s period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings, or (B) any contributions made by the Participant to any Section 401(k) of the Code salary deferral plan or any Section 125 of the Code cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any non-cash items, profit sharing, severance or notice pay, income attributable to stock options or other stock-based compensation or contributions made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any crewmember benefit or welfare plan now or hereafter established (other than Section 401(k) or Section 125 of the Code contributions deducted from such Cash Earnings).

D.	Change in Control shall mean the occurrence of any of the following:

a.	Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), other than the Company or a wholly owned Subsidiary thereof, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.6, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

b.	Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such

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individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

c.	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be; or

d.	The consummation of a plan of complete liquidation or dissolution of the Company.

e.	For avoidance of doubt, Change in Control payments under this plan shall be made only where the definition of Change in Control (in this Section D is met) and when there is a loss of employment or substantial change in job duties as a result of the Change in Control. Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

E.	Code shall mean the Internal Revenue Code of 1986, as amended.

F.	Common Stock shall mean the Corporation’s common stock.

G.	Contributions shall mean the payroll deductions and other additional payments that the Corporation may permit to be made by a Participant to fund the exercise of purchase rights granted pursuant to the Plan.

H.	Corporate Affiliate shall mean (i) any parent or subsidiary corporation of the Corporation (as determined in accordance with Section 424 of the Code), whether now existing or subsequently established, and, (ii) solely for purposes of the definition of Change in Control, any Person that directly or indirectly controls, is controlled by or is under common control with the Corporation. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

I.	Corporation shall mean JetBlue Airways Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of JetBlue Airways Corporation that shall by appropriate action adopt the Plan.

J.	Designated Affiliate shall mean any Corporate Affiliate that has been designated by the Plan Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Corporation and a “subsidiary corporation” (as defined in Section 424(f) of the Code), whether now or hereafter existing, may be Designated Affiliates; provided, however, that at any given time, a “subsidiary corporation” that is a Designated Affiliate under the 423 Component shall not be a Designated Affiliate under the Non-423 Component.

K.	Effective Time shall have the meaning given such term in Section IX.A. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its Eligible Crewmember (except with respect to the definition of Change in Control).

L.	Eligible Crewmember shall mean any person who is paid remuneration for services rendered as an employee of one or more Participating Corporations.

M.	Exchange Act shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

N.	Fair Market Value per share of Common Stock shall mean: (a) if the Common Stock is listed on a national securities exchange, as of any date, the Fair Market Value shall be the closing price of a share of Common Stock on the Stock Exchange as of the immediately preceding Trading Day, as reported by a source selected by the Plan Administrator and (b) if the Common Stock is not listed on a national securities exchange, the Fair Market Value shall be determined by the Plan Administrator in its exclusive, good faith discretion.

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O.	Grant Date shall mean the start date of an offering period.

P.	Offering shall mean an offer under the Plan of a purchase right that may be exercised during an offering period as further described in Section IV. Unless otherwise specified by the Plan Administrator, each Offering to the Eligible Crewmembers of the Corporation or a Designated Affiliate shall be deemed a separate Offering (the terms of which Offering under the Non-423 Component need not be identical), even if the dates and other terms of the applicable offering periods of each separate Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1),the terms of each separate Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

Q.	Participant shall mean any Eligible Crewmember of a Participating Corporation who is actively participating in the Plan.

R.	Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Crewmembers. The Participating Corporations in the Plan are listed in attached Schedule A.

S.	Plan shall mean this JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan, including both the 423 and Non-423 Components, as set forth in this document and as amended from time to time.

T.	Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

U.	Purchase Date shall mean the last Trading Day of each Purchase Interval.

V.	Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

W.	Section 409A shall mean Section 409A of the Code and the regulations and guidance promulgated thereunder, as amended.

X.	Stock Exchange shall mean the Nasdaq Stock Exchange or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

Y.	Trading Day shall mean any day on which the Stock Exchange is open for trading or, if the Common Stock is not listed on national securities exchange, a business day, as determined by the Plan Administrator in good faith.

Z.	U.S. Treasury Regulations shall mean the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

Adopted by stockholders on May [•], 2020.

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APPENDIX D

Jetblue Airways Corporation 2020 Omnibus Equity Incentive Plan

Section 1. Purpose

This plan shall be known as the “JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan” (as amended from time to time, the “Plan”). The purpose of the Plan is to promote the interests of JetBlue Airways Corporation (the “Company”) and its stockholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its stockholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

2.1	“Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, and (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

2.2	“Award” means any award of an Option, Deferred Stock Unit, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.

2.3	“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

2.4	“Board” means the Board of Directors of the Company.

2.5	“Cause” shall mean, unless defined in the applicable Award Agreement, a Participant’s (i) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (ii) participation in a fraud or willful misconduct that is injurious to the business, financial condition, property or reputation of the Company or its Subsidiaries or Affiliates; (iii) willful breach of the Company’s policies that adversely affects the Company, its business or its reputation ; (iv) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant; (v) habitual conduct that constitutes gross insubordination; or (vi) habitual neglect of his or her duties with the Company. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

2.6	“Change in Control” means the occurrence of any of the following:

(i) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), other than the Company or a wholly owned Subsidiary thereof, becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then- outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2.6, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

(ii) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but

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excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be; or

(iv) The consummation of a plan of complete liquidation or dissolution of the Company.

(v) For avoidance of doubt, Change in Control payments under this plan shall be made only where the definition of Change in Control (in this Section 2.6 is met) and when there is a loss of employment or substantial change in job duties as a result of the Change in Control. Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

2.7	“Change in Control Price” means the price per share offered in respect of the Share in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of a Share on any of the 30 trading days immediately preceding the date on which a Change in Control occurs, provided that if the use of such highest Fair Market Value in respect of a particular Award would cause an additional tax to be due and payable by the Participant under Section 409A of the Code, the Board or Committee shall determine the Change in Control Price in respect of such Award in a manner that does not have such result.

2.8	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9	“Committee” means a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder and (ii) “independent” within the meaning of the listing standards of the Nasdaq Stock Market.

2.10	“Consultant” means any consultant to the Company or its Subsidiaries or Affiliates.

2.11	“Deferred Stock Unit” means any unit granted under Section 9 and 11 of the Plan.

2.12	“Director” means a member of the Board.

2.13	“Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.

2.14	“Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

2.15	“Effective Date” has the meaning provided in Section 16.1 of the Plan.

2.16	“Eligible Individual” means any Employee, Non-Employee Director or Consultant, and any prospective Employee and Consultant who has accepted an offer of employment or consultancy from the Company or any Affiliate.

2.17	“Employee” means a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

2.18	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.19	“Fair Market Value” with respect to the Shares, means: (a) if the Share is listed on a national securities exchange, as of any date, Fair Market Value shall be the closing price of the Shares on the Nasdaq Stock Market as of the immediately preceding Trading Day, as reported by a source selected by the Committee and (b) if the Share is not listed on a national securities exchange, the Fair Market Value shall be determined by the Committee in its exclusive, good faith discretion.

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2.20	“Good Reason” means, unless otherwise provided in an Award Agreement, (i) a material and demonstrable adverse change in the nature and scope of Participant’s position, authority, duties or responsibilities following a Change in Control as compared to such level immediately prior to a Change in Control, (ii) any material reduction in a Participant’s annual base salary, percentage target bonus opportunity, or target long-term incentive award opportunity, in each case as then in effect, or other material benefits provided to officers of the Company, except where such reduction is part of a general reduction applied equitably across similarly-situated employees; or (iii) the Company or an Affiliate requiring the Participant to relocate from the office of the Company or such Affiliate where the Participant is principally employed immediately prior to the date of a Change in Control to a location that is more than 50 miles from such office of the Company or such Affiliate (except for required travel on the Company’s or Affiliate’s business to an extent substantially consistent with such Participant’s customary business travel obligations in the ordinary course of business prior to the date of such Change in Control. In each case of clause (i) or (ii), only if: (x) the Participant provides written notice to the Company of the existence of the applicable condition described in such clause within 90 days of the initial existence of the condition, (y) the Company fails to remedy the condition within 60 days after the Company receives such written notice, and (z) within the 30 day period immediately following the lapse of such 60 day period, the Participant elects to Terminate his or her Employment.

2.21	“Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6 used to determine whether there is any payment due upon exercise of the SAR.

2.22	“Incentive Stock Option” or “ISO” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.23	“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

2.24	“Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 11 of the Plan and is not intended to be an Incentive Stock Option.

2.25	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.26	“Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.

2.27	“Other Stock-Based Award” means any Award granted under Sections 10 or 11 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, an Other Stock-Based Award that is not settled in cash shall be treated as (i) an Option if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Stock Unit if the amounts payable thereunder will be determined by reference to the full value of a Share.

2.28	“Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.

2.29	“Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.

2.30	“Performance Award” means any Award granted under Section 8 of the Plan, including Performance Stock, Performance Stock Unit, or other cash-based performance awards.

2.31	“Performance Stock” means any Share with performance conditions granted under Section 8 of the Plan.

2.32	“Performance Stock Unit” means any unit with performance conditions granted under Section 8 of the Plan.

2.33	“Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.34	“Prior Plan” means the Amended and Restated JetBlue Airways Corporation 2011 Incentive Compensation Plan.

2.35	“Restricted Stock” means any Share granted under Sections 7 to 11 of the Plan.

2.36	“Restricted Stock Unit” means any unit granted under Sections 7 to 11 of the Plan.

2.37	“SEC” means the Securities and Exchange Commission or any successor thereto.

2.38	“Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

2.39	“Shares” or “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

2.40	“Share Reserve” has the meaning set forth in Section 4.1 hereof.

2.41	“Specified Employee” has the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

2.42	“Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6, 8 or 11 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price.

2.43	“Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

2.44	“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

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2.45	“Termination from Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances. Unless otherwise determined by the Committee (and subject to the limitations applicable to ISOs under the Code), a Termination from Service shall not be considered to have occurred in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to an applicable Company or Affiliate policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute a Termination from Service if the individual continues to perform bona fide services for the Company or an Affiliate (subject to the limitations applicable to ISOs under the Code). A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination from Service if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave). Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards subject to Section 409A of the Code, a Termination from Service shall mean a “separation from service” as such term is defined in Section 1.409A-1(h) of the Treasury Regulations.

2.46	“Trading Day” means any day on which the Stock Exchange is open for trading or, if the Common Stock is not listed on national securities exchange, a business day, as determined by the Plan Administrator in good faith.

Section 3. Administration

3.1	Authority of Committee. The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant;(iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised upon Termination from Service of a participant due to death or Disability or retirement; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Termination from Service with the Company or a Subsidiary or Affiliate, including whether such separation occurs by reason of Cause, Good Reason, Disability, retirement, or in connection with a Change in Control and whether a leave constitutes a Termination from Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

3.2	Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant

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and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.3	Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

3.4	Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.5	No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Section 4. Shares Available For Awards

4.1	Shares Available. Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards after the Effective Date of the Plan is 10,500,000, consisting of approximately 1,600,000 new shares. Shares (the “Share Reserve”), plus the Shares remaining available for grant under the Prior Plan as of the Effective Date. The number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 1,000,000 Shares. From and after the Effective Date, no further grants or awards shall be made under Prior Plan, and any available Shares remaining for grant under the Prior Plan shall be available for grant under the Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms. Each Share issued pursuant to an Option shall reduce the Share Reserve by one (1) share. Each Share subject to a redeemed portion of a SAR shall reduce the Share Reserve by one (1) share. Each Share issued pursuant to a Deferred Stock Unit shall reduce the Share Reserve by one (1) share. Each Share issued pursuant to a Restricted Stock or a Restricted Stock Unit shall reduce the Share Reserve by one (1) share. If any Award granted under the Plan (whether before or after the Effective Date of the Plan) shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, in accordance with this Section 4.1. The Committee may make such other determinations regarding the counting of Shares issued pursuant to the Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Notwithstanding the foregoing, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered or withheld as payment for the exercise or settlement of an Option or SAR, (ii) Shares tendered or withheld by the Company to satisfy any tax withholding obligations, (iii) Shares subject to Options or SARs that are not issued upon exercise or settlement of the Option or SAR, and (iv) Shares that were repurchased on the open market by the Company with the proceeds of an Option exercise. Any Shares that again become available for grant pursuant to this Section shall be added back as (a) one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan, and (b) as one (1) Share if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

4.2	Adjustments. Without limiting the Committee’s discretion as provided in Section 13 hereof, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall, in an equitable and proportionate manner as determined by the Committee (and, as applicable, in such manner as is consistent with 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number;

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(3) the grant or exercise price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award. Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.

4.3	Annual Award Limits. Subject to the provisions of Section 4.2 and, in the case of Non-Employee Directors, Section 11.3:

(a) The maximum number of Shares that may be issued pursuant to Options and SARs granted to any Participant in any calendar year, taken together, shall be 2,500,000 Shares;

(b) The maximum number of Shares that may be paid to any Participant in any calendar year under an Award of Restricted Stock, Restricted Stock Units, Performance Stock or Performance Stock Units or Other Stock-Based Awards shall be 2,000,000 Shares determined as of the date of grant; and

(c) The maximum aggregate amount that may be paid to any Participant in any calendar year under an Award of cash-based Performance Awards or any other Award that is payable in cash shall be $5,000,000, determined as of the date of grant.

4.4	Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.5	Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

Section 5. Eligibility

Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 11.

Section 6. Stock Options and Stock Appreciation Rights

6.1	Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2	Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date of grant of such Option, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date of grant of such SAR. In the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2 hereof in the form of Options or SARS, such grants shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. Notwithstanding the foregoing, the Committee shall not have the power to (i) amend the terms of previously granted Options or SARs to reduce the Option Price or Grant Price of such Options or SARs, respectively, (ii) cancel such Options or SARs and grant substitute Options or SARs with a lower Option Price or Grant Price than the cancelled Options or SARs, respectively, (iii) cancel such Options or SARs and grant Substitute Awards in the form of full-value Awards (i.e., Deferred Stock Unit, Restricted Stock, Restricted Stock Unit, Performance Stock, Performance Stock Unit, or Other Stock-Based Award with amounts payable determined by reference to the full value of a Share), or (iv) cancel such Options or SARs in exchange for consideration in the form of cash payments, in each case without the approval of the Company’s stockholders.

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6.3	Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

6.4	Exercise.

	(a)	Subject to Section 15.3, each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. An Award Agreement may provide that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would, in the reasonable judgment of the Company, violate applicable securities law or would be prohibited by a Company “blackout” policy; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws or policy.

	(b)	The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

	(c)	An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

	(d)	Payment of the Option Price shall be made in (i) cash or cash equivalents, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to the Company of unencumbered Shares previously acquired by the Participant, valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise or (y) withholding Shares (net-exercise) otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares. The Company reserves, at any and all times in the Company’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a method set forth in subsection (iv) above, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

	(e)	At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

6.5	Termination from Service. Except as otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting such Award and ending on the date of exercise of such Award the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination from Service by the Participant. An Option or SAR shall cease to become exercisable upon a Termination from Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6.5 to the contrary, the Committee may determine in its discretion that an Option or SAR may be exercised following any such Termination from Service, whether or not exercisable at the time of such separation; provided, however, that in no event may an Option or SAR be exercised after the expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).

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6.6	Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7. Restricted Stock and Restricted Stock Units

7.1	Grant.

	(a)	Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Stock and Restricted Stock Units shall be granted, the number of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Stock and Restricted Stock Units shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

	(b)	Each award of Restricted Stock and Restricted Stock Unit made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Stock or Restricted Stock Unit. Subject to Section 15.3, each Award Agreement shall set forth a period of time (not less than one year) during which the grantee must remain in the continuous employment (or other service-providing capacity) of the Company in order for the forfeiture and transfer restrictions to lapse. As may be provided in the Award Agreement, forfeiture and transfer restrictions may be modified in the event of death, Disability or retirement. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Stock or Restricted Stock Unit. The Award Agreement may also, in the discretion of the Committee, set forth conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Stock and Restricted Stock Units.

7.2	Delivery of Shares and Transfer Restrictions.

	(a)	At the time a Restricted Stock is granted, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Stock prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock evidenced in such manner. The holding of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Stock, in accordance with this Section 7.2(a), shall not affect the rights of Participants as owners of the Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the transfer restrictions.

	(b)	Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a stockholder with respect to the Restricted Stock, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without

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further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Stock are met; and (iv) dividends declared and paid on Restricted Stock during such restricted period shall be retained by the Company and paid to the grantee upon the satisfaction of the continuous employment and any other restrictive conditions relating to such Restricted Stock. Restricted Stock Units shall be subject to similar transfer restrictions as Restricted Stock, except that no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a stockholder with respect to such Restricted Stock Units until the restrictions set forth in the applicable Award Agreement have lapsed.

7.3	Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Stock are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Stock or in the Plan shall lapse as to the Restricted Stock subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

7.4	Payment of Restricted Stock Units. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement shall specify whether a Participant will be entitled to receive dividend equivalent rights in respect of Restricted Stock Units at the time of any payment of dividends to stockholders on Shares. If the applicable Award Agreement specifies that a Participant will be entitled to dividend equivalent rights, (i) the amount of any such dividend equivalent right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Restricted Stock Units then credited to the Participant, and (ii) any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be paid on Restricted Stock Units that have not vested and such dividend equivalents shall instead accumulate and be paid upon vesting of the Restricted Stock Units to which they relate. Except as otherwise determined by the Committee at or after grant, Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Stock Units and all rights of the grantee to such Restricted Stock Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Stock Units were granted and unless any other restrictive conditions relating to the Restricted Stock Unit are met.

Section 8. Performance Awards

8.1	Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants who shall receive (i) Performance Stock, Performance Stock Units, and/or a cash-based Performance Award, (ii) each valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. The Performance Stock and Performance Stock Units shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan. The Award Agreement may, in the discretion of the Committee, set forth conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Performance Stock and Performance Stock Units.

8.2	Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3	Payment of Performance Awards. Any earned portion of Performance Awards may be paid in a lump sum or in installments in the form of cash or in Shares or in a combination thereof, as specified in a Participant’s applicable Award Agreement, following the close of

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the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination from Service prior to the end of any performance period, other than for reasons of death, Disability or retirement, will result in the forfeiture of the Performance Award, and no payments will be made. Notwithstanding the foregoing, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a Performance Award. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Section 9. Deferred Stock Units

9.1	Grant.
(a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Deferred Stock Units shall be granted, the number of Deferred Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Deferred Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Deferred Stock Unit shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b) Each Deferred Stock Unit made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Deferred Stock Unit. Such agreement shall set forth a period of time, which shall be not less than one year, during which the grantee must remain in the continuous employment (or other service-providing capacity) of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Deferred Stock Unit. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Deferred Stock Unit.

9.2	Termination of Restrictions. At the end of the restricted period (which shall be six months following the month in which the Non-Employee Director departs from the Board) and provided that any other restrictive conditions of the Deferred Stock Unit are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Deferred Stock Unit or in the Plan shall lapse as to the Deferred Stock Unit subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

9.3	Payment of Deferred Stock Units. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a Share when the restrictions on the Deferred Stock Units lapse six months after the month in which the Director separates from the Company. Deferred Stock Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement shall specify whether a Participant will be entitled to receive dividend equivalent rights in respect of Deferred Stock Units at the time of any payment of dividends to stockholders on Shares. If the applicable Award Agreement specifies that a Participant will be entitled to dividend equivalent rights, (i) the amount of any such dividend equivalent right shall equal the amount that would be payable to the Participant as a stockholder in respect of a number of Shares equal to the number of vested Deferred Stock Units then credited to the Participant, and (ii) any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be paid on Deferred Stock Units that have not vested and such dividend equivalents shall instead accumulate and be paid upon vesting of the Deferred Stock Units to which they relate. Except as otherwise determined by the Committee at or after grant, Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Deferred Stock Units and all rights of the grantee to such Deferred Stock Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the vesting period of the Deferred Stock Units, and unless any other restrictive conditions relating to the Deferred Stock Unit are met.

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Section 10. Other Stock-Based Awards

The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6, 7, 9 and 10 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 11. Non-Employee Director And Outside Director Awards

11.1	The Board may provide that all or a portion of a Non- Employee Director’s annual retainer, Committee fees and/or other equity awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Restricted Stock Units, Deferred Stock Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

11.2	The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7, 9 and 10 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.

11.3	The aggregate maximum Fair Market Value (determined as of the Grant Date) of the Shares with respect to Awards granted under the Plan in any calendar year to any Non- Employee Director, together with any cash-based retainer, meeting, and other fees paid to such Non-Employee Director during the calendar year, shall not exceed $750,000.

Section 12. Termination from Service

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Termination from Service with the Company, its Subsidiaries and Affiliates, including a separation from the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

Section 13. Change In Control

13.1	Certain Terminations. Unless otherwise provided by the Committee, or in an Award Agreement or by a contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant’s Termination from Service with the Company (or its successor) by reason of (a) death; (b) Disability; (c) retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an Award subject to Section 409A of the Code, Good Reason shall exist only if (i) the Participant notifies the Company of the event establishing Good Reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the Participant’s Termination from Service with the Company (or its successor) within 180 days of the initial occurrence of the event.

13.2	Accelerated Vesting. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine. In the event of a Change in Control, and without the consent of any Participant, the Committee may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.2. Notwithstanding any other provision of the Plan, including this Section 13.2, the Committee may not accelerate the payment of any Award if such acceleration would fail to comply with Code Section 409A(a)(3).

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13.3	Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may (in accordance with Section 409A, to the extent applicable), without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, that in the event of such an assumption, the Acquiror must grant the rights set forth in Section 14.1 to the Participant in respect of such assumed Awards. For purposes of this Section, [if so determined by the Committee, in its discretion,] an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award (as adjusted, if applicable, pursuant to Section 4.2 hereof) confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

13.4	Cash-Out of Awards. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an Award is greater than the per share consideration in connection with the Change in Control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and may be paid in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.5	Performance Awards. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant, provide that in the event of a Change in Control, (i) any outstanding Performance Awards relating to performance periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress performance periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the performance period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which performance criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable. In the absence of such a determination, any Performance Awards relating to performance periods that will not have ended as of the date of a Change in Control shall be terminated and canceled for no further consideration.

Section 14. Amendment and Termination

14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

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14.2	Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3	Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

Section 15. General Provisions

15.1	Limited Transferability of Awards. Except as otherwise provided in the Plan, an Award Agreement or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. No transfer of an Award for value shall be permitted under the Plan.

15.2	Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a deferred basis. Dividends or dividend equivalents with respect to Performance Stock and Performance Stock Units shall be accumulated until, and shall be paid only to the extent that, such Award is earned and vested based on the satisfaction of the applicable performance measures and time-based vesting restrictions. Dividends or dividend equivalents with respect to Awards that are subject to time-based vesting restrictions shall be accumulated until, and shall be paid only to the extent that, such Awards vest in accordance with their terms. All dividends or dividend equivalents may, at the Committee’s discretion, accrue interest or be invested into additional Shares. Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code.

15.3	Minimum Vesting. All Awards shall be subject to a minimum time-based vesting or performance period, as applicable, of not less than one year from the grant date, except in the case of (i) a Substitute Award made in replacement of an award that is already fully vested or scheduled to vest in less than one year from the grant date of such Substitute Award or (ii) an Award subject to accelerated vesting upon a Participant’s Termination from Service due to death or Disability. Notwithstanding the foregoing, no more than five percent (5%) of the maximum number of shares of Stock authorized to be issued pursuant to Section 4.1 (as adjusted, if applicable, pursuant to Section 4.2) may be issued as Awards (other than Cash Awards) that specify a vesting date or performance period that is less than one year from the date of grant. Accelerated vesting on account of death, disability, or a Change in Control shall not be taken into account in applying the immediately preceding sentence.

15.4	Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, if a Participant is a Specified Employee at the time of his or her Termination from Service, any payments with respect to any Award subject to Section 409A of the Code to which the Participant would otherwise be entitled by reason of such Termination from Service shall be made on the date that is six months after the Participant’s Termination from Service (or, if earlier, the date of the Participant’s death). Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

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15.5	No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

15.6	Recoupment. Notwithstanding anything in the Plan to the contrary, all Awards granted under the Plan and any payments made under the Plan shall be subject to clawback or recoupment as permitted or mandated by applicable law, rules, regulations or Company policy as enacted, adopted or modified from time to time. For the avoidance of doubt, this provision shall apply to any gains realized upon exercise or settlement of an Award.

15.7	Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.8	Tax Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state local and foreign withholding obligations using the statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.9	Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under the Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.10	Awards to Participants Subject to Laws of a Jurisdiction Outside of the United States. To the extent that Awards under the Plan are awarded to Participants who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such Participant (i) to comply with the laws, rules and regulations of such jurisdiction and (ii) to achieve more favorable tax treatment for the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

15.11	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Restricted Stock Units, Performance Awards, Other Stock-Based Awards or other types of Awards provided for hereunder.

15.12	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

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15.13	No Rights as Stockholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares.

15.14	Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.

15.15	Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.16	Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.17	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

15.18	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.19	Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 16. Term of the Plan

16.1	Effective Date. The Plan shall become effective upon the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Shares which are present or represented and entitled to vote and voted at a meeting (the “Effective Date”), which approval must occur within the period ending twelve (12) months before or after the date the Plan is adopted by the Board. The Plan shall remain in effect as provided in Section 16.2.

16.2	Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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APPENDIX E

Certificate of Amendment of the Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

A.	The name of the corporation (hereinafter referred to as the “Corporation”) is JETBLUE AIRWAYS CORPORATION. The date of filing of its original Certificate of Incorporation with the Secretary of the State of Delaware is August 24, 1998 under the name New Air Corporation.

B.	At a meeting of the Board of Directors of the Corporation on [●], 2020, resolutions were duly adopted approving the following proposed amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of the Corporation and declaring said amendment to be advisable. The proposed amendment was as follows:

Article VII of the Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

1.	Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Special meetings of the stockholders shall only be called (i) by the Board of Directors of the Corporation or the Chief Executive Officer of the Corporation, for any purpose or purposes, or (ii) subject to the applicable provisions of the Bylaws of the Corporation, by the Secretary of the Corporation upon written request from holders of record (a) representing at least twenty (20%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting and (b) that have complied in full with the requirements set forth in the Corporation’s Bylaws, as amended from time to time. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

2.	All actions required or permitted to be taken by stockholders at a meeting may be effected by the written consent of such holders of stock of the Corporation entitled to vote thereon pursuant to Section 228 of the DGCL; provided that no such action may be effected except in accordance with the provisions of this Article VII, the Corporation’s Bylaws, as amended from time to time, and applicable law.

(a)	Request for Record Date. The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article VII. Any stockholder of the Corporation seeking to have such stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary of the Corporation, delivered to the Corporation at its principal executive offices and signed by holders of record at the time such request is delivered holding shares representing in the aggregate at least twenty five (25)% of the then outstanding shares of voting stock of the Corporation entitled to vote on the matter (the “Requisite Percent”), request that a record date be fixed for such purpose. The written request must contain the information set forth in paragraph (b) of this Article VII. Following receipt of the request from the Requisite Percent, the Board of Directors shall, by the later of (i) twenty (20) days after receipt of a valid request to set a record date and (ii) five (5) days after delivery of any information requested by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by written consent of stockholders in lieu of a meeting and, if appropriate, may adopt a resolution fixing the record date for such purpose (unless the Board of Directors shall have previously fixed a record date thereof). The record date for such purpose shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date upon which such resolution is adopted. If the request from the Requisite Percent has been determined to be valid and to relate to an action that may be effected by written consent pursuant to this Article VII or if no such determination shall have been made by the date required by this Article VII, and in either event no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date, when no prior action by the Board of Directors is required under the provisions of Delaware law, shall be the first date (after the expiration of the time period provided by the fourth sentence of this paragraph (a)) on which a signed written consent relating to the action taken or proposed to be taken by written consent is delivered to the Corporation in the manner described in paragraph (f) of this Article VII; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(b)	Request Requirements. The request required by paragraph (a) of this Article VII (i) must be delivered to the Secretary at the principal executive offices of the Corporation by the holders of record of at least the

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Requisite Percent of the outstanding voting stock of the Corporation entitled to vote on the matter (with written evidence of such ownership attached to the request (provided, however, that if the stockholder(s) making the request are not the beneficial owners of the shares representing at least the Requisite Percent of the outstanding voting stock of the Corporation, then the request must also include documentary evidence that the beneficial owners on whose behalf the request is made beneficially own at least the Requisite Percent of the outstanding voting stock of the Corporation as of the date on which such request is delivered to the Secretary)), who shall not revoke such request and who shall continue to own not less than the Requisite Percent of the outstanding shares of voting stock of the Corporation through the date of delivery of Consents signed by a sufficient number of stockholders to authorize or take such action, (ii) must contain an agreement to solicit Consents in accordance with paragraph (d) of this Article VII, (iii) must describe the action proposed to be taken by written consent of stockholders and (iv) must contain (1) such information and representations, to the extent applicable, then required by the Bylaws of the Corporation, as amended from time to time, as though such stockholder was intending to make a nomination of persons for election to the Board of Directors or bring any other matter before a meeting of stockholders, as applicable, and (2) the text of the proposed action to be taken (including the text of any resolutions to be adopted by written consent of stockholders and the language of any proposed amendment to the Bylaws of the Corporation). The Corporation may require the stockholder(s) submitting such request to furnish such other information as may be requested by the Corporation to determine whether the request relates to an action that may be effected by written consent under paragraph (c) of this Article VII. In connection with an action or actions proposed to be taken by written consent in accordance with this Article VII and applicable law, the stockholder(s) seeking such action or actions shall further update and supplement the information previously provided to the Corporation in connection therewith, if necessary, in the same manner required by the Bylaws for stockholders intending to make a nomination of persons for election to the Board of Directors or to bring any other matter before a meeting of stockholders, as applicable. Any requesting stockholder may revoke his, her or its request at any time by written revocation delivered to the Secretary of the Corporation at the Corporation’s principal executive offices. Any disposition by a requesting stockholder of any shares of voting stock of the Corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) after the date of the request, shall be deemed a revocation of the request with respect to such shares. If the unrevoked requests represent in the aggregate less than the Requisite Percent prior to the time the record date is set in accordance with this Section 2, the Board of Directors, in its discretion, is not obligated to set such a record date and the stockholders are not entitled to act by written consent.

(c)	Actions Which May Be Taken by Written Consent. Stockholders are not entitled to act by written consent if (i) the action relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the request for a record date for such action is received by the Corporation during the period commencing one hundred twenty (120) days prior to the first anniversary of the date of the notice of annual meeting for the immediately preceding annual meeting and ending on the earlier of (x) the date of the next annual meeting and (y) thirty (30) calendar days after the first anniversary of the date of the immediately preceding annual meeting, (iii) an identical or substantially similar item (as determined by the Board of Directors in its reasonable determination, which determination shall be conclusive and binding on the Corporation and its stockholders, a “Similar Item”), other than the election or removal of directors, was presented at any meeting of stockholders held not more than twelve (12) months before the request for a record date for such action is received by the Corporation, (iv) a Similar Item consisting of the election or removal of directors was presented at any meeting of stockholders held not more than ninety (90) days before the request for a record date was received by the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (v) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholders meeting that has been called by the time the request for a record date is received by the Corporation but not yet held, (vi) the Board of Directors calls an annual or special meeting of stockholders for purposes of presenting a Similar Item or solicits action by written consent of stockholders of a Similar Item pursuant to paragraph (i) of this Section 2 of this Article VII or (vii) such record date request was made in a manner that either did not comply with this Article VII, the Corporation’s Bylaws or involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law.

(d)	Manner of Consent Solicitation. Stockholders of the Corporation may take action by written consent only if consents are solicited by the stockholder or group of stockholders seeking to take action by written consent of stockholders in accordance with this Article VII and applicable law from all holders of voting stock of the Corporation entitled to vote on the matter.

(e)	Form and Timing of Consent. No written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this paragraph and in paragraph (f) of this Article VII as a “Consent”) shall be effective to take the corporate action referred to therein unless, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation in the manner required by paragraph (f) of this Article VII within sixty (60) days of the first date on which a Consent is so delivered to the Corporation.

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(f)	Delivery of Consents. No Consents may be delivered to the Corporation until sixty (60) days after the delivery of a valid request to set a record date from the Requisite Percent. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery must be made by hand or by certified or registered mail, return receipt requested. In the event of the receipt by the Corporation of Consents, the Secretary of the Corporation, or such other officer of the Corporation as the Board of Directors may designate, shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the Secretary of the Corporation, or such other officer or agent of the Corporation as the Board of Directors may designate, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent. If after such investigation the Secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the inspector(s), as the case may be, shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Secretary of the Corporation, such other officer or agent of the Corporation as the Board of Directors may designate or the inspector(s), as the case may be, may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

(g)	Effectiveness of Consent. Notwithstanding anything in the Amended and Restated Certificate of Incorporation to the contrary, no action may be taken by the stockholders by written consent except in accordance with this Article VII and applicable law. [If the Board of Directors shall determine] that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with, or does not comply with, this Article VII or applicable law, then the Board of Directors shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. No action by written consent shall be effective until such date as the Secretary of the Corporation, such other officer of this Corporation as the Board of Directors may designate, or the inspector(s), as applicable, certifies to the Corporation that the Consents delivered to the Corporation in accordance with paragraph (f) of this Article VII represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and the Amended and Restated Certificate of Incorporation.

(h)	Challenge to Validity of Consent. Nothing contained in this Article VII shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Secretary of the Corporation, such other officer of the Corporation as the Board of Directors may designate or the inspector(s), as the case may be, or to take any other action (including, without limitation, the commencement prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(i)	Board-solicited Stockholder Action by Written Consent. Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article VII or any related provisions of the Bylaws of the Corporation shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

C.	Thereafter, pursuant to a resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held on [May 14, 2020], upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

D.	The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed by it duly authorized officer in its corporate name this [14th] day of [May], 2020.

JETBLUE AIRWAYS CORPORATION

By:
Name:
Title:

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preliminary proxy materials dated [•], 2020 - subject to completion

jetBlue®

JETBLUE AIRWAYS CORPORATION
27-01 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 13, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/jblu2020**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 13, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by JetBlue in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D04033-P36844

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS CORPORATION

The Board of Directors recommends you vote FOR each nominee listed in the following proposal:

1. To elect ten directors nominated by the Board of Directors to serve until the 2021 annual meeting of stockholders

Nominees:	For	Against	Abstain
1a. B. Ben Baldanza	☐	☐	☐
1b. Peter Boneparth	☐	☐	☐
1c. Virginia Gambale	☐	☐	☐
1d. Robin Hayes	☐	☐	☐
1e. Ellen Jewett	☐	☐	☐
1f. Robert Leduc	☐	☐	☐
1g. Teri McClure	☐	☐	☐
1h. Sarah Robb O'Hagan	☐	☐	☐
1i. Vivek Sharma	☐	☐	☐
1j. Thomas Winkelmann	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7.	For	Against	Abstain
2. Advisory vote to approve executive compensation "say on pay"	☐	☐	☐
3. Vote to approve the JetBlue Airways Corporation 2020 Omnibus Equity Incentive Plan	☐	☐	☐
4. Vote to approve the JetBlue Airways Corporation 2020 Crewmember Stock Purchase Plan	☐	☐	☐
5. Ratification of the selection of Ernst & Young LLP as our independent auditor for fiscal year 2020	☐	☐	☐
6. Vote to approve amendment of the Company's certificate of incorporation to provide stockholders with the right to call a special meeting	☐	☐	☐
7. Vote to approve amendment of the Company's certificate of incorporation to provide stockholders with the right to act by written consent	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following proposal:			
8. Stockholder proposal	☐	☐	☐

NOTE: Certification: Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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preliminary proxy materials dated [•], 2020 - subject to completion

jetBlue®

2020 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 14, 2020

9:00 am EDT

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D04034-P36844

jetBlue®

JETBLUE AIRWAYS CORPORATION
Annual Meeting of Stockholders
May 14, 2020 9:00 am EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Brandon Nelson and Alexander Chatkewitz, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at **www.virtualshareholdermeeting.com/jblu2020** at 9:00 am EDT on May 14, 2020, and at any adjournments or postponements thereof, upon and with respect to the number of shares of Common Stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted "FOR" all of the nominees for director, "FOR" proposals 2, 3, 4, 5, 6 and 7, "AGAINST" proposal 8 and in the discretion of the named proxies as to any other matter that may properly come before this meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE TELEPHONE OR BY THE INTERNET.

If you vote by telephone or the internet, please DO NOT mail back this proxy card.

Thank you for your vote.